Exhibit 10.4


                       THIRD AMENDMENT TO LEASE AGREEMENT

            THIS THIRD AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into this 27th day of September, 2004 (the "Effective Date"), by and between TEXAS CORPORATE PROPERTIES, L.P., a Texas limited partnership ("Landlord"), and TENET HOSPITALS LIMITED, a Texas limited partnership ("Tenant").

                                   WITNESSETH:

            WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of May 14, 1998 (the "Original Lease"), with respect to the lease of the office building commonly referred to as Galleria North, Tower I (the "Building");

            WHEREAS, the Original Lease was amended by that certain First Amendment to Lease Agreement, dated December 7, 2000 (the "First Amendment"), and that certain Second Amendment to Lease Agreement, dated December 12, 2002 (the "Second Amendment") (the Original Lease as amended by the First Amendment and the Second Amendment shall hereafter be referred to as the "Lease");

            WHEREAS, the parties to the REA (as defined in the Lease) have agreed to enter into that certain proposed Amended and Restated Construction, Operation and Reciprocal Easement Agreement (the "Amended REA") attached hereto as Exhibit A; and

            WHEREAS, Landlord and Tenant mutually desire to amend the Lease to modify certain provisions of the Lease as set forth herein but not otherwise.

            NOW THEREFORE, for and in consideration of Ten and No/Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Landlord and Tenant, intending to be and being legally bound, do hereby agree as follows:

            1. Defined Terms.

            All capitalized terms utilized herein and not defined herein shall have the meanings ascribed thereto in the Lease.

            2. Amended REA.

            (a) As of the Effective Date, Tenant hereby approves the Amended REA substantially in the form attached hereto as Exhibit A, together with any immaterial changes made thereto, and authorizes Landlord to enter into, and record, the Amended REA with any immaterial changes thereto.

            (b) As of the Effective Date, the Lease shall be amended such that any reference in the Lease to the "Initial REA" shall mean the Amended REA. Further, Section 11.4 of the Lease shall be amended by deleting the definition of "REA" in its entirety and substituting the following definition therefor:

            ""REA" shall mean that Amended and Restated Construction, Operation and Reciprocal Easement Agreement, dated September 27, 2004, and as further amended from time to time."

            3. Flag Option.

            (a) As of the Effective Date, Section 3.5 of the Lease shall be amended to include the following Section 3.5(f):

                  "(f) For so long as the Condition is satisfied, Tenant is
            hereby granted the option (the "Flag Option") to use the eastern most flag pole located on the Access Tract (the "East Pole") for purposes of flying a flag (the "Logo Flag") bearing the name and/or logo of Tenant or of an Affiliate of Tenant. Tenant must furnish Landlord with written notice of its intent to exercise the Flag Option (the "Flag Notice"). The Flag Notice shall include a sample of the proposed Logo Flag's material and design details, which are subject to the reasonable approval of the Common Area Manager (as defined in the REA) pursuant to Section 12.4 of the REA. When the Logo Flag is approved, Tenant shall be responsible for any and all costs associated with (i) obtaining the Logo Flag, (ii) installing and approving the Logo Flag, (iii) changing the Logo Flag to the extent permitted hereunder after the initial installation thereof, and (iv) any maintenance and replacements required to keep the Logo Flag in a Class A condition, which maintenance and replacement shall be made at the Common Area Manager's sole discretion. Pursuant to the REA, the Common Area Manager is responsible for raising and lowering the Logo Flag on a daily basis. In no event shall Landlord be responsible for any breach by the Common Area Manager of its obligations under the REA; however, Landlord shall exercise reasonable efforts to enforce the Common Area Manager's obligations under the REA with respect to the Logo Flag. Tenant shall be obligated to pay any sums owed under the REA with respect to the Logo Flag (or any changes thereto) or the exercise of the Logo Flag Option within twenty (20) days of receipt of an invoice therefor from Landlord (which invoice shall include the invoice provided to Landlord by the Common Area Manager).

            At such time as the Condition is no longer satisfied, Landlord shall be permitted to remove and/or replace (at Landlord's sole cost and expense) the Logo Flag."

            (b) As of the Effective Date, the first paragraph of Section 3.5(d) of the Lease shall apply to the new Section 3.5(f). Further, the first paragraph of Section 3.5(d) of the Lease shall be amended to include the words (i) "and Logo Flag" after the words "Signs" in the third to the last line thereof, and
(ii) "or the Affiliate of the Permitted Affiliate" after the words "Permitted Affiliate" in the third to the last line thereof.

            4. Brokerage Commissions.

            Landlord and Tenant hereby represent and warrant to each other that no commission is due and payable to any broker or other leasing agent in connection with this Agreement as a result of its own dealings with any such broker or leasing agent, and Landlord and Tenant hereby agree to indemnify and hold each other harmless from and against all loss, damage, cost and expense (including reasonable attorneys' fees) suffered by the other party as a result of a breach of the foregoing representation and warranty.

            5. Full Force and Effect.

            In the event any of the terms of the Lease conflict with the terms of this Amendment, the terms of this Amendment shall control. Except as amended hereby, all terms and conditions of the Lease shall remain in full force and effect, and Landlord and Tenant hereby ratify and confirm the Lease as amended hereby. The Lease, as amended herein, constitutes the entire agreement between the parties hereto and no further modification of the Lease shall be binding unless evidenced by an agreement in writing signed by Landlord and Tenant.

                      [END OF PAGE; SIGNATURE PAGE FOLLOWS]

            EXECUTED on the day and year set forth above.

                               LANDLORD:

                               TEXAS CORPORATE PROPERTIES, L.P.,
                               a Texas limited partnership

                               By: Texas Corporate Properties GP, LLC, its general partner

                                     By:   Hines Corporate Properties, LLC, its
                                           sole member

                                           By:   /s/ Thomas Owens
                                                 -----------------------
                                                 Thomas Owens
                                                 Chief Executive Officer

                               TENANT:

                               TENET HOSPITALS LIMITED, a Texas limited partnership

                               By:   Tenet HealthSystem Hospitals, Inc., a
                                     Delaware corporation

                                     By:   /s/ Douglas E. Rabe
                                           -------------------
                                           Douglas E. Rabe
                                           Vice President

                           ACKNOWLEDGMENT OF GUARANTOR

            The undersigned hereby acknowledges the matters contained in this Letter Amendment and agrees that the undersigned's obligations under the Guaranty (as defined in the Lease) executed in connection with the Lease are in full force and effect and shall not be impaired or otherwise adversely affected as a result thereof. All references in the Guaranty shall refer to the Lease as amended by this Letter Amendment. Guarantor hereby reaffirms its Guaranty for the Lease as amended hereby.

                                    GUARANTOR:

                                    TENET HEALTHCARE CORPORATION

                                    By:   /s/ Timothy E. Pullen
                                          ------------------------
                                          Timothy E. Pullen
                                          Executive Vice President

                                    EXHIBIT A

                  AMENDED AND RESTATED CONSTRUCTION, OPERATION

                        AND RECIPROCAL EASEMENT AGREEMENT

                              AMENDED AND RESTATED

                             CONSTRUCTION, OPERATION

                                       AND


                          RECIPROCAL EASEMENT AGREEMENT


                                       FOR


                                 GALLERIA NORTH

                                  DALLAS, TEXAS

                               SEPTEMBER 27, 2004

                                TABLE OF CONTENTS

   ARTICLE I      DEFINITIONS................................................2

   ARTICLE II     EXHIBITS..................................................21

   ARTICLE III    DESIGN AND CONSTRUCTION OF IMPROVEMENTS...................22
    Section 3.1   Plot Plan and Plans.......................................22
    Section 3.2   Design and Construction of Common Improvements............26
    Section 3.3   Construction of Improvements Other Than Common
                  Improvements..............................................26
    Section 3.4   Payment and Reimbursement Obligations for Common
                  Improvements..............................................27
    Section 3.5   Time for Completion.......................................27
    Section 3.6   Liens.....................................................28
    Section 3.7   As-Built Survey...........................................29
    Section 3.8   Construction Easements....................................29

   ARTICLE IV     ACCESS EASEMENTS AND ACCESS IMPROVEMENTS..................30
    Section 4.1   Operation of Access Improvements..........................30
    Section 4.2   Access Easements..........................................30
    Section 4.3   Hours of Operation........................................31

   ARTICLE V      OPERATIONS OF THE PARKING DECK............................32
    Section 5.1   Operation of the Parking Deck as a Unit...................32
    Section 5.2   Parking Deck Operation....................................36
    Section 5.3   "Pooled" Parking..........................................38
    Section 5.4   Fees for Parking Deck Spaces..............................42
    Section 5.5   Parking Ratios............................................43
    Section 5.6   Allocation of Spaces......................................45
    Section 5.7   Responsibilities Regarding Parking Deck...................48
    Section 5.8   Hours of Operation........................................49
    Section 5.9   Easements for Use of the Parking Deck.....................50
    Section 5.10  Parking Deck Rules........................................52
    Section 5.11  Expansion of Parking Deck.................................52
    Section 5.12  Use By Adjacent Owners....................................60
    Section 5.13  Decisions on Behalf of Parking Deck Owners................61

   ARTICLE VI     OPERATION OF THE LOADING DOCK.............................61
    Section 6.1   Operation of the Loading Dock and Loading Dock Access
                  Area......................................................61
    Section 6.2   Responsibilities Regarding Loading Dock and Loading
                  Dock Access Area..........................................62
    Section 6.3   Hours of Operation........................................63
    Section 6.4   Loading Dock Easements....................................63
    Section 6.5   Loading Dock Access Easement..............................64

   ARTICLE VII    ROOF TERRACE..............................................65
    Section 7.1   Operation of Roof Terrace.................................65
    Section 7.2   Responsibilities Regarding Roof Terrace...................65

    Section 7.3   Hours of Operation........................................66
    Section 7.4   Roof Terrace Easements....................................66

   ARTICLE VIII   SKYBRIDGE, CANOPY, AND BUILDING ACCESS....................67
    Section 8.1   Tower II Skybridge Easements..............................67
    Section 8.2   Tower II Access Easements.................................68
    Section 8.3   Tower I Access Easements..................................69
    Section 8.4   Hotel/Condo Improvements Access Easements.................70
    Section 8.5   Parking Deck Access Easements.............................71
    Section 8.6   Parking Deck Attachment Easements.........................72
    Section 8.7   Security Equipment Easements..............................73
    Section 8.8   Heating and Cooling.......................................74
    Section 8.9   Hotel/Tower I Canopy......................................75
    Section 8.10  Use and Operation of Tower II Skybridge and Building
                  Access Easements..........................................75

   ARTICLE IX     SHARING OF EXPENSES.......................................77
    Section 9.1   Access Easement Expenses..................................77
    Section 9.2   Parking Deck Expenses.....................................78
    Section 9.3   Loading Dock Expenses.....................................78
    Section 9.4   Tower II Skybridge Expenses...............................78
    Section 9.5   Hotel/Tower I Canopy Expenses.............................78
    Section 9.6   Roof Terrace Expenses.....................................78
    Section 9.7   Calculation and Payment of Expenses.......................79
    Section 9.8   Allocation of Certain Expenses............................82

   ARTICLE X      COMMUNICATIONS EQUIPMENT..................................83
    Section 10.1  Roof-Top Communication Equipment..........................83
    Section 10.2  Parking Deck Roof-Top.....................................83
    Section 10.3  Tower II Skybridge Utility Lines..........................86
    Section 10.4  Common Conduit............................................87

   ARTICLE XI     RESTRICTIONS..............................................87
    Section 11.1  Height Restrictions.......................................87
    Section 11.2  Hotel/Condo Improvements Use Restriction..................88
    Section 11.3  Prohibited Uses and Other Limitations.....................89
    Section 11.4  Required Ownership........................................93
    Section 11.5  Parking, Service and Delivery.............................93
    Section 11.6  Zoning Changes or Violations..............................94
    Section 11.7  Set Back Lines............................................94
    Section 11.8  Landscaping...............................................94

   ARTICLE XII    SIGNAGE...................................................95
    Section 12.1  Rights to Install Signs...................................95
    Section 12.2  Requirements as to Signs..................................97
    Section 12.3  Prohibited Signs..........................................97
    Section 12.4  Rights to Install Flags on Existing Access Tract
                  Flagpoles.................................................98

   ARTICLE XIII   MAINTENANCE, REPAIR AND RESTORATION.......................99
    Section 13.1  Maintenance of Improvements...............................99
    Section 13.2  Damage or Destruction of Improvements....................100
    Section 13.3  Clearing Debris From Razed Improvements..................100
    Section 13.4  Damage or Destruction of the Common Improvements.........101
    Section 13.5  Duty to Complete Rebuilding..............................102
    Section 13.6  Maintaining Common Footings and/or Common Foundations....102

   ARTICLE XIV    INSURANCE................................................103
    Section 14.1  Duty to Carry Property Insurance and Waiver of
                  Subrogation..............................................103
    Section 14.2  General Requirements for Property Policies...............104
    Section 14.3  Use of Policy Proceeds...................................105
    Section 14.4  Duty to Carry Liability Insurance........................106
    Section 14.5  General Requirements for Liability Policies..............106
    Section 14.6  Indemnification by Owners................................107
    Section 14.7  Joint Property and Liability Insurance...................107
    Section 14.8  Blanket Policies.........................................108
    Section 14.9  Certificate of Insurance.................................108
    Section 14.10 Adjustment of Coverages..................................109

   ARTICLE XV     REAL ESTATE TAXES........................................109
    Section 15.1  Payment of Taxes.........................................109
    Section 15.2  Contesting Taxes.........................................109
    Section 15.3  Failure to Pay Taxes.....................................110
    Section 15.4  Common Improvements Assessments..........................110

   ARTICLE XVI    EASEMENTS................................................110
    Section 16.1  General..................................................110
    Section 16.2  No Dedication of Easements and Benefit to Permittees.....112
    Section 16.3  Utility Easements........................................112
    Section 16.4  Easement for Encroachments...............................113
    Section 16.5  Rights to Temporarily Close..............................114
    Section 16.6  Title....................................................114
    Section 16.7  Term.....................................................115
    Section 16.8  Street Widenings.........................................115

   ARTICLE XVII   CONDOMINIUM ASSOCIATION..................................115
    Section 17.1  Creation.................................................115
    Section 17.2  Effect on Hotel/Condo Owner..............................116
    Section 17.3  Obligations of the Association...........................117
    Section 17.4  Covenant of Unit Owners..................................117

   ARTICLE XVIII  REMEDIES.................................................118
    Section 18.1  Default..................................................118

   ARTICLE XIX    NOTICES..................................................124

    Section 19.1  Notice to Owners.........................................124
    Section 19.2  Notice to Mortgagee......................................126

   ARTICLE XX     ASSIGNMENT, TRANSFER AND MORTGAGE, LIMITATION OF
                  LIABILITY................................................127
    Section 20.1  Party Not Released Except as Provided Herein.............127
    Section 20.2  Possessory Party Remains Responsible.....................128
    Section 20.3  Rights of Parties........................................128
    Section 20.4  Priority of REA..........................................129
    Section 20.5  Ground Leases............................................129
    Section 20.6  Limitation of Liability..................................130

   ARTICLE XXI    EMINENT DOMAIN...........................................130
    Section 21.1  Condemnation of Common Areas.............................130
    Section 21.2  Condemnation of Other Improvements.......................131
    Section 21.3  Award....................................................132
    Section 21.4  Notice of Proposed Condemnation..........................132

   ARTICLE XXII   ALTERATIONS AND ADDITIONS TO IMPROVEMENTS................133
    Section 22.1  Alterations..............................................133
    Section 22.2  Approval.................................................133

   ARTICLE XXIII  PERMITS..................................................135

   ARTICLE XXIV   ARBITRATION..............................................136
    Section 24.1  Arbitration..............................................136

   ARTICLE XXV    MISCELLANEOUS............................................137
    Section 25.1  Term of this REA.........................................137
    Section 25.2  Amendments and Modifications.............................138
    Section 25.3  Exhibits.................................................138
    Section 25.4  References to Articles, Sections and Subsections.........138
    Section 25.5  Table of Contents and Captions...........................139
    Section 25.6  Locative Adverbs.........................................139
    Section 25.7  REA for Exclusive Benefit of Parties.....................139
    Section 25.8  Waiver of Default........................................139
    Section 25.9  No Partnership, Joint Venture or Principal-Agent
                  Relationship.............................................140
    Section 25.10 Estoppel Certificates....................................140
    Section 25.11 Successors...............................................140
    Section 25.12 Governing Laws...........................................140
    Section 25.13 Remedies Cumulative......................................140
    Section 25.14 Covenants Run With the Land..............................141
    Section 25.15 Default Shall Not Permit Termination of REA..............141
    Section 25.16 Counterparts.............................................141
    Section 25.17 Condition to Right of Entry..............................142
    Section 25.18 Security.................................................142

   ARTICLE XXVI   CONSENTS.................................................143
    Section 26.1  Consent..................................................143

   ARTICLE XXVII  UNAVOIDABLE DELAYS.......................................144

   ARTICLE XXVIII MANAGEMENT REPLACEMENT ELECTION..........................144

                              AMENDED AND RESTATED
                           CONSTRUCTION, OPERATION AND
                          RECIPROCAL EASEMENT AGREEMENT

            THIS AMENDED AND RESTATED CONSTRUCTION, OPERATION AND RECIPROCAL EASEMENT AGREEMENT (hereinafter referred to as the "REA") is made and entered into as of the 27th day of September, 2004, by and among Texas Corporate Properties, L.P., ("Tower I Owner"), Hines Dallas Hotel Limited Partnership ("Hotel/Condo Owner"), and RREEF Galleria North Tower II, L.P. ("Tower II Owner").

                                    RECITALS

      1. Tower I Owner is the lessee under a Ground Lease of Tower I Tract, which Tower I Tract includes the Loading Dock Tract, and the Loading Dock Access Area, all located as shown on the Plot Plan. Tower I Owner also is the lessee under a Ground Lease of the Access Tract. Tower I Owner also is the owner in fee simple of the Tollway Sign Tract.

      2. Tower II Owner owns in fee simple the Tower II Tract, located as shown on the Plot Plan.

      3. Hotel/Condo Owner owns in fee simple the Hotel/Condo Tract, located as shown on the Plot Plan.

      4. Tower I Owner is the Lessee under a Ground Lease of the Tower I Undivided Interest, and Tower II Owner and Hotel/Condo Owner own the remaining Undivided Interests in the Parking Tract and the Parking Deck.

      5. The Tower I Tract, Tower II Tract, Parking Tract, and the Hotel/Condo Tract are collectively the "Site."

      6. Tower I Owner, Tower II Owner, and Hotel/Condo Owner desire to develop their respective Tracts into an integrated project.

      7. Tower I Owner, Dallas Hines Land, L.P., predecessor in interest to Tower II Owner, and Hotel/Condo Owner entered into that certain Construction, Operation and Reciprocal Easement Agreement dated May 14, 1998, and recorded in Deed Book 98096, Page 02722 of the deed records of Dallas County, Texas as amended by that certain First Amendment to Construction, Operation and Reciprocal Easement Agreement dated December 7, 2000, and recorded in Deed Book 2001027, Page 02992 of the Deed Records of Dallas County, Texas (the "Original Agreement").

      8. Tower I Owner, Tower II Owner and Hotel/Condo Owner desire to amend and restate the Original Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, including the mutual promises, covenants and agreements herein contained, Tower I Owner, Tower II Owner, and Hotel/Condo Owner hereby amend and restate the Original Agreement in its entirety to read as follows:

                                   ARTICLE I

                                   DEFINITIONS

            As used in this REA, the following terms shall have the following meanings:

Access Improvements                Pavement, concrete, curbs, landscaping,
                                   plaza, directional signage, striping,
                                   lighting, utilities and other improvements to be constructed or installed on the Access
                                   Tract from time to time.

Access Tract Expenses              The costs and expenses of owning,
                                   maintaining, repairing, rebuilding,
                                   improving, insuring and operating the Access
                                   Tract, including Taxes allocable to the
                                   Access Tract and any personal property used in connection therewith; all costs of repairing and replacing any equipment and security devices; utilities; General and
                                   Administrative Expenses allocable to the
                                   Access Tract; costs of licenses and permits;
                                   legal and accounting fees; costs of
                                   complying with all applicable laws; capital improvement costs and reserves therefor;
                                   costs of lawsuits and judgments or awards arising there from not covered by insurance;
                                   and such other costs and expenses as may be incurred in connection with the Access Tract.

Access Road                        The portion of the Access Tract that is
                                   adjacent to the south side and west side of the Hotel/Condo Tract, which provides vehicular and pedestrian access onto and off of the Site and into and out of the Parking
                                   Deck, which is shown on the Plot Plan, and which is described in Exhibit K.

Access Tract                       That certain parcel or tract of land located
                                   in Dallas, Texas and more particularly
                                   described in Exhibit E attached hereto.

Affiliate                          Any Person controlled by, controlling or
                                   under common control with an Owner.
                                   "Control", as used in this definition means actual direction or power to direct the affairs of the controlled Person and no Person shall be deemed in control of another simply by virtue of being a director, officer or holder of voting securities of any entity. A Person shall be presumed to control any partnership of which he or it is a general partner or of which any Person controlled by, controlling or under common control with him or it is a general partner.

Allocable Share                    The share of Parking Deck Spaces allocated
                                   to each of Tower I Owner, Tower II Owner, and Hotel/Condo Owner under Section 5.6 from time to time.

Applicable Tower Area              The areas described on Exhibit P for
                                   designation for use as Designated Visitor
                                   Spaces pursuant to Section 5.3(e).

Arbitrable Disputes                Any dispute arising under this REA which is
                                   subject to arbitration under Article XXIV hereof.

Association                        A condominium association created to govern
                                   the operation of any Condo created on the Hotel/Condo Tract in accordance with
                                   Article XVII.

Building Improvements              Those Improvements consisting of office
                                   buildings or hotels, excluding the Common
                                   Improvements, skybridges, garages, parking areas, plazas, landscaping, pavement, and other surface Improvements.

Building Tenants                   Tenants and/or subtenants of leased space in
                                   Building Improvements, as defined in
                                   Section 10.2(e).

Common Area Manager                Tower I Owner unless and until the Manager
                                   Replacement Election is exercised pursuant to Article XXVIII, in which event the Common
                                   Area Manager shall be determined pursuant to
                                   Article XXVIII.

Common Improvements                One or more of the Parking Deck, Loading
                                   Dock, Loading Dock Access Areas, Access
                                   Improvements, Tower II Skybridge, Roof
                                   Terrace and the Hotel/Tower I Canopy.

Common Improvement Plans           The final architectural plans for the Common
                                   Improvements, a list of which plans is
                                   attached hereto as Exhibit J-1.

Condemnation                       The temporary or permanent taking of all or
                                   any part of the Site or the possession
                                   thereof under the power of eminent domain;
                                   or the voluntary sale or conveyance of all or any part of the Site in lieu of any eminent domain provided that such portion of the Site is then under the actual or imminent threat of eminent domain.

Condemnation Date                  The date on which title to property is
                                   acquired by the condemning authority or the date possession of any condemned property is actually surrendered to the condemning authority, whichever is later.

Condo The Building Improvements from time to time located on the Hotel/Condo Tract, if such Building Improvements constitute a condominium project.

Condo Shared Spaces                The twenty (20) Parking Spaces on the roof
                                   of the Parking Deck shared by Tower I Owner,
                                   Tower II Owner and, as long as the
                                   Hotel/Condo Improvements are a Condo,
                                   Hotel/Condo Owner.  Tower I Owner and
                                   Tower II Owner each have the right to
                                   allocate and use ten (10) of the Parking
                                   Deck Spaces during Normal Business Hours and, as long as the Hotel Condo/Improvements are a Condo, Hotel/Condo Owner has the right to allocate and use the twenty (20) Parking
                                   Deck Spaces after Normal Business Hours, all in accordance with Article V of this REA.
                                   The Condo Shared Spaces are located as shown on Exhibit P.

Connecting Conduit                 The conduit run installed from the main
                                   telephone room on the basement level of
                                   Tower I to the main telephone room on Level
                                   1 of Tower II, as defined in Section 10.4.

Connecting Points                  Walls and other points of attachment between
                                   the Tower II Skybridge, the Tower I Canopy, the Hotel/Condo Canopy, or the Hotel/Tower I
                                   Canopy and other Improvements to which the Tower II Skybridge, the Tower I Canopy, the
                                   Hotel/Condo Canopy, or the Hotel/Tower I
                                   Canopy attaches, and connecting elements of the Tower II Skybridge, the Tower I Canopy, the Hotel/Condo Canopy, or the Hotel/Tower I
                                   Canopy and Improvements, as set forth in the Plans.

Designated Visitor Spaces          The Visitor Parking Spaces designated solely
                                   for use by Tower I Permittees and Tower II
                                   Permittees pursuant to Section 5.3(e).

Developer                          Hines Interests Limited Partnership, its
                                   successors and assigns.

Easement                           Any easement granted under this REA.

Expenses Parking Deck Expenses, Loading Dock Expenses, Tower II Skybridge Expenses, Hotel/Tower I Canopy Expenses, Roof Terrace Expenses, and/or Access Tract Expenses.

First Class Standards              A quality that is equal to or in excess of
                                   the quality of first class major office and hotel projects located in the North Dallas
                                   Area.  Tower I Owner and Tower II Owner
                                   agree that, as of the date hereof, the
                                   following office projects are office
                                   projects complying with First Class
                                   Standards: One Galleria Tower, 13355 Noel
                                   Road, Dallas, Texas 75240; Two Galleria
                                   Tower, 13455 Noel Road, Dallas, Texas 75240;
                                   Lincoln Centre, 5400, 5420, and 5230 LBJ
                                   Freeway, Dallas, Texas 75240; Providence
                                   Tower, 5001 Spring Valley Road, Dallas,
                                   Texas 75284; Oryx Energy Center, 13155 Noel
                                   Road, Dallas, Texas 75240; Spectrum Center,
                                   5080 Spectrum Drive, Dallas, Texas 75284;
                                   and the Colonnade, 15301, 15303, and 15305
                                   Dallas Parkway, Dallas, Texas 75248; Tower I
                                   Owner, Tower II Owner and Hotel/Condo Owner agree that, as of the date hereof, the following hotel projects are hotel projects complying with the First Class Standards:
                                   Galleria Dallas Westin Hotel, 13340 Dallas,
                                   Parkway, Dallas, Texas 75240; Doubletree
                                   Hotel at Lincoln Center, 5410 LBJ Freeway,
                                   Dallas, Texas 75240; and the
                                   Intercontinental Hotel, 15201 Dallas
                                   Parkway, Dallas, Texas 75248.  Tower I
                                   Owner, Tower II Owner, and Hotel/Condo Owner agree that, as of the date hereof, the following condominium projects are condominium projects complying with First
                                   Class Standards: The Mayfair, 3401 Lee
                                   Parkway, Dallas, Texas 75219, The Vendome,
                                   3505 Turtle Creek, Dallas, Texas 75219, and
                                   The Plaza on Turtle Creek, 3411 Gillespie,
                                   Dallas, Texas 75219.  Tower I Owner,
                                   Tower II Owner and Hotel/Condo Owner agree that the condominium projects known as the Hilton Suites Galleria and the Verona in
                                   Dallas, Texas do not comply with First Class
                                   Standards.

Four Diamond Hotel                 A Hotel having a "Four Diamond" rating by
                                   the American Automobile Association, Lodging
                                   Listing Requirements and Diamond Rating
                                   Guidelines, or a comparable rating by any successor organization to the American
                                   Automobile Association.

GAAP Generally accepted accounting principles consistently applied.

General and Administrative         An amount equal to the applicable costs
Expenses                           incurred to reimburse Common Area Manager
                                   for its overhead and administrative expense incurred in connection with administering the performance of its duties under this REA in connection with the construction, management, operation, and maintenance of the Common Improvements, plus a cost recovery charge equal to three percent (3%) of such costs (excluding salaries of Common
                                   Area Manager employees, taxes and insurance).

Governmental Agencies              Those governmental authorities having
                                   jurisdiction over the Site and Improvements from time to time located thereon.

Gross Area                         The actual number of square feet of all
                                   enclosed floors in any Building Improvements
                                   (other than Common Improvements) located on any Tract, including basement space, subterranean areas, and mezzanine space, said square footage measured from the exterior faces on the exterior lines of the exterior walls (including basement walls) except party and interior common walls, as to which the center thereof instead of the exterior faces shall be used. Until
                                   Building Improvements are constructed on a Tract, the Gross Area of Building
                                   Improvements on a Tract shall be deemed to be 384,000 square feet on the Tower I Tract, 307,000 square feet on the Tower II Tract, and 160,000 square feet on the Hotel/Condo
                                   Tract.  The Gross Area of Building
                                   Improvements on a Tract shall, upon
                                   completion of construction, be the greater of the actual Gross Area of such Building
                                   Improvements or the Gross Area set forth in the preceding sentence. As of the date hereof, the Gross Area of Tower I is 398,623 square feet and the Gross Area of Tower II is 320,164 square feet. Once Building
                                   Improvements are constructed on a Tract, then, if the Building Improvements are not restored after a casualty or condemnation, until such restoration, such Tract shall be deemed to have Building Improvements located on it having a Gross Area equal to the greater of the Gross Area such Building
                                   Improvements had prior to such casualty or condemnation or the Gross Area set forth in the second sentence of this definition.

Gross Area Ratios                  For each of Tower I Owner, Tower II Owner,
                                   and Hotel/Condo Owner, the ratio obtained by dividing the Gross Area of the Building
                                   Improvements on the Tower I Tract, the
                                   Tower II Tract, or the Hotel/Condo Tract, as the case may be, by the sum of the Gross
                                   Area of the Building Improvements on all of the Tower I Tract, Tower II Tract, and the
                                   Hotel/Condo Tract; provided however that if the Gross Area Ratios are being determined for fewer than all of the Owners as to a particular matter, then such ratio shall be determined by dividing the Gross Area of the Building Improvements on the Tract of each Owner involved by the sum of the Gross Area of the Building Improvements on the Tracts of all of the Owners involved.

Ground Lease                       Any ground lease covering a Tract or an
                                   Undivided Interest.

Holidays New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the day thereafter, and Christmas Day. If, in the case of any of the foregoing holidays, a different day shall be observed than the respective foregoing day, then the day that constitutes the day observed by national banks in Dallas, Texas on account of such holiday shall constitute the holiday under this REA.

Hotel The Building Improvements from time to time located on the Hotel/Condo Tract if such Building Improvements constitute a hotel.

Hotel/Condo Access Control Area    The portion of the Parking Deck shown as
                                   such on the Plot Plan.

Hotel/Condo Canopy                 The canopy that Hotel/Condo Owner may elect
                                   to construct on the north side of the
                                   Hotel/Condo Improvements and connecting the north side of the Hotel/Condo Improvements and the south side of the Parking Deck, all of which canopy will be located on the Hotel/Condo Tract, including over the
                                   Hotel/Condo Grade Level Entrance.

Hotel/Condo Grade Level Entrance   The pedestrian entrance into the south side
                                   of the Parking Deck located at grade level on the north side of the Hotel/Condo Tract to be located upon final approval of the Hotel/Condo Plans by Tower I Owner and
                                   Tower II Owner.

Hotel/Condo Improvements           The Hotel or the Condo, as applicable.

Hotel/Condo Owner                  The Owner of the Hotel/Condo Tract from time
                                   to time.

Hotel/Condo Plans                  The plans for the Hotel/Condo Improvements
                                   prepared and approved in accordance with this REA.

Hotel/Condo Spaces                 The Parking Deck Spaces designated for
                                   exclusive use by the Hotel/Condo Owner and its Permittees in accordance with this REA, located as designated on the Plans, which shall be equal to the Hotel/Condo Tract's
                                   Allocable Share minus the Shared Spaces.

Hotel Shared Spaces                The twenty-four (24) Parking Deck Spaces
                                   shared by Tower I Owner, Tower II Owner and, as long as the Hotel/Condo Improvements are a Hotel, Hotel/Condo Owner. Tower I Owner and Tower II Owner each have the right to allocate and use twelve (12) Parking Deck
                                   Spaces during Normal Business Hours and, as long as the Hotel/Condo Improvements are a Hotel, Hotel/Condo Owner has the right to allocate and use the twenty-four (24)
                                   Parking Deck Spaces after Normal Business
                                   Hours, all in accordance with Article V of this REA. The Hotel Shared Spaces are located as shown on the Plans.

Hotel/Tower I Canopy               If the Hotel/Condo Improvements constitute a
                                   Hotel, the canopy that will be constructed over the Access Road and will extend from the east side of Tower I to the west side of the Hotel (but not the Condo), a portion of which canopy will be located on the Tower I
                                   Tract and a portion of which canopy will be located on the Hotel/Condo Tract.

Hotel/Tower I Canopy Expenses      The costs and expenses of owning,
                                   maintaining, repairing, improving, insuring, rebuilding, removing and operating the
                                   Hotel/Tower I Canopy, and Taxes allocable to the Hotel/ Tower I Canopy, and any personal property used in connection therewith; all costs of repairing and replacing any equipment and security devices; utilities;
                                   General and Administrative Expenses
                                   allocable to the Hotel/Tower I Canopy; costs of licenses and permits; legal and accounting fees; costs of complying with all applicable laws; capital improvement costs and reserves therefor; costs of lawsuits and judgments or awards arising therefrom not covered by insurance; and such other costs and expenses as may be incurred in connection with the Hotel/Tower I Canopy.

Hotel/Condo Tract                  That certain parcel or tract of land located
                                   in Dallas, Texas and more particularly
                                   described in Exhibit C attached hereto.

Hotel/Condo Undivided Interest     The ten and thirty-seven hundredths percent
                                   (10.37%) undivided interest in the Parking
                                   Tract and the Parking Deck owned by the
                                   Hotel/Condo Owner.

Improvements                       Any building or other improvements,
                                   constructed, or to be constructed, on a
                                   Tract.

Insured Casualty                   Any peril against which insurance is
                                   required as provided in Section 14.2(c) of this REA.

Interest Interest computed at the rate then being announced or published by the New York City office of the JPMorgan Chase Bank, National Association, or its successors, as its "prime" rate at the time the expenditure on which the interest is being computed was made plus 300 basis points or the then applicable maximum rate permitted to be charged by the laws of Texas, whichever is lower.

Loading Dock                       The Improvements from time to time located
                                   on the Loading Dock Tract, excluding any portion of the Tower II Skybridge located on or over the Loading Dock Tract.

Loading Dock Access Area           The area adjacent to the Loading Dock Tract
                                   located underneath the Tower II Skybridge, and part of the Tower I Tract, as shown on the Plot Plan, excluding any portion of the Tower II Skybridge located on or over the Loading Dock Access Area.

Loading Dock Expenses              The costs and expenses of owning,
                                   maintaining, repairing, rebuilding,
                                   improving, insuring, and operating the
                                   Loading Dock and the Loading Dock Access
                                   Area, including Taxes allocable to the
                                   Loading Dock Tract and the Loading Dock
                                   Access Area, any Improvements thereon and any personal property used in connection therewith; all costs of repairing and replacing any equipment and security devices; utilities; General and
                                   Administrative Expenses allocable to the
                                   Loading Dock Tract and Loading Dock Access
                                   Area; costs of licenses and permits; legal and accounting fees; costs of complying with all applicable laws; capital improvement costs and reserves therefor; costs of lawsuits and judgments or awards arising therefrom not covered by insurance; and such other costs and expenses as may be incurred in connection with the Loading Dock Tract and the Loading Dock Access Area and any Improvements thereon.

Loading Dock Rules                 The rules and regulations, as the same may
                                   be amended from time to time, promulgated pursuant to Section 6.1 hereof.

Loading Dock Tract                 That certain parcel or tract of land in
                                   Dallas, Texas, which is part of the Tower I
                                   Tract, is shown on the Plot Plan, and is described on Exhibit L.

Management Condition               The following condition: The tenant under
                                   the Tenet Lease and its Affiliates, in the aggregate, lease less than fifty percent
                                   (50%) of the Net Rentable Area (as defined in the Tenet Lease) in Tower I or such tenant is in monetary default under the Tenet Lease with respect to monthly scheduled rent payments beyond notice and cure periods.

Material Changes                   Material changes to Plans or Improvements,
                                   as defined in Section 3.1(e).

Mortgage A mortgage, deed of trust, deed to secure debt or other similar instrument securing the repayment of a debt and which encumbers all or any part of a Tract; provided, however, that such term shall not include judgment liens.

Mortgagee                          The mortgagee or beneficiary of a Mortgage.

Net Rentable Area                  The area or areas of space within Building
                                   Improvements determined as follows: (i) Net
                                   Rentable Area in the case of a full floor leased to a single tenant is determined by measuring from the inside surface of the outer pane of glass and extensions of the plane thereof in non-glass areas to the inside surface of the opposite outer pane of glass and extensions of the plane thereof in non-glass areas and shall include all areas enclosed by such surfaces, excluding only
                                   Service Areas (defined below) and General
                                   Common Areas (defined below), plus an
                                   allocation of the square footage of the
                                   General Common Areas, and (ii) Net Rentable
                                   Area in the case of a floor leased to more than one tenant (i.e., a multi-tenant floor) shall include the total square footage of all floor areas enclosed by the inside surface of the outer pane of glass and extensions of the plane thereof in non-glass areas and by demising walls (measured from the midpoint of demising walls), excluding only Service Areas and General Common Areas, plus an allocation of the square footage of the Common Areas (defined below) and the General Common Areas. In determining Net
                                   Rentable Area pursuant to (i) and (ii)
                                   above, no deduction from Net Rentable Area shall be made for columns or projections necessary to the Building Improvements.
                                   "Service Areas" shall mean the total square footage within vertical penetrations such as (and measured from the midpoint of the walls enclosing) Building Improvements stairs, elevator shafts, fire towers, flues, vents, stacks, vertical pipe shafts, and vertical ducts; however, structural columns are not included in Service Areas. Areas for the specific use of a tenant or installed at the request of a tenant such as special stairs or elevators are not included within the definition of Service Areas. "General
                                   Common Areas" shall mean the total square footage within (and measured from the midpoint of the walls enclosing or from the inside surface of the outer pane of glass enclosing, or extensions of the plane thereof in non-glass areas) the Building
                                   Improvements' elevator machine rooms, main mechanical rooms, loading dock facilities, telephone switch rooms, main electrical rooms, public lobbies (including the main floor lobby of the Building Improvements), engineering, security, postal and main cleaning areas, and other areas not leased or held for lease within the Building
                                   Improvements but which are necessary or
                                   desirable for the proper utilization of the Building Improvements or to provide customary services to the Building
                                   Improvements. It is understood and agreed that all or part of the loading facilities may not be located within the Building
                                   Improvements, but shall be included in a part of the General Common Areas. The allocation of the square footage of the General Common Areas to a particular leased premises shall be equal to the total square footage of the General Common Areas multiplied by a fraction, the numerator of which is the Net Rentable Area of such leased premises (excluding the allocation of General Common Areas) and the denominator of which is the total of all Net Rentable Area of space leased or held for lease as office space or retail space in the Building
                                   Improvement (excluding the allocation of the General Common Areas). "Common Areas" shall mean the total square footage of all areas within (and measured from the midpoint of the walls enclosing or from the inside surface of the outer pane of glass enclosing, or extensions of the plane thereof in non-glass areas) public corridors, elevator foyers, rest rooms, mechanical rooms, janitor closets, telephone, electrical and equipment rooms, and other similar facilities for the use of all tenants on the floor on which a particular leased premises is located. The allocation of the square footage of the Common Areas to a particular leased premises shall be equal to the total square footage of the Common Areas on said floor multiplied by a fraction, the numerator of which is the Net Rentable Area of the portion of a particular leased premises (excluding the allocations of General Common Areas and Common Areas) located on said floor and the denominator of which is the total of all Net
                                   Rentable Area on said floor (excluding the allocation of General Common Areas and Common Areas). Until Building Improvements are constructed on the Tower I Tract or the Tower II Tract, the Net Rentable Area of
                                   Building Improvements on the Tower I Tract or the Tower II Tract shall be deemed to be 377,991 square feet of Net Rentable Area on the Tower I Tract, and 305,385 square feet of Net Rentable Area on the Tower II Tract.
                                   The Net Rentable Area of Building
                                   Improvements on a Tract shall, upon
                                   completion of construction, be the greater of the actual Net Rentable Area of such Building Improvements or the Net Rentable
                                   Area of such Building Improvements or the Net Rentable Area set forth in the preceding sentence. As of the date hereof, the Net
                                   Rentable Area of Tower I is 379,518 square feet and the Net Rentable Area of Tower II is 306,244 square feet. Once Building
                                   Improvements are constructed on the Tower I
                                   Tract or the Tower II Tract, then, if the Building Improvements are not restored after a casualty or condemnation, until such restoration, such Tract shall be deemed to have Building Improvements located on it having a Net Rentable Area equal to the greater of the actual Net Rentable Area of such Building Improvements prior to such casualty or condemnation or the Net Rentable
                                   Area set forth in second preceding sentence hereof.

Normal Business Hours              7:00 A.M. to 6:00 P.M., weekdays, 8:00 A.M.
                                   to 1:00 P.M. Saturdays, excluding Holidays and Sundays, but which may be changed pursuant to Section 8.10(a).

North Dallas Area                  The area of suburban Dallas, Texas located
                                   within a two (2) mile radius of the
                                   intersection of the Dallas North Tollway and LBJ Freeway (Interstate 635).

Notice Each notice, demand, request, consent, approval, disapproval or designation which an Owner is required or desires to give or make or communicate to one or more other Owners pursuant to this REA.

Other Tower Owner                  Tower II Owner during such time as Tower I
                                   Owner is the Common Area Manager and Tower I
                                   Owner during such time as Tower II Owner is the Common Area Manager.

Owner or Owners                    The Person which is from time to time the
                                   record owner of fee simple title to any
                                   Tract or Undivided Interest or the record lessee under any Ground Lease; provided, however, that such term shall not include any Mortgagee or trustee who may hold a lien against any such Tract or Undivided Interest or leasehold interest under a Ground Lease pursuant to a Mortgage unless and until such Mortgagee shall acquire record fee simple title or record leasehold title to any such Tract or Undivided Interest through foreclosure, deed in lieu of foreclosure, or otherwise. A reference to "Owners" shall mean all Owners.

Parking Deck                       Those certain Improvements constructed on
                                   the Parking Tract in accordance with the Plans and for use as a parking facility for the parking of motor vehicles, as such Improvements may from time to time be expanded in accordance with this REA. The
                                   Parking Deck has five (5) above grade levels and two (2) below grade levels. The Parking
                                   Deck shall not include any portion of any parking garages not located on or under the Parking Tract. The Tower I Parking Garage shall not be part of the Parking Deck.

Parking Deck Expenses              The costs and expenses of owning,
                                   maintaining, repairing, rebuilding,
                                   improving, insuring, and operating the
                                   Parking Deck, including Taxes on the Parking
                                   Tract and the Parking Deck and any personal property used in connection therewith; all fees, salary, benefits and other compensation paid to an operator; all costs of repairing and replacing any equipment or security devices; utilities; General and
                                   Administrative Expenses allocable to the
                                   Parking Tract; costs of licenses and
                                   permits; legal and accounting fees; costs of complying with all applicable laws; capital improvement costs and reserves; the costs of lawsuits and judgments or awards arising therefrom, not covered by insurance; and such other costs and expenses as may be incurred in connection with the Parking
                                   Tract and Parking Deck.

Parking Deck Owners                Tower I Owner, Tower II Owner, and
                                   Hotel/Condo Owner, their successors and
                                   assigns, as Owners of the Undivided
                                   Interests.

Parking Deck Rules                 The rules and regulations, as the same may
                                   be amended from time to time, promulgated pursuant to Section 5.10.

Parking Deck Spaces                One or more paved and striped areas designed
                                   for the parking of motor vehicles and
                                   located within the Parking Deck, located as shown on the Common Improvement Plans.

Parking Tract                      That certain parcel or tract of land located
                                   in Dallas, Texas and more particularly
                                   described in Exhibit D attached hereto.

Permittees                         The Owners and any tenant, sub-tenant or
                                   other authorized occupant of any portion of the Improvements located on the Tracts and their respective officers, directors, employees, agents, partners, contractors, customers, visitors, invitees, guests, licensees and concessionaires.

Person or Persons                  Individuals, partnerships, associations,
                                   corporations and any other forms of
                                   organization, or one or more of them, as the context may require.

Plans                              The Hotel/Condo Plans and the Common
                                   Improvement Plans.

Plot Plan                          That certain plan attached hereto as Exhibit
                                   H.

Project Architect                  A duly licensed architect selected by Common
                                   Area Manager with the approval of Other
                                   Tower Owner.

Project Auditor                    A nationally recognized independent
                                   accounting firm selected by Common Area
                                   Manager and approved by Other Tower Owner.

REA This Amended and Restated Construction, Operation and Reciprocal Easement Agreement as same may be amended from time to time as herein provided.

Roof Terrace                       The elevated terrace located on the second
                                   (2nd) level of Tower I in the area
                                   identified as such on Exhibit N attached hereto.

Roof Terrace Expenses              The costs and expenses of owning,
                                   maintaining, repairing, rebuilding,
                                   improving, insuring and operating the Roof
                                   Terrace, including all costs of landscaping;
                                   all costs of repairing and replacing any equipment and security devices; utilities;
                                   General and Administrative Expenses
                                   allocable to the Roof Terrace; costs of
                                   licenses and permits; legal and accounting fees; costs of complying with all applicable laws; capital improvement costs and reserves therefor; costs of lawsuits and judgments or awards arising therefrom not covered by insurance; and such other costs and expenses as may be incurred in connection with the Roof Terrace (but excluding the costs of day-to-day cleaning resulting solely from use of such area for take-out food dining for any restaurant or other food service operation located in Tower I, including without limitation, cleaning tables and chairs and removing all wet and dry garbage throughout the day).

Shared Spaces                      The Hotel Shared Spaces or the Condo Shared
                                   Spaces, as applicable.

Site The tract of land described on Exhibit I attached hereto.

Space Ratio                        For each of Tower I Owner, Tower II Owner,
                                   and Hotel/Condo Owner, the ratio obtained by dividing the Allocable Share of each of the Tower I Owner, Tower II Owner or the
                                   Hotel/Condo Owner, as the case may be, by the sum of the Allocable Shares of all of the Tower I Owner, the Tower II Owner, and the Hotel/Condo Owner.

Substantial Completion or          The Improvement in question is completed in
Substantially Completed            accordance with plans and specifications for
                                   the same, except for details of
                                   construction, decoration or mechanical
                                   adjustment that, in the aggregate, are minor in character and do not, either by their nature or because of the repair or completion work necessary, materially interfere with the intended use or enjoyment of the applicable Improvement, and it would be reasonable under the circumstances for such Improvement to be made available for its intended use and any such details will be completed with no unreasonable interference to such use in due course after such Substantial Completion thereof. The
                                   Common Improvements, except for the
                                   Hotel/Tower I Canopy, are Substantially
                                   Complete.

Taxes All taxes, assessments, use and occupancy taxes, water and sewer charges, rates and rents, excises, levies, license and sales and permit fees and taxes and other charges by public authority, including any Governmental Agency, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which shall or may be assessed, levied, charged, confirmed or imposed by any public authority upon or accrue or become due or payable out of or on account of or become a lien on a Tract or any part thereof or any Improvements now or hereafter located thereon, the appurtenances thereto or the sidewalks, streets or vaults adjacent thereto, or any personal property located therein, or the rent and income received by or for any use or occupation of the Improvements, and such franchises, licenses and permits as may be appurtenant to the use of the Improvements, or any documents to which any Owner is a party, creating or transferring an interest or estate in the Site or any part thereof payable to any governmental body; provided, however, that "Taxes" shall not include any federal, state, county or municipal income, franchise or transfer taxes assessed against any Owner; provided that if the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the Improvements thereon shall be discontinued and as a substitute therefor, or in lieu of or in addition thereto, taxes, assessments, levies, impositions or charges shall be levied, assessed, or imposed, wholly or partially, as a capital levy or otherwise on the revenues derived from the operation of the real estate and/or Improvements, then such substitute or additional taxes, assessments, levies, impositions or charges shall be included in "Taxes".

Tenet Lease                        The Office Lease Agreement, dated May 14,
                                   1998, executed by Tower I Owner and Tenet
                                   Hospitals Limited, as amended from time to time, pertaining to Tower I.

Term                               The period of time that this REA shall
                                   remain in effect, as provided in
                                   Section 25.1 hereof.

Terrace Rules                      The rules and regulations, as the same may
                                   be amended from time to time, promulgated pursuant to Section 7.1 hereof.

Tollway Sign Tract                 That certain parcel of land located in
                                   Dallas, Texas and more particularly
                                   described on Exhibit O attached hereto.

Total Parking Deck Spaces          All Parking Deck Spaces located in the
                                   Parking Deck.

Tower I The Building Improvements from time to time located on the Tower I Tract.

Tower II The Building Improvements from time to time located on the Tower II Tract.

Tower I Access Control Area        The portions of the Parking Deck shown as
                                   such on the Plot Plan.

Tower II Access Control Area       The portions of the Parking Deck shown as
                                   such on the Plot Plan.

Tower I Canopy                     The canopy that Tower I Owner may elect to
                                   construct on the north side of Tower I and connecting the north side of Tower I and the south side of the Parking Deck, all of which canopy will be located on the Tower I Tract, including over the Tower I Grade Level
                                   Entrance.

Tower I Communications Area        The area located on the top floor of the
                                   Parking Deck as shown on the Plot Plan.

Tower II Communications Area       The area located on the top floor of the
                                   Parking Deck as shown on the Plot Plan.

Tower I Grade Level Entrance       The pedestrian entrance into the south side
                                   of the Parking Deck located at grade level on the north side of the Tower I Tract, located as shown on the Plot Plan.

Tower I Owner                      The Owner of the Tower I Tract from time to
                                   time.

Tower II Owner                     The Owner of the Tower II Tract from time to
                                   time.

Tower I Parking Garage             The parking areas located on the Tower I
                                   Tract, under Tower I, which parking areas are not located on the Parking Tract and are not part of the Parking Deck.

Tower I Reserved Spaces            The Parking Deck Spaces designated for the
                                   exclusive use by the Tower I Owner and its Permittees in accordance with this REA, located as designated on the Plans, which shall not exceed an amount equal to fifteen percent (15%) of the Allocable Share for Tower I Owner set forth in Section 5.6 as it may be increased pursuant to Section 5.11.

Tower II Reserved Spaces           The Parking Deck Spaces designated for the
                                   exclusive use by the Tower II Owner and its Permittees in accordance with this REA, located as designated on the Plans, which shall not exceed an amount equal to fifteen percent (15%) of the Allocable Share for Tower II Owner set forth in Section 5.6 as it may be increased pursuant to Section 5.11.

Tower II Skybridge                 The skybridge constructed from Tower II to
                                   the Parking Deck, connecting Tower I,
                                   Tower II, and the Parking Deck, which
                                   skybridge is located on the Tower I Tract.

Tower II Skybridge Expenses        The costs and expenses of owning,
                                   maintaining, repairing, rebuilding,
                                   improving, insuring, and operating the
                                   Tower II Skybridge, including Taxes
                                   allocable to the Tower II Skybridge and any personal property used in connection therewith; all costs of repairing and replacing any equipment and security devices; utilities; General and
                                   Administrative Expenses allocable to the
                                   Tower II Skybridge; costs of licenses and permits; legal and accounting fees; costs of complying with all applicable laws; capital improvement costs and reserves therefor;
                                   costs of lawsuits and judgments or awards arising therefrom not covered by insurance;
                                   and such other costs and expenses as may be incurred in connection with the Tower II
                                   Skybridge.

Tower I Tract                      That certain parcel or tract of land located
                                   in Dallas, Texas and more particularly
                                   described in Exhibit A attached hereto.

Tower II Tract                     That certain parcel or tract of land located
                                   in Dallas, Texas and more particularly
                                   described in Exhibit B attached hereto.

Tract or Tracts                    One or more of the Tower I Tract, Tower II
                                   Tract, Parking Tract, Access Tract, and/or the Hotel/Condo Tract.

Tower I Undivided Interest         The forty-seven and seventeen hundredths
                                   percent (47.17%) undivided interest in the Parking Tract and the Parking Deck owned or leased under a Ground Lease to Tower I Owner.

Tower II Undivided Interest        The forty-two and forty-six hundredths
                                   percent (42.46%) undivided interest in the Parking Tract and the Parking Deck owned by the Tower II Owner.

Unavoidable Delays                 Delays resulting from those events or
                                   occurrences referred to in Article XXVII hereof.

Undivided Interests                The Hotel/Condo Undivided Interest, Tower I
                                   Undivided Interest, and/or the Tower II
                                   Undivided Interest.

Uninsured Casualty                 Any peril against which insurance is not
                                   required under the provisions of
                                   Section 14.2(c) of this REA.

Visitor Parking Spaces             The approximately one hundred sixty (160)
                                   Parking Deck Spaces, but not less than one hundred twenty (120) Parking Deck Spaces, and the parking spaces located from time to time on the Access Tract designated as visitor parking spaces in accordance with this REA, located as shown on the Plans.

Zoning Ordinance                   The zoning ordinance or ordinances
                                   applicable to the Site as of the date hereof and as amended from time to time with the consent of Tower I Owner and Tower II Owner in accordance with the terms of this REA.

                                   ARTICLE II

                                    EXHIBITS

Attached hereto and forming a part of this REA are the following exhibits:

      Exhibit A             Tower I Tract
      Exhibit B             Tower II Tract
      Exhibit C             Hotel/Condo Tract
      Exhibit D             Parking Tract
      Exhibit E             Access Tract
      Exhibit F             Signage Criteria
      Exhibit G             Allocation Methodology
      Exhibit H             Plot Plan
      Exhibit I             Site
      Exhibit J-1           Common Improvements Plans
      Exhibit J-2           Intentionally Deleted
      Exhibit J-3           Intentionally Deleted
      Exhibit K             Access Road
      Exhibit L             Loading Dock Tract
      Exhibit M             Intentionally Deleted
      Exhibit N             Roof Terrace
      Exhibit O             Tollway Sign Tract
      Exhibit P             Designated Visitor Spaces and Condo Shared Spaces
      Exhibit Q             Tollway Monument Sign
      Schedule I            Initial Parking Deck Rules
      Schedule II           Initial Loading Dock Rules

                                  ARTICLE III

                     DESIGN AND CONSTRUCTION OF IMPROVEMENTS

            Section 3.1 Plot Plan and Plans

            (a) The Plot Plan shows the location and configuration of the Tracts and the Improvements the Owners have constructed and intend to construct on the Tracts.

            (b) The plans for the Hotel/Tower I Canopy require the approval of the Tower I Owner in its sole discretion.

            (c) The Hotel/Condo Plans, whether for the Hotel or the Condo, do not yet exist and must be prepared and approved in accordance with this REA.

            (d) The Hotel/Condo Plans shall consist of preliminary plans and specifications or drawings showing, in general terms, (i) the general design of the Hotel/Condo Improvements, (ii) the color and composition of the elements and the appearance of the exterior of the Hotel/Condo Improvements, including all stone, glass, and other materials, (iii) the overall quality parameters of the exterior elements of the Hotel/Condo Improvements, (iv) the configuration and plan for location of the Hotel/Condo Improvements on the Hotel/Condo Tract and access thereto, (v) exterior elevations of the Hotel/Condo Improvements, (vi) the design and appearance of the Hotel/Condo Canopy, (vii) if the Hotel/Condo Improvements are a Hotel, the size and number of hotel guest rooms, bars, restaurants and meeting rooms in the Hotel/Condo Improvements, and (viii) if the Hotel/Condo Improvements are a Condo, the size, number and configuration, of the condominium units, the public areas, the security walls around the Hotel/Condo Improvements, including the Hotel/Condo Spaces, if applicable, and the recreational areas of the condominium project. The Hotel/Condo Improvements shall, if they are a Hotel, (i) have a minimum of one hundred seventy (170) guest rooms, but not more than a maximum of two hundred fifty (250) guest rooms,

(ii) shall not have a Gross Area in excess of two hundred thousand (200,000) square feet, (iii) have not more than one (1) restaurant and one (1) lounge, and
(iv) shall not exceed one hundred ninety-five (195) feet above grade. The Hotel/Condo Improvements shall, if they are a Condo, (i) not exceed two hundred thirteen (213) feet above grade, (ii) shall not have a Gross Area in excess of two hundred forty thousand (240,000) square feet, (iii) shall not have more than one hundred forty (140) units, and (iv) shall offer to the Unit Owners access to satellite dishes on the roof of the Condo (located, configured, and screened in a manner approved by Tower I Owner and Tower II Owner) and prohibit satellite dishes in any Units or attached to or located on any portion of a Condo, including any Unit, porch or balcony. The Hotel/Condo Plans must be approved by Tower I Owner and Tower II Owner, and, once the Hotel/Condo Plans have been approved by Tower I Owner and Tower II Owner, no Material Changes to the Hotel/Condo Plans may be made without the approval of Tower I Owner and Tower II Owner.

            (e) For purposes hereof, and for purposes of Article XXII, Material Changes shall be limited to changes in:

                  (i) Net Rentable Area (increases or decreases) of office
            buildings by ten percent (10%) or more;

                  (ii) the number of Hotel guest rooms (increases or decreases)
            by twenty percent (20%) or more;

                  (iii) the square footage (increases or decreases) of Hotel guest rooms by five percent (5%) or more;

                  (iv) design and location of signage, except to the extent
            permitted in the signage criteria attached hereto as Exhibit F;

                  (v) design, location, number, entrances to, and other aspects of the Loading Dock;

                  (vi) building set backs;

                  (vii) height and exterior elevations;

                  (viii) location and configuration of Common Improvements;

                  (ix) quality of materials;

                  (x) composition of the exterior elements and materials
            (including roofs);

                  (xi) number and size (increases or decreases) of restaurants, lounges, ballrooms, meeting rooms, concession areas and other facilities other than guest rooms in the Hotel;

                  (xii) the Gross Area (increases or decreases) of the Condo by ten percent (10%) or more;

                  (xiii) the number (increase or decrease) of Condo units by ten percent (10%) or more;

                  (xiv) the average square footage (increases or decreases) of
            Condo units by ten percent (10%) or more;

                  (xv) the number, location, and configuration of security walls and fences, recreational areas, and other public areas of a Condo;

                  (xvi) location of Improvements on a Tract; and

                  (xvii) number (increases or decreases) of Parking Deck Spaces, except as permitted in Section 5.11.

            (f) Any approval required under this Section 3.1 shall be given or withheld within ten (10) days after submission to the applicable Owner of the request for such approval in writing together with information sufficient to make an informed decision. The failure of an Owner to respond to an initial request within such ten (10) day period shall be deemed disapproval of such request; provided that if a second request is made in writing regarding the same subject matter, then the failure to respond within five (5) days shall be deemed approval of such request.

            (g) Approvals required under this Section 3.1 may be given or withheld in the sole discretion of the Owner from whom such approval is required, provided that such approval shall not be unreasonably withheld if the Improvements that were the subject of such approval, or any Improvements will after the implementation of a Material Change requiring approval, comply with First Class Standards and will be architecturally harmonious with the other Improvements on the Site. Notwithstanding the foregoing provisions of this
Section 3.1(g), without the consent of Tower I Owner, which may be given or withheld in its sole discretion, (i) Tower II Owner shall not increase the height of Tower II above 14 stories, (ii) Hotel/Condo Owner shall not increase the number of hotel guest rooms to more than two hundred fifty (250), decrease the number of hotel guest rooms to less than one hundred seventy (170), or decrease the width of hotel guest rooms to less than thirteen and one-half (13.5) feet, (iii) Hotel/Condo Owner shall not increase the height of the Hotel above one hundred ninety-five (195) feet above grade, (iv) Hotel/Condo Owner shall not increase the height of the Condo above two hundred thirteen (213) feet above grade, and (v) Hotel/Condo Owner shall not increase the Gross Area of the Condo in excess of two hundred forty thousand (240,000) square feet.

            Section 3.2 Design and Construction of Common Improvements

            (a) The Common Improvements, exclusive of the Hotel/Tower I Canopy, have been constructed as of the date hereof.

            (b) TOWER I OWNER HAS MADE NO, AND SHALL MAKE NO, WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONSTRUCTION OF THE COMMON IMPROVEMENTS, ALL IMPLIED WARRANTIES WITH RESPECT THERETO, INCLUDING THOSE OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE EXPRESSLY NEGATED AND WAIVED. WITHOUT LIMITING THE FOREGOING, TOWER I OWNER SHALL NOT BE RESPONSIBLE FOR ANY FAILURE OF THE COMMON IMPROVEMENTS. TOWER I OWNER SHALL NOT BE OBLIGATED TO, AND DOES NOT, MAKE ANY WARRANTIES AND COVENANTS WITH RESPECT TO THE COMMON IMPROVEMENTS NOR SHALL TOWER I OWNER BE OBLIGATED FOR ANY OF THE WARRANTIES FROM THE PROJECT CONTRACTOR.

            Section 3.3 Construction of Improvements Other Than Common Improvements

            If and when constructed, the Hotel/Condo Improvements, the Connecting Points on the Hotel/Condo Tract, and the connections of the Hotel/Condo Improvements driveway entrances to the Access Road as shown on the Plot Plan shall be constructed in accordance with the Hotel/Condo Plans and in a good and workmanlike manner, using first-class materials, in accordance with all applicable laws, ordinances, rules and regulations of all Governmental Agencies, and in accordance with the terms and conditions of this REA.

            Section 3.4 Payment and Reimbursement Obligations for Common Improvements

            The Common Improvements (other than the Hotel/Tower I Canopy) completed as of the date hereof have been paid for by the Owners as provided below (and the costs of the Hotel/Tower I Canopy shall be paid for by the Owners as provided below) and no Owner owes any other Owner for the costs of the initial construction of the Common Improvements:

    Improvement        Hotel/Condo Owner    Tower II Owner       Tower I Owner
    Constructed       Percentage of Cost  Percentage of Cost  Percentage of Cost
    -----------       ------------------  ------------------  ------------------

Hotel/Tower I Canopy   Gross Area Ratio           0%           Gross Area Ratio

Tower II Skybridge            0%                 100%                 0%

Access Improvements    Gross Area Ratio    Gross Area Ratio    Gross Area Ratio

Loading Dock                  0%           Gross Area Ratio    Gross Area Ratio

Loading Dock Access           0%           Gross Area Ratio    Gross Area Ratio
Area

Parking Deck              Space Ratio         Space Ratio         Space Ratio

Roof Terrace                  0%           Gross Area Ratio    Gross Area Ratio

            Section 3.5 Time for Completion

            (a) Construction of the Hotel/Condo Improvements shall be Substantially Completed by the Hotel/Condo Owner in accordance with the Hotel/Condo Plans within twenty-four (24) months after the commencement of construction of the Hotel/Condo Improvements on the Hotel/Condo Tract. For purposes of this Section 3.5(a), commencement of construction shall not occur until a construction contract has been fully executed and delivered by the Hotel/Condo Owner and contractor and excavation of the Hotel/Condo Tract has begun for the Hotel/Condo Improvements pursuant to such contract. Surveying, clearing and grubbing, landscaping, or other preliminary work shall not be considered the commencement of construction.

            (b) Substantial Completion shall be evidenced by the issuance of a permanent or final certificate of occupancy (or equivalent thereof). The time for completion shall be extended by the period of any Unavoidable Delays.

            (c) If Hotel/Condo Owner fails to complete construction of its Improvements within the twenty-four (24) month period set forth above, then after the receipt of written notice from any other Owner of such failure, it shall either (i) raze such partially completed Improvements and landscape the Hotel/Condo Tract in accordance with Section 13.3 within sixty (60) days thereafter, or (ii) complete such Improvements within six (6) months thereafter. If Hotel/Condo Owner fails to complete such Improvements or raze such partially completed Improvements within such periods of time, then the non-defaulting Owners shall not have the right to complete such partially completed Improvements, raze such partially completed Improvements, or exercise any other self-help remedies pursuant to Section 18.1, but shall have the right, as their sole and exclusive remedy, to seek specific performance of such obligations.

            Section 3.6 Liens

            In the event any mechanic's lien or other statutory lien shall be filed against a Tract or the Tract of any other Owner by reason of work, labor, services, or materials supplied to or at the request of an Owner on its Tract or the Tract of any other Owner, such Owner shall pay and discharge the same of record within thirty (30) days after the filing thereof, subject also to the provisions of the following sentence, or cause such lien to be discharged of record by bonding or otherwise. Each such Owner shall have the right to contest the validity, amount or applicability of any such liens by appropriate legal proceedings, and so long as it shall have caused said lien to be discharged of record by bonding or otherwise, or shall furnish bond or indemnity as hereinafter provided, and be prosecuting such contest in good faith, the requirement that it pay and discharge such liens within said 30-day period shall not be applicable; provided, however, that in the event such lien has not been discharged of record, such Owner shall, within thirty (30) days after the filing thereof, bond or indemnify against such liens in amount and form satisfactory to induce the title insurance company which insured title to the respective Tract to each of the Owners to insure over such liens, without showing any title exception by reason of such liens and such Owner shall indemnify and save harmless the other Owners hereto from all loss, damage, liability, expense or claim whatsoever (including reasonable attorneys' fees and other costs of defending against the foregoing) resulting from the assertion of any such liens. In the event such legal proceedings shall be finally concluded (so that no further appeal may be taken) adversely to the Owner contesting such liens, such Owner shall within five (5) days thereafter cause the lien(s) to be discharged of record.

            Section 3.7 As-Built Survey

            Tower I Owner has caused an "as-built" survey of the Common Improvements and of the Tracts affected thereby to be prepared and delivered to each Owner.

            Section 3.8 Construction Easements

            Each Owner hereby grants to the other Owners, their successors and assigns, a temporary right, privilege and easement to enter upon their respective Tracts from time to time, including for purposes of restoration or alteration as permitted or required under this REA, to the extent necessary to construct, alter, and repair the Common Improvements. Each Owner, its successors and assigns, shall have the right to permit its contractors and subcontractors, agents and employees to use the Easement herein granted for the aforesaid purposes. In addition, each Owner agrees to carry out its construction obligations hereunder with as little interference as reasonably possible with the construction activities of the other Owners and all Owners agree to cooperate with each other in scheduling and performing such construction work so as to accomplish such construction work for all of the Owners in as expeditious a manner as possible. Hotel/Condo Owner shall have no right to use the Access Tract or the Parking Tract for any purpose related to the construction of the Hotel/Condo Improvements and all development and/or construction staging for any Hotel/Condo Improvements shall be located on the Hotel/Condo Tract.

                                   ARTICLE IV

                    ACCESS EASEMENTS AND ACCESS IMPROVEMENTS

            Section 4.1 Operation of Access Improvements

            Tower I Owner is the Owner of the Access Tract. Tower I Owner, Tower II Owner, and Hotel/Condo Owner recognize the mutual benefit and necessity of operating the Access Improvements so that Permittees of the Tower I Owner, Hotel/Condo Owner, and Tower II Owner have the right to use the Access Improvements. Therefore, Tower I Owner hereby covenants and agrees that, for as long as the Easements granted pursuant to Section 4.2 remain in effect, the Access Improvements shall be operated as one integrated unit in accordance with the terms of this REA.

            Section 4.2 Access Easements

            (a) Subject to the provisions of this REA, Tower I Owner hereby grants to Tower II Owner for the benefit of Tower II Owner and the Tower II Tract, Hotel/Condo Owner for the benefit of Hotel/Condo Owner and the Hotel/Condo Tract, and Parking Deck Owners for the benefit of Parking Deck Owners and the Parking Tract, non-exclusive easements on, over, and across the Access Tract for:

                  (i) ingress to and egress from its Tract to and from the other
            Tracts and public thoroughfares over the Access Tracts and the Access Improvements as shown on the Plans; and

                  (ii) circulation, passage and accommodation of pedestrians and vehicles to and from the Parking Deck and their respective Tracts.

            (b) Tower I Owner shall have the right, from time to time, with the consent of Tower II Owner, to make changes in the Access Improvements, and in the location or design thereof, as long as the orderly flow of vehicular or pedestrian traffic is not adversely affected and the Easements granted under this Section are available to the other Owners. Hotel/Condo Owner shall have no right to approve changes to the Access Tract or Access Tract Improvements as long as Hotel/Condo Owner has access over the Access Road to the Hotel/Condo Spaces. Common Area Manager shall make all alterations and improvements to the Access Improvements required by law, the cost of which shall be an Access Tract Expense.

            (c) The Easements granted by this Section shall be perpetual.

            Section 4.3 Hours of Operation

            Subject to Section 16.5, the Access Improvements shall be open and available for use twenty-four (24) hours a day, seven (7) days a week, fifty-two
(52) weeks a year for as long as the Easements for use of the Access Tract remain in effect.

                                   ARTICLE V

                         OPERATIONS OF THE PARKING DECK

            Section 5.1 Operation of the Parking Deck as a Unit.

            (a) Tower I Owner is the Owner of the Tower I Undivided Interest, Tower II Owner is the Owner of the Tower II Undivided Interest, and Hotel/Condo Owner is the Owner of the Hotel/Condo Undivided Interest in the Parking Tract and Parking Deck. The Parking Deck shall be operated as one integrated unit in accordance with the terms of this REA and such Parking Deck Rules as may be adopted and amended from time to time in accordance with Section 5.10.

            (b) No barricades, curbs, gates or other obstacles shall be erected which block or prohibit the free flow of traffic along the entrances, exits, ramps and driveways within the Parking Deck; provided, however, that nothing herein shall prohibit (i) the erection of such curbs and other control or safety improvements or devices which may be necessary to control and direct pedestrian and vehicular traffic within the Parking Deck; (ii) the erection of such toll booths and/or entrance and exit gates as are required to limit access to the Parking Deck to authorized Permittees and to collect parking fees from those entering and/or exiting the Parking Deck; (iii) such temporary closing of portions of the Parking Deck as may be necessary for the construction of additional Parking Deck Spaces in accordance with Section 5.11; and (iv) if the Hotel/Condo Improvements constitute a Condo, Hotel/Condo Owner from erecting fences or other security barriers securing the Hotel/Condo Spaces approved by Tower I Owner and Tower II Owner so that only Condo unit owners may have access to the Hotel/Condo Spaces.

            (c) Notwithstanding the foregoing, as long as Hotel/Condo Owner has access to and from, and use of, the Hotel/Condo Spaces, Tower I Owner and Tower II Owner shall have the right to alter the Parking Deck, access thereto, and the operation thereof, including the Parking Deck Rules, with the approval of both Tower I Owner and Tower II Owner, but without Hotel/Condo Owner's approval. Common Area Manager shall to make all alterations and improvements to the Parking Deck required by law, the costs of which shall be a Parking Deck Expense.

            (d) Except as provided in Sections 5.1(b), 5.1(c), 5.2(c), 5.9(d), and 5.11, no Parking Deck Owner shall have the right to make any changes in the Parking Deck or in the location or design of the Parking Deck.

            (e) No Parking Deck Spaces shall be designated or assigned for the exclusive use of any Owners or their Permittees except (i) the Hotel/Condo Spaces shall, at Hotel/Condo Owner's sole cost and expense, be designated or marked by signage indicating that such Parking Deck Spaces are for exclusive use by the Permittees of the Hotel/Condo Improvements; (ii) the Tower I Reserved Spaces shall, at Tower I Owner's sole cost and expense, be designated or marked by signage indicating that such Parking Deck Spaces are for exclusive use of the Permittees of Tower I; (iii) the Tower II Reserved Spaces shall, at Tower II Owner's sole cost and expense, be designated or marked by signage indicating that such Parking Deck Spaces are for exclusive use of the Permittees of Tower II; (iv) the Visitor Parking Spaces in the Parking Deck shall, as a Parking Deck Expense, be designated or marked by signage indicating that such Parking Deck Spaces are for the exclusive use of visitors to Tower I and Tower II subject to Sections 5.3(b) and 5.3(e); (v) the Hotel Shared Spaces shall, at Hotel/Condo Owner's sole cost and expense, be designated or marked by signage installed by Common Area Manager indicating that such Parking Deck Spaces are for the exclusive use of Permittees of Tower I Owner and Tower II Owner during Normal Business Hours and, only if the Hotel/Condo Improvements constitute a Hotel, of Permittees of Hotel/Condo Owner after Normal Business Hours; (vi) the Condo Shared Spaces shall, at Hotel/Condo Owner's sole cost and expense, be designated or marked by signage installed by Common Area Manager indicating that such Parking Deck Spaces are for the exclusive use of Permittees of Tower I Owner and Tower II Owner during Normal Business Hours and, only if the Hotel/Condo Improvements constitute a Condo, of Permittees of Hotel/Condo Owner after Normal Business Hours; and (vii) as Tower I Owner and Tower II Owner may agree, each acting in its sole discretion, as to any Parking Deck Spaces other than the Hotel/Condo Spaces.

            (f) Tower I Owner shall have the right to increase (but not above the limit set forth in the definition of Tower I Reserved Spaces) and decrease the number of Tower I Reserved Spaces from time to time, and to rearrange the location of the Tower I Reserved Spaces within the area designated on the Plans for the Tower I Reserved Spaces, but not to change or relocate the area designated on the Plans for the Tower I Reserved Spaces. Tower II Owner shall have the right to increase (but not above the limit set forth in the definition of Tower II Reserved Spaces) and to decrease the number of Tower II Reserved Spaces and to rearrange the location of the Tower II Reserved Spaces within the area designated on the Plans for the Tower II Reserved Spaces, but not to change or relocate the area designated on the Plans for the Tower II Reserved Spaces. The Hotel/Condo Spaces and the Shared Spaces shall not be relocated without the consent of all Parking Deck Owners, each acting in their sole discretion.

            (g) Except to the extent the Tower I Owner increases or reduces the Tower I Reserved Spaces, or the Tower II Owner increases or reduces the Tower II Reserved Spaces, the Tower I Reserved Spaces, the Tower II Reserved Spaces, and the Visitor Parking Spaces shall not be relocated without the consent of the Tower I Owner and Tower II Owner, each acting in its sole discretion.

Hotel/Condo Owner shall have no right to approve the relocation of the Tower I Reserved Spaces, Tower II Reserved Spaces, or the Visitor Parking Spaces, as long as Hotel/Condo Owner and its Permittees have access to and from, and use of, the Hotel/Condo Spaces. Common Area Manager shall, with the consent of Other Tower Owner, in its sole discretion, and without the consent of Hotel/Condo Owner, have the right, from time to time, to increase, reduce, or relocate, the Visitor Parking Spaces, but may not eliminate the Visitor Parking Spaces without Hotel/Condo Owner's consent as long as the Hotel/Condo Improvements constitute a Hotel and Hotel/Condo Owner is using Visitor Parking Spaces pursuant to Section 5.3(b) (and must reinstate any eliminated Visitor Parking Spaces if after such elimination the Hotel/Condo Improvements constitute a Hotel and Hotel/Condo Owner thereafter desires or intends to use such Visitor Parking Spaces pursuant to Section 5.3(b)) unless Tower I Owner and Tower II Owner make other Parking Deck Spaces available to Hotel/Condo Owner for such use.

            (h) Either Tower I Owner or Tower II Owner may, at its expense, construct and install additional Visitor Parking Spaces on the Access Tract subject to the approval of the other Owner. The Owner desiring to install such Visitor Parking Spaces must submit such request in writing to the other Owner together with plans and specifications for such spaces (including the proposed location) and bids from at least three (3) contractors for such work. The other Owner shall respond to any such request with an approval or disapproval within fourteen (14) days of receipt of the request, failing which the request shall be deemed disapproved. If such request is approved by the other Owner, the Owner desiring the spaces shall install such Visitor Parking Spaces in accordance with the approved plans and specifications therefor, and the cost of such installation shall be shared equally by Tower I Owner and Tower II Owner.

            Section 5.2 Parking Deck Operation

            (a) Throughout the Term of this REA, the Parking Deck shall be operated and maintained by Common Area Manager on behalf of, and at the expense of, the Parking Deck Owners. Common Area Manager shall have the authority to delegate its authority, employ a parking operator, lease the Parking Deck to a parking operator or lessee, and execute such contracts as may from time to time be approved by the Parking Deck Owners. Either the Tower I Owner or the Tower II Owner shall have the right, in its reasonable discretion, to require the termination of a parking operator's contract or lessee's lease. If either the Tower I Owner or the Tower II Owner elect to require termination of a parking operator, such Owner must submit to the other Owner prior to the effective date of such termination, a list of four (4) reputable replacement parking operators that operate other projects complying with First Class Standards. The Owner that did not terminate the parking operator or lessee and receives such list of replacement parking operators shall select the replacement parking operator or lessee. Common Area Manager shall then enter into a replacement contract or lease with such replacement parking operator or lessee on terms mutually approved by Tower I Owner and Tower II Owner. Developer, or any affiliate of Developer, shall be the initial operator or lessee, shall automatically be deemed approved as a parking operator by both Tower I Owner and Tower II Owner, and may be removed only as a result of willful misconduct, gross negligence, or intentional breach of its parking lease or agreement.

            (b) If either Tower I Owner or Tower II Owner is advised by its counsel or accountants that its share of revenues to be received from the Parking Deck will be, or may be deemed to be, unrelated business taxable income within the meaning of the United States Internal Revenue Code, then Tower I Owner or Tower II Owner shall have the right to require that the Parking Deck be leased to a parking operator or lessee and this REA shall be amended in a manner satisfactory to both Tower I Owner and Tower II Owner, each acting reasonably to cause such revenue not to be unrelated business taxable income; provided that such lease shall, to the extent possible, provide substantially the same economic and other rights and benefits intended to be provided by this Article V.

            (c) Hotel/Condo Owner shall have the right, from time to time, to elect to exclude the operation of the Hotel/Condo Spaces from Common Area Manager's, or any parking operator's or lessee's, responsibility under Section 5.2(a), in which case Hotel/Condo Owner shall operate the Hotel/Condo Spaces at its own cost and expense, but Common Area Manager shall, as a Parking Deck Expense, continue to be obligated to maintain and repair the Hotel/Condo Spaces. If Hotel/Condo Owner elects to operate the Hotel/Condo Spaces itself, then (i) Hotel/Condo Owner shall pay all of the costs of its own operation of the Hotel/Condo Spaces, (ii) Hotel/Condo Owner may, if the Hotel/Condo Improvements constitute a Condo, erect fences or other security barriers securing the Hotel/Condo Spaces approved by Tower I Owner and Tower II Owner so that only Condo unit owners may have access to the Hotel/Condo Spaces, and (iii) Hotel/Condo Owner's share of Parking Deck Expenses shall be adjusted equitably by Common Area Manager to take into account Hotel/Condo Owner's operation of the Hotel/Condo Spaces, but still shall include, at a minimum, all Taxes and utilities included in Parking Deck Expenses.

            (d) Each of Tower I Owner and Tower II Owner shall be responsible to issue parking cards for access to the Parking Deck to its Permittees at its sole cost and expense.

            (e) Hotel/Condo Owner shall have the right to use the Hotel/Condo Spaces for the parking of Hotel/Condo Owner's contractors' passenger vehicles, sports utility vehicles and small (i.e. pickup) trucks during construction of the Hotel/Condo Improvements; provided Hotel/Condo Owner keeps the Hotel/Condo

Spaces clean and free of debris and does not use the Hotel/Condo Spaces for any other purpose without the approval of Tower I Owner and Tower II Owner, each acting in its sole discretion, including for storage, staging, the parking of large trucks or other construction vehicles (other than passenger vehicles, sports utility vehicles, and small trucks).

            Section 5.3 "Pooled" Parking

            (a) Except for the Hotel/Condo Spaces, Tower I Reserved Spaces, Tower II Reserved Spaces, Shared Spaces, and Visitor Parking Spaces (including the Designated Visitor Spaces [defined below]) in the Parking Deck, (a) no Parking Deck Spaces shall be designated or assigned for the exclusive use of any Permittee without the prior written consent of Tower I Owner and Tower II Owner, each acting in their sole discretion (b) all Parking Deck Spaces shall be undesignated and available to all Permittees of Tower I Owner and Tower II Owner on a first-come, first-serve basis, and (c) no Owner, except the Owner of the Hotel/Condo Tract as to the Hotel/Condo Spaces, the Owner of the Tower I Tract as to the Tower I Reserved Spaces, the Owner of the Tower II Tract as to the Tower II Reserved Spaces, and Tower I Owner, Tower II Owner and Hotel/Condo Owner as to the Shared Spaces shall have the right to exclusive possession of any Parking Deck Spaces, it being the intent of the Owners that all Parking Deck Spaces, except the Hotel/Condo Spaces, Tower I Reserved Spaces, Tower II Reserved Spaces, Shared Spaces, and Visitor Parking Spaces (including the Designated Visitor Spaces) in the Parking Deck, shall be pooled for the use of all Permittees of Tower I Owner and Tower II Owner; provided that Tower I Owner and Tower II Owner shall have the right, without Hotel/Condo Owner's approval, to designate Parking Deck Spaces, other than the Hotel/Condo Spaces and the Shared Spaces, for exclusive use, with the approval of both Tower I Owner and Tower II Owner, each acting in its sole discretion.

            (b) During Normal Business Hours, Hotel/Condo Owner shall have no right to use any Parking Deck Spaces, including the Visitor Parking Spaces, other than the Hotel/Condo Spaces. After Normal Business Hours, only for as long as the Hotel/Condo Improvements are a Hotel, Hotel/Condo Owner shall be entitled, at no cost, to use on a non-exclusive basis (i) the Hotel Shared Spaces for purposes of providing valet parking to Hotel/Condo Owner Permittees, and (ii) Visitor Parking Spaces (excluding the Designated Visitor Spaces) in the Parking Deck that are then available from time to time solely for purposes of providing Hotel Permittees parking for functions occurring at the Hotel (but not for overnight guests), provided all such use of Hotel Shared Spaces and Visitor Parking Spaces (excluding the Designated Visitor Spaces) must terminate by 7:00 a.m. on weekdays and by 8:00 a.m. on Saturdays. After Normal Business Hours, only for so long as the Hotel/Condo Improvements are a Condo, Hotel/Condo Owner shall be entitled, at no cost, to use on a nonexclusive basis the Condo Shared Spaces for purposes of providing valet parking to Hotel/Condo Owner Permittees, provided all such use of Condo Shared Spaces must terminate by 7:00 a.m. on weekdays and by 8:00 a.m. on Saturdays. Hotel/Condo Owner shall be responsible for implementing the valet parking for the use of the Hotel Shared Spaces or the Condo Shared Spaces, as applicable, at Hotel/Condo Owner's sole cost and expense. Hotel/Condo Owner shall reasonably cooperate with Common Area Manager to establish a system to enable Common Area Manager to monitor the use of such spaces. If Hotel/Condo Owner violates the provisions of this subsection (b) as to the use of the Shared Spaces for valet purposes more than three (3) times in any twelve (12) month period and each such time Tower I Owner or Tower II Owner furnishes written notice to Hotel/Condo Owner detailing such violation, then Tower I Owner or Tower II Owner shall have the right to require that Tower I

Owner implement additional security to monitor the use of the Shared Spaces and the cost of the additional security shall be Hotel/Condo Owner's sole responsibility. Hotel/Condo Owner shall be obligated to pay for such additional security no more frequently than monthly within ten (10) days of receipt of an invoice therefor from Common Area Manager. Thereafter, if the Hotel/Condo Owner does not violate the provisions of this subsection (b) for a period of six (6) months, Hotel/Condo Owner shall have the right, which right shall be exercised by furnishing written notice to Tower I Owner and Tower II Owner, to cause Common Area Manager to terminate the additional security (however, the provisions of the two (2) immediately preceding sentences shall apply to any subsequent violations).

            (c) During Normal Business Hours, each of Tower I Owner and Tower II Owner shall be entitled, at no cost, to use on a non-exclusive basis twelve (12) of the Hotel Shared Spaces for purposes of providing parking spaces to Tower I Permittees and Tower II Permittees provided all such use shall terminate by 6:00 p.m. on weekdays, other than Holidays. During Normal Business Hours, each of Tower I Owner and Tower II Owner shall be entitled, at no cost, to use on a non-exclusive basis ten (10) of the Condo Shared Spaces for purposes of providing parking spaces to Tower I Permittees and Tower II Permittees provided all such use shall terminate by 7:00 p.m. on weekdays, other than Holidays.

            (d) The spaces located under Tower I in the Tower I Parking Garage shall not be Parking Deck Spaces, shall not be part of the Parking Deck, and shall be used only by Permittees of Tower I Owner.

            (e) Notwithstanding the provisions of Section 5.1(e), Tower I Owner and Tower II Owner shall each have the right to designate up to an aggregate of ten (10) of the Visitor Parking Spaces for use solely by designated Permittees of Tower I and Tower II, respectively (each such space so designated by Tower I

Owner and/or Tower II Owner, a "Designated Visitor Space"). Tower I Owner and Tower II Owner shall each only be permitted to designate Designated Visitor Spaces in the locations identified for each respective Tower on Exhibit P attached hereto and made a part hereof (the permitted location as applicable for Tower I or Tower II, as applicable, is hereinafter referred to as the "Applicable Tower Area"); however, Tower I Owner and Tower II Owner shall each have the right to change the location of the Applicable Tower Area for its Tower, subject to the prior written consent of Tower II Owner and Tower I Owner, respectively. Such designation of a particular Designated Visitor Space in the Applicable Tower Area shall be made by the Owner designating the space furnishing notice to Tower I Owner of the name of the Permittee to be placed on the sign on the Designated Visitor Space and the location of the Designated Visitor Space in the Applicable Tower Area at least thirty (30) days prior to the date such Owner desires the designation of the applicable Designated Visitor Space to be effective. Common Area Manager shall install signs on the Designated Visitor Spaces (all of which signs will utilize consistent graphics and materials) at the cost of the Owner designating the space. The Owner which designates a particular Designated Visitor Space shall be entitled to charge a fee for such Designated Visitor Space and to retain such fee consistent with Sections 5.4(b) and (c) below. Common Area Manager agrees to exercise reasonable efforts to monitor Designated Visitor Spaces to determine whether such spaces are being used by the designated Permittees and to tow or otherwise remove the vehicles in violation of this Section 5.3(e) as a Parking Deck Expense.

            Section 5.4 Fees for Parking Deck Spaces

            (a) Tower I Owner and Tower II Owner shall mutually determine the fees for hourly or daily parking of visitors using the Visitor Parking Spaces (excluding the Designated Visitor Spaces). The fee schedule adopted by the Tower I Owner and the Tower II Owner shall be competitive with the fees being charged by comparable parking facilities located in the North Dallas Area and shall be revised from time to time as the Tower I Owner and Tower II Owner mutually deem appropriate.

            (b) Each Owner shall have the right to grant to any Permittee (other than hourly or daily parking) the right to park in Parking Deck Spaces it has the right to allocate and use at a fee determined by such Owner.

            (c) All fees shall be collected by the applicable Owner who has the right to allocate and use such Parking Deck Spaces; provided that Common Area Manager shall collect daily or hourly parking fees from the Visitor Parking Spaces (excluding the Designated Visitor Spaces), except the Permittees of Hotel/Condo Owner pursuant to Section 5.3(b)(ii). Common Area Manager shall apply such daily or hourly parking fees to Parking Deck Expenses.

            (d) For as long as (i) the Hotel/Condo Improvements are a Hotel, and Hotel/Condo Owner has the right to use the Hotel Shared Spaces and Visitor Parking Spaces, or, (ii) the Hotel/Condo Improvements are a Condo, and Hotel/Condo Owner has the right to use the Condo Shared Spaces, Hotel/Condo Owner shall not be required to pay any charge for use of the Shared Spaces or the Visitor Parking Spaces (excluding the Designated Visitor Spaces) after Normal Business Hours pursuant to Section 5.3(b); provided Hotel/Condo Owner or its Permittees shall pay to Common Area Manager the fees then being charged for the use of Visitor Parking Spaces (excluding the Designated Visitor Spaces) for any Visitor Parking Spaces used by Hotel/Condo Owner or its Permittees after 7:00 a.m. on weekdays and 8:00 a.m. on Saturday in violation of Section 5.3(b). In addition, Common Area Manager shall have the right, at Hotel/Condo Owner's cost and expense, to tow, or otherwise remove, vehicles parked in violation of
Section 5.3(b). If the Hotel/Condo Improvements are a Condo, Hotel/Condo Owner and its Permittees shall have no right to use Hotel Shared Spaces or Visitor Parking Spaces.

            Section 5.5 Parking Ratios

            (a) The following minimum parking ratios shall be maintained with respect to construction of any Improvements on the Site:

                  (i) at least three and two-tenths (3.2) parking spaces for each one thousand (1,000) square feet of Net Rentable Area contained in any office building constructed on the Tower II Tract;

                  (ii) at least three and fifteen-hundredths (3.15) parking
            spaces for each one thousand (1,000) square feet of Net Rentable Area contained in any office building constructed in the Tower I Tract;

                  (iii) at least one (1) parking space for each hotel guest room contained in any hotel(s) constructed on the Hotel/Condo Tract, up to a maximum of two hundred forty (240) parking spaces notwithstanding that the Hotel may contain more than two hundred forty (240) hotel guest rooms; and

                  (iv) up to a maximum of two hundred forty (240) parking spaces if the Hotel/Condo Improvements are a Condo.

            (b) The Parking Deck, subject to Section 5.11 hereof, contains approximately two thousand three hundred (2,300) Parking Deck Spaces and the Tower I Parking Garage contains seventy (70) spaces, which together satisfy all municipal parking requirements applicable to the Site and the anticipated Improvements as long as (i) Tower I contains no more than 379,518 square feet of

Net Rentable Area, (ii) Tower II contains no more than 306,244 square feet of Net Rentable Area, and (iii) either the Hotel contains no more than two hundred fifty (250) guest rooms, or the Condo contains no more than one hundred forty
(140) units. For purposes of satisfying such municipal parking requirements, the requirements of the Zoning Ordinance, and the foregoing ratios, (i) the Visitor Parking Spaces located in the Parking Deck are allocated to the Tower I Tract and the Tower II Tract based on the relative Net Rentable Area of Tower I and Tower II, and (ii) the Hotel Shared Spaces will be allocated to both (A) twenty-four (24) to the Hotel/Condo Tract (for as long as the Hotel/Condo Improvements constitute a Hotel) and (B) twelve (12) each to the Tower I Tract and the Tower II Tract, and (iii) the Condo Shared Spaces will be allocated to both (A) twenty (20) to the Hotel/Condo Tract (for as long as the Hotel/Condo Improvements constitute a Condo) and (B) ten (10) each to the Tower I Tract and the Tower II Tract, with the result that the Hotel/Condo Tract will be deemed to have obtained required parking space ratios based on the after Normal Business Hour use of the Shared Spaces pursuant to Section 5.3(b), and the Tower I Tract and the Tower II Tract shall be deemed to have obtained required parking space ratios based on the Normal Business Hour use by each of Tower I Owner and Tower II Owner of the applicable number of the Shared Spaces pursuant to Section 5.3(c).

            (c) To the extent that the foregoing parking ratio requirements cannot be met on the Site or any Owner's Allocable Share of spaces pursuant to
Section 5.6 is not sufficient to meet the foregoing parking ratio requirements on the Site because of variations from the limitations described in Section 5.5(b), or changes in the kinds of Improvements, the Owner or Owners who propose construction or alteration of any Improvements which will cause the aforesaid limitations to be exceeded or who has an insufficient Allocable Share of Parking Deck Spaces shall obtain off-Site parking sufficient to meet such requirements, to the extent permitted by applicable law.

            Section 5.6 Allocation of Spaces

            (a) Except as otherwise expressly provided herein to the contrary, no Owner shall make commitments of Parking Deck Spaces in excess of its Allocable Share of Parking Deck Spaces, except that (i) Hotel/Condo Owner may allocate and make commitments for the Shared Spaces only after Normal Business Hours in accordance with Section 5.3(b)(i), (ii) Tower II Owner may allocate and make commitments for twelve (12) of the Hotel Shared Spaces or ten (10) of the Condo Shared Spaces, as applicable, during Normal Business Hours in accordance with Section 5.3(c), (iii) Tower I Owner may allocate and make commitments for twelve (12) of the Hotel Shared Spaces or ten (10) of the Condo Shared Space, as applicable, during Normal Business Hours in accordance with Section 5.3(c), and
(iv) Hotel/Condo Owner may, if the Hotel/Condo Improvements constitute a Hotel, allocate and make commitments for Visitor Parking Spaces (excluding the Designated Visitor Spaces) after Normal Business Hours in accordance with
Section 5.3(b)(ii). The Allocable Share of the Hotel/Condo Owner exceeds the number of Hotel/Condo Spaces by the number of the Shared Spaces. Hotel/Condo Owner may allocate and make commitments only for the Hotel/Condo Spaces during or after Normal Business Hours. The Allocable Share of the Tower II Owner does not include any of the Shared Spaces. The Allocable Share of the Tower I Owner does not include any of the Shared Spaces. The Allocable Shares are, subject to
Section 5.11 hereof, as follows: (i) Tower I Owner's Allocable Share shall be equal to three and fifteen-hundredths (3.15) Parking Deck Spaces for each one thousand (1,000) square feet of Net Rentable Area contained in Tower I minus the number of parking spaces in the Tower I Parking Garage, minus twelve (12) of the

Hotel Shared Spaces if the Hotel/Condo Improvements constitute a Hotel or ten
(10) of the Condo Shared Spaces if the Hotel/Condo Improvements constitute a Condo, and minus eight (8) surface Visitor Parking Spaces; (ii) Tower II Owner's Allocable Share shall be equal to three and two-tenths (3.2) Parking Deck Spaces for each one thousand (1,000) square feet of Net Rentable Area contained in Tower II, minus twelve (12) of the Hotel Shared Spaces if the Hotel/Condo Improvements constitute a Hotel or ten (10) of the Condo Shared Spaces if the Hotel/Condo Improvements constitute a Condo, and minus eight (8) surface Visitor Parking Spaces; (iii) Hotel/Condo Owner's Allocable Share shall, if the Hotel/Condo Improvements constitute a Hotel, be equal to one (1) Parking Deck Space for each guest room contained in the Hotel/Condo Improvements, not to exceed two hundred forty (240); (iv) Hotel/Condo Owner's Allocable Share shall, if the Hotel/Condo Improvements constitute a Condo, be equal to two hundred forty (240) parking spaces; and (v) any Parking Deck Spaces remaining after the allocations set forth in clauses (i), (ii), and (iii) shall be allocated between Tower I Owner and Tower II Owner in proportion to the relative Net Rentable Areas of Tower I and Tower II and the Allocable Share of Tower I Owner and Tower II Owner shall be increased by such Parking Deck Spaces allocated as provided in this clause (v); provided that no Owner's Allocable Share shall be increased as a result of such Owner's construction of Improvements in excess of the size limitations set forth in Section 5.5(b). Upon the completion of Hotel/Condo Improvements, the Owners will execute an agreement specifying the Allocable Shares of Parking Deck Spaces.

            (b) Notwithstanding the foregoing, each of Tower I Owner and Tower II shall be entitled to "oversell" their respective Allocable Shares of Parking Deck Spaces (other than Tower I Reserved Spaces and Tower II Reserved Spaces) by up to eighteen percent (18%) of such Allocable Shares or such higher percentage as may be agreed upon by Tower I Owner and Tower II Owner, each acting in their sole discretion. Hotel/Condo Owner shall not have the right to oversell any Parking Deck Spaces, including the Hotel/Condo Spaces.

            (c) If any Owner (hereinafter called the "Defaulting Owner") makes commitments for Parking Deck Spaces in excess of its Allocable Share thereof as set forth above (subject to Sections 5.3(b), 5.3(c), and 5.6(b)), then, such Defaulting Owner, at its sole cost and expense, shall cancel any over-commitments immediately. Any commitments for Parking Deck Spaces by a Parking Deck Owner in excess of its Allocable Share (subject to Sections 5.3(b), 5.3(c), and 5.6(b)) thereof as set forth herein shall be void ab initio as against the other Parking Deck Owners and such commitments shall be canceled seriatim until the total number of commitments by the Defaulting Owner is reduced to a number equal to or less than its Allocable Share (subject to Sections 5.3(b), 5.3(c), and 5.6(b)) of Parking Deck Spaces as hereinabove provided.

            (d) In the event of Condemnation resulting in the permanent loss of any Parking Deck Spaces, the Allocable Share of Parking Deck Spaces of each Parking Deck Owner shall be reduced in proportion to their respective Allocable Shares by the number of lost Parking Deck Spaces so that each Owner shall have the same proportionate share of available Parking Deck Spaces remaining after such Condemnation as it had immediately prior to such Condemnation.

            (e) To the extent permitted by applicable law, any Owner shall be entitled to construct off-Site parking and make commitments of such parking as it deems appropriate and nothing herein shall limit or restrict the granting of any commitments as to such off-Site parking.

            (f) Any Owner whose employees park in the Parking Deck shall be required to use part of such Owner's Allocable Share of Parking Deck Spaces for such employees subject to Sections 5.3(b) and 5.3(c). In particular, and without limitation, Hotel/Condo Owner's employees must, if they park in the Parking Deck, park in the Hotel/Condo Spaces, subject to Section 5.3(b).

            (g) Upon the request of any Parking Deck Owner, each Parking Deck Owner shall deliver to the other Parking Deck Owners a list of all Permittees (other than Hotel guests) to whom it has issued parking permits and/or access cards to the Parking Deck, together with a list of such Permittees' (other than Hotel guests) license tags. Without limiting the foregoing, if the Hotel/Condo Improvements constitute a Condo, Hotel/Condo Owner shall provide to Common Area Manager from time to time a list of the parking permits and/or access cards issued with respect to the Permittees of the Condo. In addition, each Parking Deck Owner may request from Common Area Manager from time to time a list of the parking permits and/or access cards actually used from time to time to the extent Common Area Manager has such information available to it.

            (h) If, due to alterations or improvements required by law, any Parking Deck Spaces become unavailable, either temporarily or permanently, then the Allocable Shares of all Parking Deck Owners shall be reduced in proportion to their respective Allocable Shares by the number of the unavailable Parking Deck Spaces for the period of such unavailability.

            Section 5.7 Responsibilities Regarding Parking Deck

            (a) Common Area Manager shall perform, or cause the applicable parking operator or lessee to perform, the following services on behalf of the Parking Deck Owners (the costs of which shall be Parking Deck Expenses):

                  (i) enforce the Parking Deck Rules;

                  (ii) maintain the Parking Deck in good condition and repair in such manner as will maintain the appearance of the Parking Deck in accordance with First Class Standards, normal wear and tear excepted;

                  (iii) reimburse Tower I Owner for the insurance obtained by
            Tower I Owner pursuant to Section 5.7(b) below;

                  (iv) supervise the operator or lessee of the Parking Deck;

                  (v) pay Parking Deck Expenses from the funds provided by the
            Parking Deck Owners;

                  (vi) remove all papers, debris, filth and refuse and wash or thoroughly sweep all paved areas; and

                  (vii) clean and maintain lighting fixtures and relamp as
            needed.

            (b) Tower I Owner shall maintain in effect such hazard, liability, garage keeper's, workers' compensation and other insurance policies as required pursuant to Section 14.7 below, the cost of which shall be a Parking Deck Expense. Common Area Manager shall reimburse Tower I Owner for the cost of any such insurance within thirty (30) days of receipt of any invoice therefor from Tower I Owner.

            Section 5.8 Hours of Operation.

            Except as permitted in Section 5.1 and Section 16.5, the Parking Deck shall be kept open twenty-four (24) hours a day, seven (7) days a week, fifty-two (52) weeks a year throughout the Term of this REA. The below grade levels of the Parking Deck shall be kept lighted twenty-four (24) hours a day, seven (7) days a week, fifty-two (52) weeks a year throughout the Term of this REA. The above grade levels of the Parking Deck shall be lighted after dusk, provided that, after Normal Business Hours, such lighting shall be reduced to a level consistent with First Class Standards for parking garages after normal business hours, seven (7) days a week, fifty-two (52) weeks a year, throughout the Term of the REA.

            Section 5.9 Easements for Use of the Parking Deck.

            (a) Subject to the provisions of this REA, each Parking Deck Owner hereby grants to the Tower I Owner, Tower II Owner, and Hotel/Condo Owner for their benefit and the benefit of each of their respective Tracts, non-exclusive easements in the Parking Deck for:

                  (i) ingress to and egress from such Owner's Tract; and

                  (ii) circulation, passage and parking of vehicles; and

                  (iii) circulation, passage and accommodation of pedestrians.

            (b) In addition, each Parking Deck Owner hereby grants to (i) Hotel/Condo Owner an exclusive easement to use (A) the Hotel/Condo Spaces at all times, and, (B) the Shared Spaces after Normal Business Hours, for parking of vehicles and non-exclusive easements to use the ramps, driveways and walkways on the Parking Tract for the purposes of pedestrian and vehicular ingress to and egress from the Hotel/Condo Spaces; (ii) Tower II Owner an exclusive easement to use the Tower II Reserved Spaces at all times, and twelve (12) of the Shared Spaces if the Hotel/Condo Improvements constitute a Hotel or ten (10) Condo Shared Spaces if the Hotel/Condo Improvements constitute a Condo, during Normal Business Hours, for parking of vehicles and non-exclusive easements to use the ramps, driveways, and walkways on the Parking Deck for the purposes of pedestrian and vehicular ingress to and egress from the Tower II Reserved Spaces; and (iii) Tower I Owner an exclusive easement to use the Tower I Reserved Spaces at all times, and twelve (12) of the Hotel Shared Spaces during Normal Business Hours, for parking of vehicles and non-exclusive easements to use the ramps, driveways, and walkways on the Parking Tract for the purposes of pedestrian and vehicular ingress and egress from Tower I Reserved Spaces.

            (c) Subject to the provisions of this REA, the Parking Deck Owners hereby grant to Tower I Owner a non-exclusive easement through the Parking Deck and use of the ramps, driveways and walkways on the Parking Tract for purposes of pedestrian and vehicular ingress to and egress from, and circulation, passage, and accommodation of vehicles and pedestrians to and from the parking areas located in the Tower I Parking Garage under Tower I and the Parking Deck.

            (d) Except as otherwise provided in this REA, including Sections 5.1(b), 5.1(c), 5.2(c), and 5.11, (i) no changes shall be made in the Parking Deck or in the location or design of the Parking Deck; and (ii) no curbs, fences, walls, planters, guard rails or other obstruction shall be erected or permitted to remain on the Parking Deck if such would adversely affect the orderly flow of vehicular and pedestrian traffic; provided, however, that nothing herein shall prevent (A) Common Area Manager, or the applicable parking operator from erecting and maintaining toll booths, gates and other control devices at the entrances and exits to the Parking Deck, including a gate between the Parking Deck and the Tower I Parking Garage, to insure the use thereof by authorized Permittees and the collection of fees due for use of the Parking Deck; and (B) if the Hotel/Condo Improvements constitute a Condo, the Hotel/Condo Owner from erecting and maintaining fences and security barriers approved by Tower I Owner and Tower II Owner in accordance with Sections 5.1(b) and 5.2(c).

            (e) The Easements granted under this Section shall be perpetual.

            Section 5.10 Parking Deck Rules

            The Parking Deck shall be operated in accordance with such uniform, non-discriminatory rules and regulations as may be adopted from time to time by the Parking Deck Owners ("Parking Deck Rules"). The initial Parking Deck Rules approved by the Owners are attached hereto as Schedule I.

            Section 5.11 Expansion of Parking Deck

            (a) The Parking Deck has five (5) above grade levels and two (2) below grade levels, with the fifth (5th) level partially completed. The Parking Deck Owners hereby grant to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract the right and non-exclusive easement necessary to add one (1) level to the Parking Deck during the Term of this REA. The Parking Deck Owners hereby grant to Tower II Owner for the benefit of Tower II Owner and the Tower II Tract the right and non-exclusive easement necessary to complete the fifth
(5th) level of the Parking Deck, and add one (1) level to the Parking Deck during the term of this REA. The Hotel/Condo Owner shall not have any right to add Parking Deck Spaces to the Parking Deck. The foregoing rights shall be exercised, if at all, in accordance with the following terms and conditions:

                  (i) Any additional Parking Deck Spaces added to the Parking
            Deck ("Additional Improvements") shall be located in the air space above the Parking Deck and shall be substantially architecturally identical to the above-grade levels of the Parking Deck existing at the time such Parking Deck Spaces are added.

                  (ii) Any ramp or ramps contained in such additional levels of parking shall be of substantially identical design and located vertically above the existing ramps then existing in the Parking Deck.

                  (iii) As and when any such additional levels of parking are added to the Parking Deck and opened for operation, same shall be and hereby are made a part of the Parking Deck and shall be operated and maintained as part of the Parking Deck in accordance with the terms and provisions of this REA.

                  (iv) The Allocable Share of Parking Deck Spaces of the Owner
            that has constructed such additional parking shall increase by the number of the Parking Deck Spaces added as a result of the expansion of the Parking Deck. The Tower I Reserved Spaces and the Tower II Reserved Spaces shall also be proportionately increased if the Allocable Share of the Tower I Owner or the Tower II Owner, as the case may be, is increased, but such additional Tower I Reserved Spaces and Tower II Reserved Spaces shall be located in the Additional Improvements in a location approved by Tower I Owner and Tower II Owner, each acting in its sole discretion. Each Owner's share of Parking Deck Expenses shall be recalculated to an amount for each Owner obtained by dividing each such Owner's Allocable Share of Parking Deck Spaces (as increased for the Owner who has constructed additional Parking Deck Spaces) by the total number of Parking Deck Spaces (as increased by the number of Parking Deck Spaces so added).

                  (v) The Owner who proposes to construct any Additional
            Improvements shall, prior to commencing construction of any Additional Improvements:

                  (1) Submit to the Parking Deck Owners a certificate in form and substance satisfactory to such Owners from an architect or engineer satisfactory to such Owners certifying that the Additional Improvements can be structurally supported by the existing columns, pillars and/or caissons ("Support Structures") located on the Parking Tract or that such Support Structures can be augmented, enlarged or supplemented in such a manner as to safely provide the requisite support for the Additional Improvements without loss (except temporarily during construction or unless replaced by the addition of new Parking Deck Spaces) of any Parking Deck Spaces in the Parking Deck;

                  (2) Submit to the Parking Deck Owners plans and specifications for the Additional Improvements prepared by a licensed architect and licensed engineer;

                  (3) Obtain all requisite building permits and licenses from all Governmental Agencies and keep same in full force and effect throughout the period of construction of the Additional Improvements;

                  (4) Give the Parking Deck Owners at least sixty (60) days' prior written notice of such Owner's intention to commence construction of the Additional Improvements; and

                  (5) Obtain and submit to the Parking Deck Owners a guaranteed maximum price construction contract and such payment and performance bonds or other instruments as such Owners may reasonably require to assure the completion of the Additional Improvements free from any suppliers', mechanics' laborers', materialmen's or other statutory liens.

                  (vi) If an Owner exercises the right and Easement to construct any Additional Improvements in the air space herein provided, the Owner who proposes to construct such Additional Improvements shall indemnify and hold the Parking Deck Owners, their successors and assigns, harmless from all costs, expenses, liabilities, obligations and damages arising out of, related to or connected with the construction of the Additional Improvements and, without limiting the generality of the foregoing, such Owner shall promptly pay or cause to be removed of record any and all liens filed against the Parking Tract, the Parking Deck or the Additional Improvements resulting from, relating to or arising out of construction, maintenance or operation of the Additional Improvements. Such Owner shall provide Parking Deck Owners with such evidence (including, without limitation, evidence of insurance coverages) of its ability to discharge its obligations hereunder as Parking Deck Owners may reasonably require prior to commencing construction of the Additional Improvements.

                  (vii) If, as a result of the exercise by an Owner of the right and easement to construct any Additional Improvements, other alterations or improvements are required to the Parking Deck or any other Improvements, such alterations or improvements must be approved by the affected Owners, and the Owner constructing the Additional Improvements shall pay all costs associated with all such alterations and improvements.

                  (viii) Any Additional Improvements shall be part of the
            Parking Deck, owned by the Parking Deck Owners in the same Undivided Interests, shall be maintained, insured, restored or razed in accordance with the provisions of this REA.

                  (ix) The Taxes applicable to Additional Improvements shall be added to and paid as Parking Deck Expenses.

                  (x) The vertical clearance between the top surface of the
            uppermost level of the Parking Deck and the bottom surface of the lowermost level of any additional levels of parking added shall be substantially identical to the vertical clearance between the bottom surface of the uppermost level of the Parking Deck and the top surface of the next lower level of the Parking Deck and a like vertical clearance shall be maintained between all levels of additional parking added in the air space above the Parking Deck.

                  (xi) If Additional Improvements are constructed, the Owner constructing same shall remove the lighting fixtures then located on the uppermost floor of the Parking Deck and install in lieu thereof lighting fixtures on all new levels of the expanded garage, including the uppermost level of the Parking Deck, substantially identical to the lighting used on the other floors of the Parking Deck.

                  (xii) If Additional Improvements are constructed, the Owner who constructs same shall have the right to use the uppermost level of the Parking Deck (or of any additional parking levels added thereto as herein provided) for staging reasonably necessary for construction of the Additional Improvements; provided, however, that such Owner shall (A) diligently pursue completion of such portion of the Additional Improvements as may be needed to provide a staging area for the balance thereof, and (B) promptly relocate its staging area to the Additional Improvements as soon as space for such operations is available therein so as to minimize disruption of the use and operation of the Parking Deck.

                  (xiii) Notwithstanding the foregoing, the Owner's right to use the uppermost level or any other portion of the Parking Deck (as same may be expanded) for construction staging shall be contingent upon such Owner (A) reducing the number of Parking Deck Spaces that it or its Permittees uses or has the right to allocate by the number of Parking Deck spaces so lost, (B) by providing off-site parking sufficient to its Permittees to replace during staging any Parking Deck Spaces lost as a result of such staging, and (C) if the spaces so lost exceed the number of Parking Deck Spaces that it or its Permittees uses or has the right to allocate, by providing off-site parking satisfactory to the Owners, to replace the Parking Deck Spaces so lost as a result of such staging to the extent such lost Parking Deck Spaces actually were being used.

                  (xiv) If a zoning variance is required to increase the height of the Parking Deck or allow relief from the current set back requirements applicable to additional levels of the Parking Deck, Tower I Owner and Tower II Owner shall not unreasonably withhold their approval of such zoning variance and will cooperate with each other to obtain any such zoning variance. Any other zoning variance will require the approval of Tower I Owner and Tower II Owner, which may be given or withheld in their sole discretion. Hotel/Condo Owner shall have no right to approve or disapprove any zoning increase necessary to expand the Parking Deck.

                  (xv) Tower I Owner may, at its option and in its sole
            discretion, assign to Tower II Owner, without the consent of the Parking Deck Owners, the right and easement granted to Tower I Owner to construct the one (1) additional level to the Parking Deck. Tower II Owner may, at its option and in its sole discretion, assign to Tower I Owner, without the consent of the Parking Deck Owners, the right and easement granted to Tower II Owner to complete the fifth
            (5th) level of the Parking Deck and to construct the one (1) additional level to the Parking Deck.

                  (xvi) During and after the term of the Tenet Lease, Tower II
            Owner shall have the right, without Tower I Owner's consent, to complete the fifth (5th) level of the Parking Deck. During the term of the Tenet Lease, Tower II Owner shall not exercise its right to add one (1) additional floor to the Parking Deck without Tower I Owner's consent, which may be given or withheld in its sole discretion, if, but only if, the consent of the tenant is required in order for Tower I Owner to consent to such addition. After the expiration or termination of the Tenet Lease, or at any time that the tenant under the Tenet Lease does not have the right to approve such addition, Tower II Owner shall have the right, without Tower I Owner's consent, to add such one (1) additional floor to the Parking Deck. Tower I Owner shall not amend, modify, or waive the Tenet Lease as it relates to the right to construct additional floors for the Parking Deck without Tower II Owner's written consent, which may be given or withheld in its sole discretion.

            (b) Parking Deck Owners hereby grant to the Owner electing to construct Additional Improvements, the perpetual, exclusive right, privilege and easement to use the Support Structures contained in or within the Parking Deck for structural support for the Additional Improvements and an exclusive easement to connect the Support Structures for the Additional Improvements to the Support Structures for the Parking Deck.

            (c) The Parking Deck Owners hereby grant to the Owner electing to construct Additional Improvements, a perpetual, exclusive right, privilege and easement to extend the stairways and elevator shafts ("Shafts") serving the Parking Deck so that said Shafts serve such additional levels of parking as may be added above the Parking Deck.

            (d) Subject to the provisions of this REA, the Parking Deck Owners hereby grant to the Owner electing to construct Additional Improvements, the nonexclusive perpetual right, privilege and easement to use for pedestrian and vehicular access, ingress, egress and regress the driveways, walkways and ramps located in the Parking Deck from time to time for purposes of access in and out of any additional levels of parking included in the Additional Improvements and the non-exclusive, perpetual easement to use any and all stairways and elevators located in the Parking Deck from time to time for purposes of pedestrian access, ingress, egress and regress in and out of any additional levels of parking included in the Additional Improvements.

            (e) The Parking Deck Owners hereby grant to the Owner electing to construct Additional Improvements, the nonexclusive, perpetual right and easement to install, maintain, relocate, repair and replace usual utility facilities, such as, but not limited to, conduits, pipes and/or wires for water, electricity, gas, telephone, storm and sanitary sewers over, through and under the Parking Tract and the Parking Deck as are reasonably required to provide utility services to the Additional Improvements, including the right to penetrate floors, walls, and other structural improvements; provided, however, that the Parking Deck Owners shall have the right to approve the location of all utility lines penetrating the Parking Deck, and provided further, however, that Parking Deck Spaces, traffic ways and pedestrian doorways and stairways shall not be blocked without the prior written consent of the Parking Deck Owners. Notwithstanding the foregoing, anyone exercising the rights created hereby shall
(i) give sixty (60) days' prior written notice of the intent to exercise such right to the then Parking Deck Owners, (ii) repair any damage to the Site and/or any Improvements resulting from such exercise, (iii) indemnify and hold harmless the Parking Deck Owners against claims, liabilities and expenses (including reasonable attorneys' fees) resulting from the exercise of such right, and (iv) in the event of the relocation or abandonment of the pipes, lines, conduits, etc. installed as a result of such exercise, remove such old or abandoned pipes, lines, conduits, etc., and restore the Parking Deck and/or Parking Tract to its condition prior to such exercise, reasonable wear and tear excepted.

            (f) The Easements granted under this Section to construct Additional Improvements shall terminate upon the expiration of the Term of this REA. The Easements to maintain and operate the Additional Improvements shall be perpetual.

            Section 5.12 Use By Adjacent Owners

            The Parking Deck Owners hereby grant to the owner of the land adjacent to, and south of, the Site rights to use up to thirty (30) Visitor Parking Spaces located in the Parking Deck on Saturdays only for as long as required for such site to comply with applicable legal requirements. Any fees charged to such users to recover actual cost of such use shall be applied to Parking Deck Expenses. If required to do so for such site to comply with applicable legal requirements, a curb cut may be constructed to allow for the passage of motor vehicles from such site to the Parking Deck.

            Section 5.13 Decisions on Behalf of Parking Deck Owners

            Decisions required of the Parking Deck Owners under this REA, including Article V, Article VIII, or any other Article of this REA, shall be made by all of the Parking Deck Owners, provided that, as long as Hotel/Condo Owner has access to and from, and use of, the Hotel/Condo Spaces, and the result of the decision to be made will not materially and adversely affect the access to and from, and use of, the Hotel/Condo Spaces, decisions required of the Parking Deck Owners, including decisions to be made with respect to expansion of the Parking Deck pursuant to Section 5.11, shall be made by only Tower I Owner and Tower II Owner.

                                   ARTICLE VI

                          OPERATION OF THE LOADING DOCK

            Section 6.1 Operation of the Loading Dock and Loading Dock Access
Area

            Throughout the term of this REA, the Loading Dock and the entrances and exits and turning bay serving the Loading Dock and the Loading Dock Access Area shown on the Plans shall be maintained and operated for the nonexclusive, joint use of the Tower I Owner and Tower II Owner, and their respective Permittees. Hotel/Condo Owner and its Permittees shall have no right to use the Loading Dock Tract, the Loading Dock, or Loading Dock Access Area. Use of the Loading Dock, the entrances, exits and turning bay, and the Loading Dock Access Area shall be in accordance with the terms of this REA and such uniform, nondiscriminatory rules and regulations ("Loading Dock Rules") as may be adopted and amended from time to time by the Tower I Owner with the consent of the Tower II Owner. The initial Loading Dock Rules approved by the Tower I Owner and the Tower II Owner are attached hereto as Schedule II. Without limiting the Loading Dock Rules, each of Tower I Owner and Tower II Owner agree to make use of the Loading Dock and the Loading Dock Access Area in a reasonable manner without unreasonably interfering with the use of the Loading Dock or Loading Dock Access Area by the other Owner.

            Section 6.2 Responsibilities Regarding Loading Dock and Loading Dock Access Area

            (a) Common Area Manager shall perform the following services on behalf of Tower I Owner and Tower II Owner (the costs of which shall be Loading Dock Expenses):

                  (i) enforce the Loading Dock Rules;

                  (ii) maintain the Loading Dock in good condition and repair in a First Class Standards condition and in such manner as will maintain the appearance of the Loading Dock in substantially the same condition as when it is initially completed, normal wear and tear excepted;

                  (iii) reimburse Tower I Owner for the insurance obtained by
            Tower I Owner pursuant to Section 6.2(b) below;

                  (iv) pay Loading Dock Expenses from the funds provided by
            Tower II Owner and Tower I Owner;

                  (v) remove all papers, debris, filth, and refuse and wash or thoroughly sweep all paved areas; and

                  (vi) clean and maintain lighting fixtures and relamp as
            needed.

            (b) Tower I Owner shall maintain in effect such hazard, liability, workers' compensation and other insurance policies as Tower I Owner, with the consent of Tower II Owner, may require, the cost of which shall be a Loading Dock Expense. Common Area Manager shall reimburse Tower I Owner for the cost of any such insurance within thirty (30) days of receipt of an invoice therefor from Tower I Owner.

            Section 6.3 Hours of Operation

            Subject to Section 16.5, the entrances, exits, and turning bay serving the Loading Dock and the Loading Dock Access Area shall be open and available for use twenty-four (24) hours a day, seven (7) days a week, fifty-two
(52) weeks a year.

            Section 6.4 Loading Dock Easements

            (a) Subject to the provisions of this REA and the Loading Dock Rules, Tower I Owner hereby grants to Tower II Owner for the benefit of Tower II Owner and the Tower II Tract non-exclusive easements over and across the Loading Dock, and the entrances, exits and turning bays located on the Loading Dock Tract for ingress and egress to and from the Loading Dock.

            (b) Except as otherwise provided in this REA, or as approved by Tower I Owner and Tower II Owner, (i) no changes shall be made in the Loading Dock entrances, exits or turning bays or in the location or design thereof; and
(ii) no curbs, fences, walls, planters, guard rails or other obstruction shall be erected or permitted to remain on the Loading Dock entrances, exits, or turning bays if such would adversely affect the orderly flow of vehicular and pedestrian traffic and access to and use of the Loading Dock; provided, however, that nothing herein shall prevent the erection and maintenance by Common Area Manager, with the consent of Other Tower Owner, of gates or other control devices at the entrances and exits to the Loading Dock to insure the use thereof by authorized Permittees. Common Area Manager shall make all alterations and improvements to the Loading Dock required by law, the costs of which shall be a Loading Dock Expense.

            (c) The Easements granted under this Section shall be perpetual.

            Section 6.5 Loading Dock Access Easement

            (a) Subject to the provisions of this REA and the Loading Dock Rules, Tower I Owner hereby grants to Tower II Owner for the benefit of Tower II Owner and Tower II Tract, non-exclusive easements over and access to those portions of the Loading Dock Access Area for ingress to and egress from the Loading Dock.

            (b) Except as provided in this REA, or as approved by Tower I Owner and Tower II Owner, (i) no changes shall be made in the Loading Dock Access Area; and (ii) no curbs, fences, walls, planters, guard rails or other obstruction shall be erected or permitted to remain on the Loading Dock Access Area if such would adversely affect Tower II Owner's use thereof for the intended purposes thereof; provided, however, that nothing herein shall prevent the erection and maintenance by Common Area Manager, with the consent of Other Tower Owner, of gates or other control devices at the entrances and exits to the Loading Dock Access Areas to insure the use thereof by authorized Permittees.

            (c) Subject to Section 16.5, the Loading Dock Access Area shall be open and available for use twenty-four hours a day, seven (7) days a week, fifty-two (52) weeks a year.

            (d) The Easements granted under this Section shall be perpetual.

                                  ARTICLE VII

                                  ROOF TERRACE

            Section 7.1 Operation of Roof Terrace

            Throughout the term of this REA, the Roof Terrace and the entrance thereto from Tower I shall be maintained and operated for the non-exclusive joint use of Tower I Owner and Tower II Owner, and their respective Permittees. Hotel/Condo Owner and its Permittees shall have no right to use the Roof Terrace. Use of the Roof Terrace shall be in accordance with the terms of this REA and such reasonable uniform, nondiscriminating rules and regulations ("Terrace Rules") as may be adopted by Common Area Manager with the consent of Other Tower Owner. Without limiting the Terrace Rules, each of Tower I Owner and Tower II Owner agree to make use of the Roof Terrace in a reasonable manner without unreasonably interfering with the use of the Roof Terrace by the other Owner.

            Section 7.2 Responsibilities Regarding Roof Terrace

            (a) Common Area Manager shall perform the following services on behalf of Tower I Owner and Tower II Owner (the costs of which shall be Roof Terrace Expenses except to the extent specifically excluded from the definition thereof):

                  (i) enforce the Terrace Rules;

                  (ii) maintain the Roof Terrace in good condition and repair in a First Class Standards condition and in such manner as will maintain the appearance of the Roof Terrace in substantially the same condition as when it is initially completed, normal wear and tear excepted;

                  (iii) reimburse Tower I Owner for the insurance obtained by
            Tower I Owner pursuant to Section 7.2(b) below;

                  (iv) pay Roof Terrace Expenses from the funds provided by
            Tower II Owner and Tower I Owner;

                  (v) remove all papers, debris, filth, and refuse (including wet and dry garbage), clean tables and chairs, and wash or thoroughly sweep all paved areas; and

                  (vi) clean and maintain lighting fixtures and relamp as
            needed.

            (b) Tower I Owner shall maintain in effect such hazard, liability, workers' compensation and other insurance policies as Tower I Owner, with the consent of Tower II Owner, may from time to time require, the cost of which shall be a Roof Terrace Expense. Common Area Manager shall reimburse Tower I Owner for the cost of any such insurance within thirty (30) days of receipt of an invoice therefor from Tower I Owner.

            Section 7.3 Hours of Operation

            Subject to Section 16.5, the entrances to the Roof Terrace shall be open and available for use during Normal Business Hours. Tower I Owner shall have the right to limit access to the Roof Terrace during Normal Business Hours in accordance with such reasonable security and restricted access measures as it desires as long as the access required under Section 7.4 is permitted.

            Section 7.4 Roof Terrace Easements

            (a) Subject to the provisions of this REA and the Terrace Rules, Tower I Owner hereby grants to Tower II Owner for the benefit of Tower II Owner and the Tower II Tract non-exclusive easements over and across the Roof Terrace, and the entrances and exits thereto, for ingress and egress to and from the Roof Terrace and for use of the Roof Terrace in accordance with the Terrace Rules.

            (b) Except as otherwise provided in this REA, or as approved by Tower I Owner and Tower II Owner, (i) no changes shall be made to the Roof Terrace or in the location or design thereof; and (ii) no fences, walls, guard rails or other obstruction shall be erected or permitted to remain on the Roof Terrace if such would adversely affect the access to and use of the Roof Terrace; provided, however, that nothing herein shall prevent the erection and maintenance by Tower I Owner, with the consent of the Tower II Owner, of control devices at the entrances and exits to the Roof Terrace to insure the use thereof by authorized Permittees (the cost of which shall be a Roof Terrace Expense and reimbursed to Tower I Owner by Common Area Manager within thirty (30) days of receipt an invoice therefor from Tower I Owner). Common Area Manager shall make all alterations and improvements to the Roof Terrace required by law, the costs of which shall be a Roof Terrace Expense.

            (c) The Easements granted under this Section shall be perpetual.

                                  ARTICLE VIII

                     SKYBRIDGE, CANOPY, AND BUILDING ACCESS

            Section 8.1 Tower II Skybridge Easements

            (a) Subject to the provisions of this REA, Tower I Owner hereby grants to Tower II Owner for the benefit of Tower II Owner and the Tower II Tract, non-exclusive easements over, through, and across the Tower II Skybridge for:

                  (i) ingress to and egress from the Tower II Tract, Tower II,
            Tower I Tract, Tower I, Parking Tract, and the Parking Deck; and

                  (ii) circulation, passage and accommodation of pedestrians to and from Tower II, Tower II Tract, Tower I, Tower I Tract, the Parking Deck and the Parking Tract.

            (b) Subject to the provisions of this REA, Tower II Owner hereby grants to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract, non-exclusive easements for purposes of furnishing connection to Connecting Points located on the Tower II Tract, the encroachment of connecting elements between the Tower II Skybridge and Tower II, and the maintenance, repair and replacement of such Connecting Points and connecting elements.

            (c) Except as otherwise provided in this REA, (i) no changes shall be made in the Tower II Skybridge or in the location or design of the Tower II Skybridge; and (ii) no curbs, fences, walls, planters, guard rails, or other obstruction not shown on the Plans shall be erected or permitted to remain on the Tower II Tract, the Tower I Tract, or between the Tower II Tract, and the Tower I Tract if such would adversely affect the orderly flow of pedestrian traffic through the Tower II Skybridge. Common Area Manager shall make all alterations and improvements required by law to the Tower II Skybridge, the costs of which shall be a Tower II Skybridge Expense.

            (d) The Easements granted by this Section shall be perpetual.

            Section 8.2 Tower II Access Easements

            (a) Subject to the provisions of this REA, Tower II Owner hereby grants to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract, non-exclusive easements over, through, and across the public areas located on the exterior grade level of Tower II Tract and the first and second floors of Tower II, including elevators and stairwells, existing from time to time for:

                  (i) ingress to and egress from the Tower II Skybridge, Tower
            II Tract, and Tower II; and

                  (ii) circulation, passage and accommodation of pedestrians to and from Tower II, Tower II Tract, and the Tower II Skybridge.

            (b) Tower II Owner shall have the right, from time to time, to make changes in Tower II and the Tower II Tract, and the location and design of access ways through Tower II and the Tower II Tract, as long as access through the exterior grade level of Tower II Tract and the first and second floors of Tower II is provided as required under this Section.

            (c) The Easements granted by this Section shall terminate upon the expiration of the Term of this REA.

            Section 8.3 Tower I Access Easements

            (a) Subject to the provisions of this REA, Tower I Owner hereby grants to Tower II Owner for the benefit of Tower II Owner and the Tower II Tract, non-exclusive easements over, through, and across the public areas located on the exterior grade level of Tower I Tract and the first and second floors of Tower I, including elevators and stairwells, existing from time to time for:

                  (i) ingress to and egress from the Tower I Tract, Tower I, and the Tower II Skybridge; and

                  (ii) circulation, passage and accommodation of pedestrians to and from Tower I, Tower I Tract, and the Tower II Skybridge.

            (b) Tower I Owner shall have the right, from time to time, to make changes in Tower I and the Tower I Tract, and the location and design of access ways through Tower I and the Tower I Tract, as long as access through the exterior grade level of Tower I Tract and the first and second floors of Tower I is provided as required under this Section.

            (c) The Easements granted by this Section shall terminate upon the expiration of the Term of this REA.

            Section 8.4 Hotel/Condo Improvements Access Easements

            (a) Subject to the provisions of this REA, if the Hotel/Condo Improvements constitute a Hotel, Hotel/Condo Owner hereby grants to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract, and Tower II Owner for the benefit of Tower II Owner and the Tower II Tract, non-exclusive easements over, through, and across the public areas located on the exterior grade level of the Hotel/Condo Tract and the first floor of the Hotel, existing from time to time for:

                  (i) ingress to and egress from the Hotel, Hotel/Condo Tract, the Parking Tract, the Parking Deck, and the Tower I Tract; and

                  (ii) circulation, passage, and accommodation of pedestrians to and from the Hotel, Hotel/Condo Tract, the Parking Tract, Parking Deck, and Tower I Tract.

            (b) Hotel/Condo Owner shall have the right, from time to time, to make changes in the Hotel and the Hotel/Condo Tract, and the location and design of access ways through the Hotel and the Hotel/Condo Tract, as long as access through the exterior grade level of the Hotel/Condo Tract and the first floor of the Hotel is provided as required under this Section.

            (c) If the Hotel/Condo Improvements constitute a Condo, Hotel/Condo Owner does not grant any of the foregoing easements for access through the Condo or over the Hotel/Condo Tract.

            (d) Enjoyment of the Easements granted by this Section shall commence on the date the Hotel is Substantially Completed.

            (e) The Easements granted by this Section shall terminate upon the expiration of the Term of this REA.

            Section 8.5 Parking Deck Access Easements

            (a) Subject to the provisions of this REA, Parking Deck Owners hereby grant to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract, Tower II Owner for the benefit of Tower II Owner and the Tower II Tract, and to Hotel/Condo Owner for the benefit of Hotel/Condo Owner and the Hotel/Condo Tract, non-exclusive easements over, through, and across the public areas of the Parking Deck and the exterior grade level of the Parking Tract, including elevators and stairwells, existing from time to time for:

                  (i) ingress to and egress from the Parking Tract, Parking
            Deck, Tower I Tract, Tower II Skybridge and Hotel/Condo Tract; and

                  (ii) circulation, passage, and accommodation of pedestrians to and from the Parking Deck, Parking Tract, Tower I Tract, Tower II Skybridge and Hotel/Condo Tract.

            (b) Subject to the provisions of this REA, Parking Deck Owners hereby grant to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract, a non-exclusive easement for pedestrian access, ingress to and egress from the Parking Deck at grade level at the Tower I Grade Level Entrance.

            (c) Subject to the provisions of this REA, Parking Deck Owners hereby grant to Hotel/Condo Owner for the benefit of Hotel/Condo Owner and the Hotel/Condo Tract, a non-exclusive easement for pedestrian access, ingress to and egress from the Parking Deck at grade level at the Hotel/Condo Grade Level Entrance.

            (d) Subject to Article V, Parking Deck Owners shall have the right, from time to time, to make changes in the Parking Deck and Parking Tract, and the location and design of access ways through the Parking Deck and Parking Tract, as long as access through the Parking Deck and the exterior grade level of the Parking Tract is provided as required under this Section.

            (e) The Easements granted by this Section shall be perpetual.

            Section 8.6 Parking Deck Attachment Easements

            (a) Subject to the provisions of this REA, Parking Deck Owners hereby grant to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract, non-exclusive easements for purposes of furnishing connection to the Connecting Points located on the Parking Tract, the encroachment of connecting elements between the Tower I Canopy and the Parking Deck, and the maintenance, repair, and replacement of such Connecting Points and connecting elements.

            (b) Subject to the provisions of this REA, the Parking Deck Owners hereby grant to Hotel/Condo Owner for the benefit of Hotel/Condo Owner and the Hotel/Condo Tract, non-exclusive easements for purposes of furnishing connection to Connecting Points located on the Parking Tract, the encroachment of connecting elements between the Hotel/Condo Canopy at grade level and the Parking Deck, and the maintenance, repair and replacement of such Connecting Points and connecting elements.

            (c) Subject to the provisions of this REA, the Parking Deck Owners hereby grant to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract, non-exclusive easements for purposes of furnishing connection to Connecting Points located on the Parking Tract, the encroachment of connecting elements between the Tower II Skybridge and the Parking Deck, and the maintenance, repair and replacement of such Connecting Points and connecting elements.

            (d) The Easements granted by this Section shall be perpetual.

            Section 8.7 Security Equipment Easements

            (a) Subject to the provisions of this REA, the Parking Deck Owners hereby grant to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract in the Tower I Access Control Area, Tower II Owner for the benefit of Tower II Owner and the Tower II Tract in the Tower II Access Control Area, and, for as long as the Hotel/Condo Improvements constitute a Hotel, Hotel/Condo Owner for the benefit of Hotel/Condo Owner and the Hotel/Condo Tract in Hotel/Condo Access Control Area, non-exclusive easements for the installation, maintenance, repair and replacement, at the cost and expense of the applicable grantee, of security devices for the operation of doors and other access control devices to enter the Tower II Skybridge and the Hotel/Condo Improvements after Normal Business Hours and the installation and use of access control cameras and similar or related equipment.

            (b) The applicable grantee shall prepare plans and specifications showing the exact locations of such security devices and detailing all other specific information with respect thereto, which plans and specifications shall be approved by Parking Deck Owners, which approval shall not be unreasonably withheld. The applicable grantee shall use due care in the exercise of its rights granted under this Section. The applicable grantee shall promptly repair, replace or restore any and all Improvements damaged or destroyed by such grantee in connection with the exercise of such rights. If Tower I Owner and Tower II Owner mutually agree to do so, each acting reasonably, Tower I Owner and Tower II Owner may install and operate one access control system used to control access into the Tower II Skybridge from the Parking Deck so that one access control system used by Permittees of both Tower I Owner and Tower II Owner will be used. If Tower I Owner and Tower II Owner fail to so agree, each shall be entitled to install and operate its own access control system, each of Tower I Owner and Tower II Owner having the right to approve, which approval shall not be unreasonably withheld, the access control system of the other in so far as such access control system affects entrances to the Tower II Skybridge. In all events, any such access control system must comply with all applicable laws.

            (c) Except as otherwise provided in this REA, the Parking Deck Owners shall have the right to make changes in the Parking Deck, including the areas described in Section 8.7(a), as long as Tower I Owner, Tower II Owner and Hotel/Condo Owner have access to and use of areas in the Parking Deck for the purposes described in Section 8.7(a) above.

            (d) The Easements granted by this Section shall be perpetual.

            Section 8.8 Heating and Cooling

            (a) Tower I and Tower II shall be designed and operated so as not to unduly drain conditioned air from or discharge or return conditioned air to the Tower II Skybridge.

            (b) The Tower II Skybridge shall be reasonably lighted and comfortably air-conditioned and heated in a manner deemed reasonable by Tower I Owner and Tower II Owner. The Tower II Skybridge will be heated and cooled either by a separate system that heats and cools only the Tower II Skybridge or by a heating and cooling system that is part of either the Tower I heating and cooling system or the Tower II heating and cooling system, but not both, with the costs of heating and cooling the Tower II Skybridge to be shared as provided in Article IX.

            Section 8.9 Hotel/Tower I Canopy

            (a) Subject to the provisions of this REA, for as long as the Hotel/Condo Improvements constitute a Hotel, and only if both Tower I Owner and Hotel/Condo Owner consent to and approve the construction of the Hotel/Tower I Canopy, Tower I Owner grants to Hotel/Condo Owner for the benefit of Hotel/Condo Owner and the Hotel/Condo Tract, and the Hotel/Condo Owner grants to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract, non-exclusive easements to connect the Tower I Owner's portion of the Hotel/Tower I Canopy and the Hotel/Condo Owner's portion of the Hotel/Tower I Canopy.

            (b) The Hotel/Tower I Canopy will be removed by Tower I Owner and Hotel/Condo Owner, each paying one-half of such removal costs, at the election of Tower I Owner only, in its sole discretion, if at any time the Hotel/Condo Improvements ceases to operate as a hotel, is damaged or destroyed and not restored, or ceases to be a hotel operating in accordance with First Class Standards as a Four Diamond Hotel.

            (c) The Easements granted by this Section shall terminate upon the expiration of the Term of this REA.

            Section 8.10 Use and Operation of Tower II Skybridge and Building Access Easements

            (a) Each Tower I Owner and Tower II Owner shall control the opening and closing of entrances from Building Improvements on its Tract into the Tower II Skybridge and the Connecting Points, provided that both Tower I Owner and Tower II Owner shall provide free, continuous, uninterrupted pedestrian access through the Tower II Skybridge and the Connecting Points located on their respective Tracts during Normal Business Hours; provided, however, that either of Tower I Owner or Tower II Owner may, at its sole option, elect to close its Building Improvements on Saturdays and treat all day Saturdays as after Normal

Business Hours. No changes shall be made in any Connecting Points by the Owner thereof that would affect the use, operation, and attachment of a Skybridge. Normal Business Hours may be changed only with the approval of Tower I Owner and Tower II Owner, which approval may be given or withheld in their sole discretion.

            (b) The Improvements through which the access easements granted under Sections 8.2, 8.3, and 8.4 shall not be required to be open except during Normal Business Hours; provided, however, that either Tower I Owner or Tower II Owner may, at its sole option, elect to close its Building Improvements all day on Saturdays and treat all day Saturdays as after Normal Business Hours. Consequently, after Normal Business Hours, (i) Tower I Owner and its Permittees shall have access to the Tower II Skybridge and the Parking Deck, but not Tower II; (ii) the Tower II Owner and its Permittees shall have access to the Tower II Skybridge and the Parking Deck, but not Tower I; and (iii) only the Hotel/Condo Owner and the Permittees will have access through the Hotel. The Parking Deck shall be open in accordance with Section 5.8 during and after Normal Business Hours.

            (c) After Normal Business Hours, the Tower II Skybridge and the Hotel shall be operated in accordance with such reasonable security and restricted access measures as approved by Tower I Owner and Tower II Owner as to the Tower II Skybridge, and the Hotel/Condo Owner as to the Hotel.

            (d) Tower I Owner and Tower II Owner shall establish and/or modify and enforce reasonable rules and regulations pertaining to safety, cleanliness, security and traffic control within the Tower II Skybridge and Connecting Points located on the Tower I Tract, Tower II Tract, or the Parking Tract.

            (e) Hotel/Condo Owner shall have the right to establish and/or modify and enforce reasonable rules and regulations pertaining to safety, cleanliness, security and traffic control within the Hotel.

            (f) Each of Tower I Owner and Tower II Owner shall have the right to limit access through its Improvements during Normal Business Hours in accordance with such reasonable security and restricted access measures as it desires as long as the access required under Section 8.3 as to Tower I and under Section
8.2 as to Tower II is provided. For example, and without limiting the foregoing, each of Tower I Owner and Tower II Owner may close off stairwells to public access as long as elevators are available, and may restrict elevator access to the first two (2) floors of its Improvements to Permittees of the applicable Easement as opposed to occupants of its Improvements.

            (g) Each of Tower I Owner and Tower II Owner shall be responsible for issuing to its Permittees access cards or codes for access after Normal Business Hours to the Tower II Skybridge and its Improvements at its sole cost and expense.

                                   ARTICLE IX

                               SHARING OF EXPENSES

            Section 9.1 Access Easement Expenses

            For as long as the Easements for use of the Access Tract and Access Improvements remain in effect pursuant to Section 4.2, Access Tract Expenses shall be shared by the Tower I Owner, Tower II Owner, and Hotel/Condo Owner in accordance with their then applicable Gross Area Ratios.

            Section 9.2 Parking Deck Expenses

            For as long as the Easements to use the Parking Deck remain in effect pursuant to Section 5.9, Parking Deck Expenses shall be shared by the Tower I Owner, Tower II Owner, and the Hotel/Condo Owner in accordance with their then applicable Space Ratios.

            Section 9.3 Loading Dock Expenses

            For as long as the Easements for use of the Loading Dock and Loading Dock Access Areas remain in effect pursuant to Section 6.4 and Section 6.5, Loading Dock Expenses shall be shared by Tower I Owner and Tower II Owner in proportion to their then applicable Gross Area Ratios.

            Section 9.4 Tower II Skybridge Expenses.

            For as long as the Easements for the use of the Tower II Skybridge remain in effect pursuant to Section 8.1, Tower II Skybridge Expenses shall be shared eighty percent (80%) by Tower II Owner and twenty percent (20%) by Tower I Owner.

            Section 9.5 Hotel/Tower I Canopy Expenses.

            For as long as the Hotel/Tower I Canopy remains in use pursuant to
Section 8.9, Canopy Expenses shall be shared by Tower I Owner and Hotel/Condo Owner in proportion to their then applicable Gross Area Ratios.

Section 9.6 Roof Terrace Expenses.

            For as long as the Easement to use the Roof Terrace remains in effect pursuant to Section 7.4, Roof Terrace Expenses shall be shared by Tower I Owner and Tower II Owner in accordance with their then applicable Gross Area Ratios.

            Section 9.7 Calculation and Payment of Expenses.

            (a) Common Area Manager shall keep accurate, complete books and records of all receipts and disbursements related to the ownership, operation, repair, insurance and maintenance of the Parking Deck, Roof Terrace, Access Tract, Loading Dock, Loading Dock Access Area, Hotel/Tower I Canopy, and Tower II Skybridge. Such books and records shall be available for inspection and copying by the Owners during Normal Business Hours. Any Owner shall have the right, upon thirty (30) days prior written notice, to inspect and audit the books and records applicable to Expenses such Owner is obligated to pay under this REA, provided that no more than one (1) such inspection shall be conducted during any calendar year unless, but only to the extent, a tenant in either Tower I or Tower II has a right to require such audit without regard to the foregoing limitation. The Owners shall continue to be obligated to make their payments of Expenses required hereunder without offset or deduction notwithstanding the ongoing conduct of an audit or inspection. The cost of each inspection shall be paid by the Owner requesting such inspection or audit; provided that if such audit reveals that a particular Expense has been overstated by more than ten percent (10%), Common Area Manager shall pay the cost of such audit. Expenses shall be adjusted based upon such audit, to the extent the results of such audit have been approved by the Owners obligated to pay the applicable Expenses. If the Owners obligated to pay the applicable Expenses cannot agree on the results of such audit, then Expenses will be adjusted based upon the resolution of any dispute pertaining to such Expenses in accordance with the arbitration process set forth in Article XXIV.

            (b) The Owners obligated to pay an Expense shall pay such Expense monthly, in an amount equal to such Owner's share of the actual Expenses incurred prior to such month and not already paid, unless Tower I Owner and Tower II Owner agree that an Expense shall be paid monthly equal to one twelfth (1/12) of the estimate by Common Area Manager of the annual Expense approved by

Other Tower Owner, which estimate Common Area Manager may change from time to time, before, after, or during the applicable year (with the consent of Other Tower Owner), but no more than two (2) times in any one calendar year..

            (c) By September 1 of each year during the term of this REA, Common Area Manager shall prepare and distribute to each Owner preliminary operating and capital budgets for the Expenses which such Owner is obligated to pay, including capital expenditures and reserves established by Common Area Manager, for the maintenance, repair and replacement of the Parking Tract, Parking Deck, Roof Terrace, Access Tract, Access Improvements, Loading Dock, Loading Dock Access Area, Tower II Skybridge and Hotel/Tower I Canopy, as the case may be, for the following year. Common Area Manager agrees to provide specific information relating to budgeted items reasonably requested by an Owner. By November 1 of each year during the term of this REA, Common Area Manager shall, after consultation with Other Tower Owner, deliver its recommended budgets for the following year to the other Owners. The budgets for the Parking Tract, Parking Deck, Access Tract, Access Improvements, the Roof Terrace, Loading Dock Tract, Loading Dock, Loading Dock Access Areas, and Tower II Skybridge shall require the approval of Tower I Owner and Tower II Owner; and the budgets for the Hotel/Tower I Canopy shall require the approval of Tower I Owner and Hotel/Condo Owner; provided however that Taxes, utility costs, costs of complying with laws, including all capital improvements required to do so, insurance costs, and other costs beyond Common Area Manager's control shall not require approval; and provided that no Owner shall have the right to object to an Expense that is necessary to satisfy Common Area Manager's obligations under this REA to operate, maintain or repair an Improvement in accordance with First Class Standards. An Owner entitled to approve a budget, must respond with its approval or disapproval and a description of the particular items disapproved and the reasons for any disapproval within thirty (30) days after its receipt of any such budget, the failure to respond within such thirty (30) day period being deemed to be approval. An Owner entitled to approve a budget may approve some budget items and may disapprove other budget items. If an entire budget is disapproved in accordance with the foregoing, then the prior year's budget, increased by ten percent (10%), shall be used until a new budget is approved as required hereunder. If some budget items are approved and some budget items are disapproved, then the approved budget items shall be instituted, and for those budget items disapproved, the disapproved budget items contained in the prior year's budget, increased by ten percent (10%), shall be used until the disapproved budget items are approved or deemed approved as required hereunder. If any budgeted items are timely disapproved, Common Area Manager shall resubmit a budget for such disapproved items within ten (10) days of receipt of such disapproval, and any Owner entitled to approve such resubmitted budget item must approve or disapprove (with a description of the reasons for such disapproval) such item within ten (10) days of receipt of the resubmitted budgeted item (failing which such resubmitted budget item shall be deemed approved) and the process in this sentence shall continue until the entire budget has been approved or deemed approved by the Owners entitled to approve the budget pursuant to this subsection (c).

            (d) Within ninety (90) days after the end of each calendar year during the Term, an audit shall be performed by the Project Auditor to determine Expenses for the preceding calendar year. Any underpayment of Expenses by an Owner shall be paid by such Owner within thirty (30) days following receipt by each Owner of the aforesaid audit. Any overpayment of Expenses by an Owner shall, at the option of the Common Area Manager, either be credited to the next occurring payments of such Expenses or be paid by Common Area Manager to the applicable Owner within thirty (30) days following receipt of the aforesaid audit. The cost of invoices, administration, accounting and audit of a particular Expense shall be included within such Expense.

            (e) Each invoice shall be due and payable within thirty (30) days following the receipt thereof. Any invoice not paid when due shall bear Interest from the date until paid.

            Section 9.8 Allocation of Certain Expenses

            Common Area Manager shall reasonably allocate Taxes, insurance premiums, and other Expenses for the Tower I Tract and the Access Tract to the Access Tract, Loading Dock Tract, Loading Dock Access Area, Roof Terrace, Tower II Skybridge, and Hotel/Tower I Canopy. Taxes and insurance premiums shall be allocated in accordance with the methodology set forth in Exhibit G; provided, however, if the applicable taxing authorities separately allocate the Taxes amongst the portions of the Tower I Tract set forth on Exhibit G, for purposes of this Article IX the Taxes will be allocated in accordance with the taxing authority allocations in lieu of the allocations in Exhibit G. Other Expenses shall be allocated based on Common Area Manager 's reasonable judgment or, if available, based on allocations made by providers of services that are included within such Expenses. The methodology set forth in Exhibit G shall be applicable throughout the Term of this REA. Within sixty (60) days after Substantial Completion of Tower I, Parking Deck and other Common Improvements, and no more often than one (1) time every five (5) years thereafter any Owner may request that the values of the various components of the methodology set forth in Exhibit G be determined, the methodology set forth in Exhibit G applied to such values, and revised allocations, if applicable, be calculated.

                                   ARTICLE X

                            COMMUNICATIONS EQUIPMENT

            Section 10.1 Roof-Top Communication Equipment

            Each of Tower I Owner, Tower II Owner, and Hotel/Condo Owner shall have the right to place roof top communication equipment, such as antennas, microwave and satellite dishes and the like, on top of their respective Building Improvements if such equipment is not visible from grade level on the Site or is screened in accordance with First Class Standards, in a manner approved by Tower I Owner and Tower II Owner, and in compliance with all applicable laws and in a manner that does not interfere with the function of such equipment.

            Section 10.2 Parking Deck Roof-Top.

            (a) Subject to the provisions of this REA, the Parking Deck Owners hereby grant to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract, non-exclusive easements in the Tower I Communications Area, to install, maintain and operate roof-top communications equipment.

            (b) Subject to the provisions of this REA, the Parking Deck Owners hereby grant to Tower II Owner for the benefit of Tower II Owner and the Tower II Tract, non-exclusive easements in the Tower II Communications Area, to install, maintain and operate roof-top communications equipment.

            (c) Subject to the provisions of this REA, the Parking Deck Owners hereby grant to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract, and to Tower II Owner for the benefit of Tower II Owner and the Tower II Tract, non-exclusive easements in, over, and across the Parking Tract for purposes of installing wires, cables and conduit between the Tower II Skybridge and the Tower I Communications Area and the Tower II Communications Area in locations reasonably selected by Parking Deck Owners. The location of such wires, cables and conduits may be relocated from time to time as the Parking Deck Owners may reasonably require as long as the right to install and operate such wires, cables, and conduits is available.

            (d) If the Parking Deck is expanded pursuant to Section 5.11, the Tower I Communications Area and the Tower II Communications Area shall be relocated to the level of the Parking Deck that, as a result of such increase or reduction, will be the top floor of the Parking Deck, in a location comparable to the location shown on the Plot Plan. Any such relocation shall be at the cost and expense of the Owner causing such reduction or expansion.

            (e) Tower I Owner and Tower II Owner shall prepare plans and specifications showing the exact locations of all such equipment, wires, cables and conduit, which plans and specifications shall be approved by the Parking Deck Owners, which approval shall not be unreasonably withheld. Tower I Owner and Tower II Owner shall use due care in the exercise of their rights granted under this Section. Tower I Owner and Tower II Owner shall promptly repair, replace or restore any and all Improvements damaged or destroyed by it in connection with the exercise of such rights.

            (f) Each Tower I Owner and Tower II Owner shall pay all costs associated with its installation, operation, utilization, replacement, maintenance and/or removal of such roof-top communications equipment, wires, cable and conduit. The roof-top communications equipment, wires, cable and conduit must be (i) designed, installed and operated in complete compliance with all laws, (ii) installed and operated so as not to adversely affect or impact structural, mechanical, electrical, elevator, or other systems of or serving the Parking Deck and so as not to cause injury to persons or property, and (iii) screened from view in accordance with First Class Standards and in a manner reasonably approved by the Parking Deck Owners.

            (g) Subject to the Parking Deck Rules, Tower I Owner's and Tower II Owner's contractors shall have reasonable access to the roof-top communications equipment, wires, cable and conduit for purposes of operating, servicing, repairing or otherwise maintaining said equipment.

            (h) EACH OF TOWER I OWNER AND TOWER II OWNER HEREBY INDEMNIFIES AND HOLDS THE PARKING DECK OWNERS HARMLESS FROM ALL COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES AND COSTS OF SUIT), LOSSES, DAMAGES OR LIABILITIES ARISING OUT OF THE DESIGN, INSTALLATION, OPERATION, MAINTENANCE, USE, AND REMOVAL BY TOWER I OWNER OR TOWER II OWNER, AS THE CASE MAY BE, OF THE ROOF-TOP COMMUNICATIONS EQUIPMENT, WIRES, CABLE AND CONDUIT.

            (i) The Parking Deck Owners make no representation whether the Tower I Communications Area or the Tower II Communications Area can be used for purposes of installing and operating communications equipment. Tower I Owner and Tower II Owner shall be responsible for obtaining and maintaining any necessary permits, licenses, approvals or permissions from all applicable Governmental Agencies.

            (j) The Easements granted by this Section shall be perpetual.

            (k) Tower I Owner with respect to the Tower I Tract and Tower II Owner with respect to the Tower II Tract shall each have the right to sublease or sublicense to any tenant or subtenant of leased space in the Building Improvements ("Building Tenants") of their respective Tracts their respective rights under this Section 10.2 provided that (A) either (i) the Building Tenants execute lease or license agreements required by the Parking Deck Owners from time to time, or (ii) such Building Tenants execute lease or license agreements with the Tower I Owner or Tower II Owner, as applicable, which incorporate provisions required by the Parking Deck Owners from time to time, (B) such rights granted to such Building Tenants are subject to he terms of this Section 10.2, (C) such Building Tenants utilize such telecommunication equipment in connection with the conduct of business in the leased space and not for sublicensing to entities not located in and conducting business in the leased space, and (D) such Building Tenants comply with the telecommunications equipment rules and regulations promulgated from time to time by the Parking Deck Owners, including technical specifications contained therein.

            Section 10.3 Tower II Skybridge Utility Lines

            (a) Subject to the provisions of this REA, Tower I Owner hereby grants to Tower II Owner for the benefit of Tower II Owner and the Tower II Tract, non-exclusive easements to install, maintain, repair and replace wires, lines, and cables in, upon and through "conduit runs" located above the ceiling or below the floor of the Tower II Skybridge in order to provide security or telecommunications connections between Tower II, the Tower II Skybridge, and the Parking Deck.

            (b) Tower I Owner reserves the right to approve the location of any such wires, lines or cables within the Tower II Skybridge. The installation, maintenance, repair and replacement of wires, lines and cables in the Tower II Skybridge shall be performed by contractors reasonably acceptable to Tower I Owner and under Tower I Owner's supervision.

            (c) The Easements granted by this Section shall be perpetual.

            Section 10.4 Common Conduit

            A "conduit run" has been installed form the main telephone room in the basement level of Tower I to the main telephone room on Level 1 of Tower II ("Connecting Conduit"), which Connecting Conduit contains four (4), four-inch conduits. Tower I Owner and Tower II Owner together shall have the right to grant to Permittees of Tower I and Tower II a revocable license to install communication lines in such Connecting Conduit so that the Permittee in Tower I and/or Tower II can connect its communication equipment with the communication equipment of the Permittee in Tower II and/or Tower I subject to the following restrictions:

                  (i) Each Permittee desiring to utilize the Connecting Conduit executes a license agreement evidencing such right which is in form and substance satisfactory to Tower I Owner and Tower II Owner; and

                  (ii) at the time such Permittees desire to install such
            communication lines, Tower I Owner and Tower II Owner determine in their sole discretion that there is sufficient capacity in the Connecting Conduit to accommodate such line.

                                   ARTICLE XI

                                  RESTRICTIONS

            Section 11.1 Height Restrictions

            (a) The Improvements constructed on the Tower I Tract shall meet First Class Standards and shall not exceed two hundred ninety (290) feet above grade level.

            (b) The Improvements constructed on the Tower II Tract shall meet First Class Standards and shall not exceed two hundred forty-five (245) feet above grade level.

            (c) If the Hotel/Condo Improvements constitute a Hotel, the Improvements constructed on the Hotel/Condo Tract shall meet First Class Standards and shall not exceed fifty (50) feet above grade level on the portion of the Hotel/Condo Tract shown on the Plot Plan as the "North Portion"; and one hundred ninety-five (195) feet above grade level on the portion of the Hotel/Condo Tract shown on the Plot Plan as the "South Portion."

            (d) If the Hotel/Condo Improvements constitute a Condo, the Improvements constructed on the Hotel/Condo Tract shall meet First Class Standards, shall not exceed two hundred thirteen (213) feet above grade level.

            (e) The foregoing height restrictions shall expire on the expiration or earlier termination of the term of this REA.

            Section 11.2 Hotel/Condo Improvements Use Restriction

            (a) Improvements constructed on the Hotel/Condo Tract may be constructed, used and developed during the Term of this REA only for purposes of operating either (i) a Four Diamond Hotel or better quality hotel that meets First Class Standards containing at least one hundred seventy (170) guest rooms (and 160,000 square feet of Gross Area) but not more than two hundred fifty
(250) guest rooms (and 200,000 square feet of Gross Area) and not more than one
(1) restaurant and one (1) lounge, with the service entrance for the Hotel to be located on the northeast corner of the Hotel/Condo Tract and screened in a manner that meets First Class Standards and is approved by Tower I Owner and Tower II Owner, or (ii) a Condo meeting First Class Standards not exceeding 240,000 square feet of Gross Area, not exceeding in height two hundred thirteen
(213) feet above grade level, with the main entrance on the east side of the Hotel/Condo Tract, and with a service entrance and loading dock for the Condo located in the northeast corner of the Hotel/Condo Tract with service and loading dock entrances only on Noel Road, and for no other purpose. Hotel use shall include ancillary retail, restaurants, and bars customarily associated with hotels.

            Section 11.3 Prohibited Uses and Other Limitations

            (a) No Owner shall permit anything within such Owner's reasonable control to be done or kept in any Improvements or on its Tract which would violate any applicable law, including any zoning ordinance relating to use of the Site, including the Zoning Ordinance. In the event of a conflict between any restrictions contained herein and the zoning ordinances of the City of Dallas, Texas which are applicable to the Site, the more restrictive shall apply.

            (b) All utility lines serving any Tract shall be underground.

            (c) No promotion, entertainment, amusement, amplification of sounds, fireworks, search lights, advertising, display, storage of materials, or sales activities shall take place on any portion of the exterior of the Site or on any Common Improvements except that, (i) for as long as the Hotel/Condo Improvements constitute a Hotel, Hotel/Condo Owner may advertise and engage in sales activities consistent with a Four Diamond Hotel complying with First Class Standards, (ii) for as long as the Hotel/Condo Improvements constitute a Condo, then while under construction, Hotel/Condo Owner may place a sales trailer on the Hotel/Condo Tract, and (iii) Tower I Owner may place on the Tower I Tract, Tower II Owner may place on the Tower II Tract, and Tower I Owner and Tower II Owner each may place on the Access Tract reasonable and customary leasing signs that comply with the signage criteria attached hereto as Exhibit F.

            (d) No dangerous or unsafe uses such as handling, storing or otherwise dealing with explosives shall take place on the Site.

            (e) No use or activity shall be conducted on the Site or any portion thereof if the same results in or constitutes a nuisance to other Owners or neighboring property owners, including, without limitation, any nuisance resulting from vibration, sound, electro-mechanical disturbance and radiation, air or water pollution, dust or emission of toxic or odorous nontoxic matter.

            (f) No noxious or offensive activity shall be conducted on the Site or any portion thereof.

            (g) Except for temporary events (occurring no more than three (3) times per calendar year and existing for no longer than four (4) days in each case) involving the use of tents approved by the Owners, no temporary structure, tent, shack or barn of any kind shall be erected or placed upon the Site or any portion thereof, provided, however, temporary construction offices may be maintained, provided such construction offices are removed within sixty (60) days after completion of construction. In addition, construction and development operations and activities may be conducted on the Site and, in connection therewith, all things reasonably necessary or convenient in order to most expeditiously commence, continue and complete such construction and development operations (specifically including, but not limited to, construction and maintenance of temporary buildings and trailers for storage of construction materials and equipment and open storage of uncovered building materials and equipment) shall be done.

            (h) No barricades, walls, fences or other obstructions shall be erected on or between the Tracts, except as shown on the Plans or as otherwise approved by Tower I Owner and Tower II Owner.

            (i) No use or operation will be made, conducted or permitted on or with respect to all or any portion of the Site which use or operation is inconsistent with First Class Standards. Without limiting the foregoing, the following uses are prohibited on the Site:

                  (i) any "second hand" store, Army, Navy, or government
            "surplus" store;

                  (ii) any mobile home or trailer court, labor camp, junk yard, stock yard, or animal raising;

                  (iii) any dumping, disposal, incineration, reduction of
            garbage or refuse;

                  (iv) any fire or bankruptcy sale or auction house operation;

                  (v) any automobile sales, leasing or display, or repair
            facilities;

                  (vi) any bowling alley, billiard parlor, theatre, skating rink or other amusement arcade, game room, or amusement center;

                  (vii) any veterinary hospital or pet store;

                  (viii) any mortuary or funeral parlor;

                  (ix) any adult bookstore or other facility primarily engaged in the sale of pornographic or obscene material; (x) any bar, tavern, dance hall or other establishment (including, if applicable, a restaurant) whose annual gross revenues from the sale of alcoholic beverages exceeds sixty percent (60%) of gross revenues arising out of or resulting from such business or as may be permitted by law, whichever is more restrictive, except for bars in the Hotel for as long as the Hotel/Condo Improvements are used as a Hotel;

                  (xi) any car, trailer or truck rental facility;

                  (xii) any hospital, physician's office, clinic or other health care facility for the onsite treatment of patients;

                  (xiii) any car wash (other than a car wash located in the
            Parking Deck and approved by the Parking Deck Owners);

                  (xiv) any massage parlor;

                  (xv) any off-track betting parlor;

                  (xvi) any sewage treatment plants;

                  (xvii) any electrical substations;

                  (xviii) any refining of petroleum or of its products;

                  (xix) any smelting of iron, tin, zinc or other substances;

                  (xx) any drilling for and/or removal of oil, gas, or other hydrocarbon or other substances;

                  (xxi) any industrial use;

                  (xxii) any commercial excavation of building or construction materials (but not excavation in connection with the construction of improvements);

                  (xxiii) any storage or long term parking (in excess of 24
            hours) of campers, boats, trailers or motor homes; or

                  (xxiv) any raising, breeding or keeping of any animals,
            livestock or poultry (other than the use of seeing eye dogs and, if the Hotel/Condo Improvements constitute a Condo, household pets).

            (j) No Owner shall have any right to extend streets or alleys through its Tract, except that each Owner shall be entitled to connect to and have access to any public thoroughfare abutting its Tract to the extent permitted by applicable law and each Owner shall be entitled to connect to and have access to the Access Tract in the locations shown on the Plans and the Plot Plan.

            Section 11.4 Required Ownership

            (a) Tower I Owner cannot transfer the Tower I Tract, Access Tract, the Tollway Sign Tract, or Tower I Undivided Interest except to a transferee that acquires all of the Tower I Tract, Access Tract, the Tollway Sign Tract, and the Tower I Undivided Interest so that all of the Tower I Tract, Access Tract, Tower I Undivided Interest, and Tollway Sign Tract are always owned by one Owner.

            (b) Tower II Owner cannot transfer the Tower II Tract or Tower II Undivided Interest except to a transferee that acquires all of Tower II Tract and the Tower II Undivided Interest so that all of the Tower II Tract and Tower II Undivided Interest are always owned by one Owner.

            (c) Subject to Article XVII, which permits the creation of a condominium ownership of Units, Hotel/Condo Owner cannot transfer the Hotel/Condo Undivided Interest or the Hotel/Condo Tract except to a transferee that acquires all of the Hotel/Condo Tract and the Hotel/Condo Undivided Interest so that all of the Hotel/Condo Tract and Hotel/Condo Undivided Interest are always owned by one Owner.

            (d) For purposes of this Section 11.4, a transfer shall include any pledge, transfer, conveyance, Ground Lease, agreement to convey or any other transfer of any kind.

            Section 11.5 Parking, Service and Delivery

            All delivery and service vehicles shall enter the Site by way of the Loading Dock Tract as to Tower I and Tower II, and by way of the service area and/or loading dock with entrances only on Noel Road for the Hotel/Condo Improvements as to the Hotel/Condo Improvements. Delivery and service vehicles shall not be permitted to enter the Site by way of the Access Tract. Except for the Visitor Parking Spaces located from time to time on the Access Tract, no parking shall be permitted anywhere on the Site except in the Parking Deck and, temporarily while loading and unloading, on the Loading Dock Tract or the service area for the Hotel/Condo Improvements.

            Section 11.6 Zoning Changes or Violations

            (a) No Owner shall make any alteration or allow any use of their respective Tracts, or take or fail to take any action which action or failure would violate any zoning ordinances applicable to the Site, including the Zoning Ordinance.

            (b) All applications for variations in any zoning ordinances applicable to the Site, including the Zoning Ordinance, shall require consent of Tower I Owner and Tower II Owner, each acting in their sole discretion, except as provided in Section 5.11(a). Hotel/Condo Owner shall have no right to approve or disapprove any zoning change or variance unless the use of the Hotel/Condo Improvements and the use of the Hotel/Condo Spaces is materially adversely affected thereby.

            Section 11.7 Set Back Lines

            The Site shall not be subject to any set back restrictions on the Parking Tract except as may be imposed by applicable law.

            Section 11.8 Landscaping

            All areas of a Tract and any areas between a Tract and an adjacent right-of-way not otherwise improved shall be landscaped in accordance with the Plans or as otherwise consistent with the quality, quantity, condition and types of landscaping generally used in connection with First Class Standards. All sprinkler systems shall be underground.

                                  ARTICLE XII

                                     SIGNAGE

            Section 12.1 Rights to Install Signs

            (a) All signs erected on the Site shall be consistent with signs customarily erected on, or in connection with, First Class Standards.

            (b) To the extent permitted by applicable law, Tower I Owner shall have the right to erect two (2) monument signs in the locations on the Tower I Tract (but not on the Access Tract) designated on the Plot Plan and three (3) facade mounted signs on the exterior face of Tower I.

            (c) To the extent permitted by applicable law, Tower II Owner shall have the right to erect two (2) monument signs in the locations on the Tower II Tract (but not on the Access Tract) designated on the Plot Plan and three (3) facade mounted signs on the exterior face of Tower II.

            (d) To the extent permitted by applicable law, Hotel/Condo Owner shall have the right to erect (i) one (1) monument sign in the location on the Hotel/Condo Tract (but not on the Access Tract) designated on the Plot Plan if the Hotel/Condo Improvements are either a Hotel or a Condo, and (ii) only if the Hotel/Condo Improvements are a Hotel three (3) facade mounted signs on the exterior face of the Hotel/Condo Improvements.

            (e) Common Area Manager shall install one (1) monument sign on the Access Tract in the location on the Plot Plan. The monument sign shall be divided in half vertically, with Tower I Owner being entitled to use the north one-half, and Tower II being entitled to use the south one-half, of such monument sign. Each of Tower I Owner and Tower II Owner shall have the right to require the names of three (3) occupants of its Improvements be listed on such monument sign in the order and by use of graphics approved by Tower I Owner as to its one-half and approved by Tower II Owner as to its one-half. Tower I Owner shall pay one-half of the cost of constructing and maintaining such monument sign and all of the costs of installing and maintaining Tower I Owner's signage thereon. Tower II Owner shall pay one-half of the cost of constructing and maintaining such monument sign and all of the costs of installing and maintaining Tower II Owner's signage thereon.

            (f) Each Owner shall have the right to place directional signage or informational signage on its Tract approved by Tower I Owner and Tower II Owner.

            (g) To the extent permitted by applicable law, Common Area Manager shall install and maintain one (1) monument sign on the Tollway Sign Tract which will identify the complex name on the top of the sign. Tower I Owner shall be entitled to locate two names of occupants of its Improvements on the two slots on the sign immediately below the complex name, Tower II Owner shall be entitled to locate two names of occupants of its Improvements on the two slots immediately below Tower I Owner's slots and Hotel/Condo Owner shall be entitled to locate on the bottom slot immediately below Tower II Owner's slots, either
(i) the name of the Hotel franchise if the Hotel/Condo Improvements are a Hotel, or (ii) the name of the Condo if the Hotel/Condo Improvements are a Condo.

            (h) Tower I Owner shall pay forty percent (40%) of the cost of constructing, maintaining and operating (including lighting costs) such monument sign on the Tollway Sign Tract and all of the costs of installing and maintaining Tower I Owner's signage thereon. Tower II Owner shall pay forty percent (40%) of the cost of constructing, maintaining and operating (including lighting costs) such monument sign on the Tollway Sign Tract and all of the costs of installing and maintaining Tower II Owner's signage thereon. Hotel/Condo Owner shall pay twenty percent (20%) of the cost of constructing, maintaining and operating (including lighting costs) such monument sign on the Tollway Sign Tract and all of the costs of installing and maintaining Hotel/Condo Owner's signage thereon. Common Area Manager shall submit invoices to Other Tower Owner and Hotel/Condo Owner for any costs incurred by Common Area Manager with respect to the monument sign on the Tollway Sign Tract, and Other Tower Owner and Hotel/Condo Owner agree to pay the amount so invoiced within thirty (30) days of receipt of each such invoice.

            Section 12.2 Requirements as to Signs

            (a) All signs must comply with all applicable laws.

            (b) All signs must comply with sign criteria attached hereto as Exhibit F.

            (c) Each monument sign described in Sections 12.1(b) and 12.1(c) above shall identify no more than four (4) occupants of the Improvements owned by the Owner of such sign. The monument sign identified in Section 12.1(d) shall identify only the Hotel/Condo Improvements and, if the Hotel/Condo Improvements constitute a Hotel, any restaurant operating in the Hotel/Condo Improvements.

            Section 12.3 Prohibited Signs

            (a) Except as provided in Section 12.1, no signs, except that Tower I Owner may place on the Tower I Tract, Tower II Owner may place on the Tower II Tract, and Tower Owner and Tower II Owner each may place on the Access Tract reasonable and customary leasing signs in accordance with Exhibit F attached hereto, shall be permitted on the Site without the approval of Tower I Owner and Tower II Owner.

            (b) No pylon signs, advertising signs of any kind, nature, or description, flashing, moving, hanging, painted, rooftop or paper signs, and no banners or streamers of any kind, nature or description shall be permitted on the Site, except that Tower I Owner may place on the Tower I Tract, Tower II Owner may place on the Tower II Tract, and Tower I Owner and Tower II Owner each may place on the Access Tract reasonable and customary leasing signs in accordance with Exhibit F attached hereto.

            Section 12.4 Rights to Install Flags on Existing Access Tract Flagpoles

            To the extent the Flag Condition (defined below) is met, the Applicable Owner (defined below) may deliver a request in writing ("Flag Notice") to the Common Area Manager noting intent to permit the tenant causing the Flag Condition to be satisfied to locate a flag with its name and/or logo or the name and/or logo of its affiliate ("Logo Flag") on the Applicable Pole (defined below). The Flag Notice shall include a sample of the proposed Logo Flag's material as well as details on the Logo Flag's design for the Common Area Manager's approval, which approval shall not be unreasonably withheld. If the Condition continues to be satisfied and the Applicable Tenant (defined below) desires to change the name and/or logo on the Logo Flag to a name and/or logo permitted under this Section 12.4 or to change the Logo Flag material or design, the Applicable Owner must again submit a Flag Notice to the Common Area Manager with the details of the change for the approval of the Common Area Manager, which approval shall not be unreasonably withheld. The Applicable Owner shall be obligated to obtain and pay for the cost of the Logo Flag (and any changes thereto) approved by Common Area Manager. The Common Area Manager will be responsible for raising and lowering each Logo Flag on a daily basis. The Applicable Owner will be responsible for any and all costs associated with installing and approving the Logo Flag (and any changes thereto) as well as any and all costs associated with any maintenance and replacements required to keep the Logo Flag in a Class A condition. Maintenance and replacement of any Logo Flag will be made at the Common Area Manager's sole discretion. The Applicable Owner shall pay such costs within thirty (30) days of receipt of an invoice therefor from Common Area Manager.

            As used herein, "Flag Condition" shall mean (x) as to Tower I, a tenant in Tower I leases at least fifty-one percent (51%) of the Net Rentable Area in Tower I, and (y) as to Tower II, a tenant in Tower II leases at least fifty-one percent (51%) of Tower II.

            As used herein, "Applicable Owner" shall mean the Owner of the Improvements which satisfies the Flag Condition.

            As used herein, "Applicable Pole" shall mean (x) as to Tower I, the eastern most flagpole on the Access Tract, and (y) as to Tower II, the western most flagpole on the Access Tract.

                                  ARTICLE XIII

                       MAINTENANCE, REPAIR AND RESTORATION

            Section 13.1 Maintenance of Improvements

            Except as herein expressly otherwise provided, including Section 13.5, each Owner shall keep and maintain or cause to be kept and maintained the Improvements as may exist from time to time on its Tract, including all Common Improvements, in a good and safe state of repair and in a clean and orderly condition, in a condition complying with First Class Standards, except that (a) Common Area Manager shall, subject to the payment of Parking Deck Expenses by the Parking Deck Owners, maintain the Parking Deck in accordance with such standards, (b) Tower I Owner shall maintain any roof-top communications equipment, access control equipment, wires, cables and conduit installed by it in the Parking Deck and Tower II Skybridge in accordance with such standards,
(c) Tower II Owner shall maintain any roof-top communications equipment, access control equipment, wires, cables and conduit installed by it in the Parking Deck and Tower II Skybridge in accordance with such standards, (d) Hotel/Condo Owner shall maintain any access control equipment, wires, cables and conduit installed by it in the Parking Deck in accordance with such standards. With respect to the exterior maintenance and maintenance of Common Improvements, the Owners shall cooperate to coordinate their efforts to attempt to provide a uniform and consistent maintenance program, such cooperation to include seasonal decorations, landscaping, lighting of public areas, and other similar activities.

            Section 13.2 Damage or Destruction of Improvements

            Each Owner hereby agrees that in the event of the damage or destruction of all or any part of the Improvements on its Tract during the Term of this REA from an Insured Casualty (or a peril for which such Owner has in fact in force a policy of insurance, to the extent of proceeds actually received), such Owner shall either (a) promptly commence reconstruction of such Improvements and diligently prosecute such reconstruction to completion or (b) raze such Improvements in accordance with Section 13.3 hereof, except as otherwise provided in this Article XIII.

            Section 13.3 Clearing Debris From Razed Improvements

            To the extent an Owner is not expressly required to restore all or a portion of its Improvements damaged or destroyed by casualty and does not elect to restore such damaged or destroyed Improvements, such Owner shall, subject to the provisions of Section 13.4, raze the portions thereof which are not restored or rehabilitated, clear away all debris and take all other action (including landscaping) required by good construction practice so that the area which had been occupied by the razed building or portions thereof will be attractive; provided, however, this provision shall not prevent such Owner from subsequently building on the Tract subject to the terms of this REA, including Article XI.

            Section 13.4 Damage or Destruction of the Common Improvements

            In the event of damage to or destruction of all or any part of the Common Improvements during the Term of this REA, notwithstanding Section 13.2 and Section 13.3, the Owner of such Common Improvements, using the insurance proceeds available therefor, shall promptly cause reconstruction of such Common Improvements to commence and shall diligently cause such reconstruction to be completed; provided however, that (i) Tower I Owner shall not be obligated to restore the Tower II Skybridge, the Loading Dock, Tower II Owner's access to the Loading Dock, or the Roof Terrace if Tower II is razed; (ii) Tower I Owner shall not be obligated to restore the Roof Terrace if Tower I is razed; and (iii) Tower I Owner and Hotel/Condo Owner shall not be obligated to restore the Hotel/Tower I Canopy if either Tower I or the Hotel is razed. Notwithstanding the foregoing, and subject to Section 13.5, the Tower I Owner shall, subject to reimbursement from the Owners of the applicable Tracts as described below, be the sole Owner to reconstruct and restore the Parking Deck, Tower II Skybridge, Hotel/Tower I Canopy, Access Improvements, the Loading Dock, and the Loading Dock Access Area, and the Roof Terrace, even though a portion of such Improvements may be located on Tracts other than Tracts owned by the Tower I Owner; provided, however, that (x) Tower I Owner shall not be obligated to commence any such restoration unless and until Tower I Owner receives evidence that it will be reimbursed for such restoration and (y) in no event shall Tower I Owner restore any Common Improvement which an Owner properly elects not to be restored pursuant to subsections (i), (ii), or (iii) in the immediately preceding sentence. If there are no insurance proceeds, or if the insurance proceeds available are insufficient to fully restore such Improvements, the costs of such restoration in excess of available insurance proceeds shall be invoiced and paid by the Owners in the same percentages set forth in Section 3.4 as to the initial construction of the particular Improvement. Such reconstruction shall be performed in substantial compliance with the original plans and specifications for the portion of such Improvements damaged and in a good and workmanlike manner, using first-class materials and in accordance with all applicable laws, ordinances, rules and regulations of all Governmental Agencies, and in accordance with the terms and conditions of this REA. Upon completion of any such repair and restoration, any remaining insurance proceeds paid by reason of such damage shall be refunded to the Owners in the percentages set forth in Section 3.4 as to the initial construction of the particular Improvement.

            Section 13.5 Duty to Complete Rebuilding

            The Owners agree to use due diligence in order to cause any Improvements which an Owner is required or elects to repair, replace or rebuild pursuant to this Article XIII to be completed and ready for occupancy as soon as reasonably possible but in no event later than twelve (12) months as to the Parking Deck and twenty-four (24) months as to all other Improvements after such damage or destruction occurs; provided, however, that said twelve (12) or twenty-four (24) month period shall be subject to extension by reason of Unavoidable Delays, said extension to be for the period of such Unavoidable Delays.

            Section 13.6 Maintaining Common Footings and/or Common Foundations

            Notwithstanding the provisions of Section 13.2 and 13.3 of this REA, each Owner severally covenants that if all or any part of its Improvements is removed or destroyed at a time when it is not required to restore and does not elect to restore the same under this REA, it will leave in place any foundations and footings (or portions thereof) not removed or destroyed if, immediately before such removal or destruction, such foundations or footings (or portions thereof) were shared jointly between such Owner and any other Owner. Each Owner shall be obligated to leave the foundations and footings in place only for so long as the Improvements of the other Owners which share such foundations or footings (or portions thereof) shall stand (as originally constructed or as replaced under this REA) or shall be in the process of being restored or replaced.

                                  ARTICLE XIV

                                    INSURANCE

            Section 14.1 Duty to Carry Property Insurance and Waiver of Subrogation

            (a) Except as otherwise provided in Section 14.8 hereof to the contrary, from and after the commencement of each Owners' construction of the Improvements on its Tract or Tracts, such Owner shall carry (or cause to be carried) an "all risk" policy of insurance coverage as described in Section 14.2 of this REA on the Improvements, including Common Improvements, located on its Tract.

            (b) EACH OWNER HEREBY MUTUALLY WAIVES, FOR ITSELF AND ITS INSURANCE CARRIER, EACH AND EVERY CLAIM WHICH ARISES, OR MAY ARISE IN ITS FAVOR AGAINST ANY OTHER OWNER DURING THE TERM OF THIS REA FOR ANY AND ALL LOSS OF, OR DAMAGE TO, ANY OF ITS PROPERTY LOCATED WITHIN OR UPON, OR CONSTITUTING A PART OF, THE SITE, WHICH LOSS OR DAMAGE IS COVERED OR WOULD BE COVERED BY VALID AND COLLECTIBLE "ALL RISK" INSURANCE POLICIES THEN AVAILABLE, EVEN IF SUCH CLAIMS RESULT FROM THE NEGLIGENCE OF SUCH OTHER OWNER.

            (c) Each Owner shall notify its insurer of the waiver set forth in
Section 14.1(b) and shall require its insurer to waive such insurer's subrogation rights under such "all risk" policies as to each other Owner.

            Section 14.2 General Requirements for Property Policies

            All policies carried under Section 14.1:

            (a) shall be carried with financially responsible insurance companies qualified to write such insurance and having a Best's financial rating of at least Class X, and policyholder rating of at least A;

            (b) shall be in an amount not less than one hundred percent (100%) of the actual replacement cost of the Improvements (including any Common Improvements) being insured (excluding the cost of the foundation, excavations and footings below the lowest level floor and paving) (and as to boiler and machinery coverage shall be in an amount not less than $5,000,000 per accident);

            (c) shall insure against the loss or damage from causes that are from time to time included as covered risks under standard insurance industry practices in Dallas applicable to multi-use office, hotel, condominium, and commercial projects such as that being developed on the Site within the classification of "all risk" coverage (with additions to such coverage to be made within two (2) years after they become standard coverage risks);

            (d) shall provide by endorsement, or otherwise, coverage for the cost of razing the Improvements being insured in the event the Owner thereof elects not to restore any damaged Improvements;

            (e) during the course of any construction, restoration or replacement of any Improvements on its Tract or on any other Owner's Tract, each Owner performing or causing the performance of any such work shall maintain "Builders' Risk" insurance on a non-reporting, completed value basis or extend its "all risk" insurance provided for herein during any restoration or replacement, and if any such work is performed on a Tract or Tracts owned by any other Owner or Owners, same shall be named as additional named insureds under each such policy of insurance only as to construction occurring on such other Tract; and


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

(f) all such insurance may, at the option of the Owner obtaining it, contain a loss deductible provision of no more than $100,000, and each Owner shall be a self-insurer to the extent of any loss deductible provision.

            Section 14.3 Use of Policy Proceeds

            Insurance proceeds paid to an Owner, or its Mortgagee, or both, by reason of damage to or destruction of its Improvements shall first be used only by such Owner to restore or raze such damaged or destroyed property to the extent required by Article XIII hereof. Any loss covered by insurance required pursuant to the provisions of Section 14.1 or 14.2 hereof shall be adjusted with the insured, and the insurance proceeds shall be deposited by the insurance company in a bank or trust company reasonably satisfactory to each of the Owners hereto (a first Mortgagee of the Owner's Tract on which the loss occurred being satisfactory), to be held in trust and disbursed as the work of restoration or razing progresses.

            All amounts collected and paid to such depository on any such "all risk" policies shall be made available to the insured Owner for the reconstruction, repair or razing of Improvements damaged or destroyed and shall be paid out by the depository from time to time as the work of rebuilding, reconstruction, repair or razing shall progress, upon certificate of a licensed architect who may be the architect or the insured Owner, showing the application of the amount paid for such repairs, rebuilding, reconstruction or razing. The depository shall not be obligated to advance any such amounts unless and until the depository receive evidence satisfactory to the depository that the amount necessary to provide for reconstruction or repair of the property so destroyed or damaged according to the plans adopted therefor is available. If the cost of reconstruction or repair exceeds the proceeds received upon such policies, the depository shall not be obligated to make any such advances until the Owners provide the deficiency in accordance with Article XIII. The insured shall pay to the depository all reasonable fees for its services as such.

            Section 14.4 Duty to Carry Liability Insurance

            Each Owner shall maintain (or cause to be maintained) commercial general liability insurance having a single limit coverage of not less than $5,000,000 for bodily injury and property damage, provided that after the Hotel/Condo Improvements are constructed, and for as long as the Hotel/Condo Improvements constitute a Hotel, such amount shall be increased to between $25,000,000 to $50,000,000 as to the Hotel/Condo Improvements, the actual amount to be subject to the reasonable approval of Tower I Owner and Tower II Owner (based upon the financial strength of the Hotel/Condo Owner). In addition, such insurance shall be maintained by each Owner performing or causing to be performed any construction, restoration or replacement of any Improvements on any other Owner's Tract during the course of such construction, restoration or replacement.

            Section 14.5 General Requirements for Liability Policies

            All policies carried under Section 14.4:

            (a) shall be carried with financially responsible insurance companies qualified to write such insurance and having a Best's financial rating of at least Class X, and policyholder rating of at least A;

            (b) shall insure against claims for bodily injury or death and property damage occasioned by occurrence on such Owner's Tract;

            (c) shall provide that the same may not be canceled or reduced in amount or coverage or permitted to lapse without at least thirty (30) days' (ten
(10) days' as to non-payment of premiums) prior written notice being given by the insurer to each of the other Owners;

            (d) shall name each of the other Owners as an additional insured therewith, but as to each Owner's policy only to the extent of such Owner's indemnity obligations described in Section 14.6;

            (e) shall provide for a waiver of subrogation as to each of the other Owners;

            (f) shall contain a severability of interest or cross-liability provision;

            (g) shall be occurrence based;

            (h) shall provide independent contractor's coverage; and

            (i) shall provide contractual liability coverage.

            Section 14.6 Indemnification by Owners

            Subject to Section 14.1(b) hereof, each Owner agrees to defend, indemnify and save the other Owners harmless against and from all claims, loss, damages, costs and expenses, including reasonable attorney's fees, because of bodily injury or death of persons or destruction of property resulting from or arising out of such Owner's construction on and use, occupancy or possession of its Tract or any other Owner's Tract except to the extent caused by the acts or omissions of any of the other Owners.

            Section 14.7 Joint Property and Liability Insurance

            Notwithstanding the other provisions of this Article XIV, the Tower I Owner shall obtain and maintain for all the Parking Deck Owners "all risk" coverage property insurance as described in Section 14.2 of this REA with respect to the Parking Deck and a commercial general liability insurance policy issued by a financially responsible insurance company qualified to write such insurance and having a Best's financial rating of at least Class X, and policyholder rating of at least A, insuring, protecting and indemnifying the Parking Deck Owners from and against all claims, judgment or demands for death or injury to persons and damage to property arising out of the use of the Parking Deck and naming each Parking Deck Owner as an additional insured. Limits of liability for such insurance shall be set by the Parking Deck Owners and shall not be less than single limit coverage of $5,000,000 for bodily injury, death, property damage. Tower I Owner shall deliver to each Parking Deck Owner duplicate originals of the insurance policies issued by the insurance company, together with an additional insured endorsement naming each such Owner, including an agreement by such insurance company to notify the insured Owners not less than thirty (30) days (ten (10) days as to non-payment of premiums) prior to cancellation, modification or lapse of such insurance.

            Section 14.8 Blanket Policies

            Each Owner shall have the right, at its option, to comply with and satisfy its obligations under this Article by means of any so-called blanket policy or policies of insurance covering this and other locations of such Owner, provided that such policy or policies by the terms thereof shall allocate to the building and liabilities to be insured hereunder an amount not less than the amount of insurance required to be carried pursuant to this Article XIV and shall not diminish the obligations of the particular Owner to carry insurance, so that the proceeds from such insurance shall be an amount not less than the amount of proceeds that would be available if the Owner were insured under a policy applicable only to the applicable Tract.

            Section 14.9 Certificate of Insurance

            Each Owner shall, on the request of another Owner, promptly furnish the requesting Owner a certificate and an additional insured endorsement evidencing the former Owner's compliance with the insurance coverage requirements of this Article. Each certificate of insurance shall stipulate therein that the insurance evidence thereby shall not be materially reduced, canceled or not renewed unless thirty (30) days' (ten (10) days as to non-payment of premiums) prior written notice shall have been given by the insurer to all other Owners. Unless notified of cancellation of a policy, no Owner shall be required during any given 365-day period to honor more than one such request from each other Owner. Upon request, any Owner shall permit any other Owner or its representative to inspect and copy any insurance policy required under this Article. Such inspection shall be at the place of business of the Owner requested to produce such policy or policies.

            Section 14.10 Adjustment of Coverages

            All limits of coverage required hereunder shall be adjusted throughout the Term to limits then applicable for comparable projects.

                                   ARTICLE XV

                                REAL ESTATE TAXES

            Section 15.1 Payment of Taxes

            Each Owner shall pay (or cause to be paid) before delinquency all Taxes levied on its Tract and the Improvements situated thereon, including any Common Improvements.

            Section 15.2 Contesting Taxes

            Each Owner may, at its own cost and after notice to the other Owners of its intention to contest Taxes, by appropriate proceedings contest the validity, applicability and/or the amount of any Taxes applicable to its Tract and Improvements and applicable to the Parking Tract and the Parking Deck. Nothing in this Article requires an Owner to pay any Taxes as long as it contests the validity, applicability or the amount thereof in good faith and so long as it does not allow the affected Tract to be forfeited or be placed in jeopardy of being forfeited to the imposer of such Taxes as a result of its non-payment.

            Section 15.3 Failure to Pay Taxes

            If an Owner fails to comply with this Article, any one or more other Owners may, on five (5) days' prior written notice to the Owner in default, pay the Taxes in question and shall be entitled to reimbursement from the defaulting Owner for the sums so expended with Interest thereon from the date of advance until paid within thirty (30) days after such Owner's payment of such Taxes.

            Section 15.4 Common Improvements Assessments

            The Parking Tract, Tower I Tract, Tower II Tract, and the Hotel/Condo Tract shall each be separately assessed by the Governmental Agency or Governmental Agencies having taxing jurisdiction over same. The Taxes on the Parking Deck shall be a Parking Deck Expense, the Taxes allocable to the Loading Dock and Loading Dock Access Area shall be a Loading Dock Expense, the Taxes allocable to the Tower II Skybridge shall be a Tower II Skybridge Expense, the Taxes allocable to the Access Tract shall be an Access Tract Expense, and the Taxes allocable to the Hotel/Tower I Canopy shall be a Canopy Expense payable as provided in Section IX hereof.

                                  ARTICLE XVI

                                    EASEMENTS

            Section 16.1 General

            (a) The grant of an Easement by an Owner shall bind and burden its Tract (and its Undivided Interest therein) which shall, for the purpose of this REA, be deemed to be the servient tenement (but where only a portion of the

Tract is bound and burdened by the Easement, only that portion shall be deemed to be the servient tenement), and shall survive the total or partial destruction of the subject matter of the Easement and shall run with the land.

            (b) The grant of an Easement to an Owner shall benefit its Tract (and its Undivided Interest therein) which shall, for the purpose of this REA, be deemed to be the dominant tenement (but where only a portion of the Tract is so benefited, only that portion shall be deemed to be the dominant tenement).

            (c) Unless provided otherwise, all Easements granted herein are non-exclusive and in common with the Owner of the servient tenement, and irrevocable, and for the benefit of each of the Owners of the dominant tenement. Any Easement provided or reserved under this REA which is designated as non-exclusive shall permit the Owner of the servient tenement to utilize such Easement areas for its own purposes and/or grant other easements or interests therein which are not inconsistent with that of the dominant tenement hereunder or with this REA.

            (d) The grant of an Easement shall run to the benefit of the Owner that is the grantee of such Easement and the grantee of such Easement, its successors and assigns as Owner of the Tract (and Undivided Interest therein) so benefited by such Easement, shall have the right to allow its Permittees to use such Easement.

            (e) All Easements granted hereunder shall exist by virtue of this REA, without the necessity or confirmation by any additional document. No Easement may be terminated except by written instrument signed by the Owner that is a grantee of such Easement and such Owner's Mortgagees. Upon the termination of any Easement (in whole or in part) or its release (in whole or in part) in respect of all or any part of any Tract (and Undivided Interest therein), the same shall be deemed to have been terminated or released without the necessity of confirmation by any other document. However, upon the request of any other

Owner and at such requesting Owner's expense, each Owner will sign and acknowledge a document memorializing the existence (including the location and any conditions) the termination (in whole or in part), or the release (in whole or in part), as the case may be, of any Easement, if the form and substance of the document is reasonably acceptable to each Owner.

            Section 16.2 No Dedication of Easements and Benefit to Permittees

            Nothing contained in this REA, including the grant of any or all Easements herein provided, shall be deemed to constitute a dedication of any Tract or any portion or portions thereof to any governmental body or agency or to the general public, or construed to create any rights in or for the benefit of any Persons other than the Owners, it being the intention of the Owners that this REA shall be strictly limited to and for the purposes herein expressed. The Owner of any Tract may, however, extend the benefits of the Easements created by this REA to its Permittees provided such Permittees shall observe and obey applicable rules and comply with this REA. No Permittee, other than heirs, successors, and assigns of the applicable Owner that is the grantee of an Easement, shall acquire any rights in, to or under any Easement.

            Section 16.3 Utility Easements

            Nothing contained in this REA shall be deemed to prohibit or limit the right of any Owner to (i) grant Easements to any governmental unit, public body and/or utility company for the construction, installation, operation, maintenance, repair, relocation, modification, extension or alteration of sanitary sewers, storm drainage systems, fire protection installations, gas, water, electric power and lighting and telephone lines, mains and trunks in, under or access its Tract, so long as such utility lines are installed underground and in such a manner as to not unreasonably interfere with the use and operation of any of the Common Improvements or any other Easements, rights or privileges hereunder, or (ii) transfer or assign to any public body and/or utility company any of the Easements on its Tract granted to the other Owners hereunder, without the necessity of the payment of any compensation to the grantee of such Easement. In addition, Tower II Owner hereby grants to Tower I Owner for the benefit of Tower I Owner and the Tower I Tract a non-exclusive easement to maintain water meters and electric meters on the Tower II Tract in public utility easements or in another location to be reasonably approved by Tower II Owner; and Tower I Owner hereby grants to Tower II Owner for the benefit of Tower II Owner and the Tower II Tract a non-exclusive easement to maintain water meters and electric meters on the Tower I Tract in public utility easements or in another location to be reasonably approved by Tower I Owner.

            Section 16.4 Easement for Encroachments

            While it is the intention of the Owners to confine their Improvements to the limits of their respective Tracts, it is recognized that this result is not always achieved in a multi-ownership complex. Accordingly, each Owner hereby grants to the others a non-exclusive easement permitting the maintenance of balconies, canopies, decorative facia, footings, roofs, building and other overhangs, awnings, alarm bells, utility vaults, staircases, exterior light fixtures, pillars and other like projections and encroachments over, across and under the Owner's Tract to the extent that such projections and encroachments, not to exceed three feet (3') in any case, unless otherwise shown on the as-built survey described in Section 3.7 or on the Plans, shall exist after completion of all construction or reconstruction (if any part is damaged or destroyed and then rebuilt). It is understood that the provisions of this
Section 16.4 shall survive the termination of this REA and shall continue thereafter so long as any Owner's Improvements (or any replacement thereof constructed during the Term of this REA) stands.

            If the Improvements on any Tract, following construction, encroach on a portion of the Tract of another Owner, the Owner across whose Tract such Improvements encroach, hereby grants to the Owner whose Improvements encroach a non-exclusive easement for so long as such Improvements (or any replacement thereof constructed during the Term of this REA) stands, permitting the construction and maintenance of such Improvements on such portion of the servient tenement; provided, however, that any such encroachment shall not extend more than three feet (3'), unless otherwise shown on the Plans.

            Section 16.5 Rights to Temporarily Close

            Each Owner whose Tract is subject to an Easement reserves the right to close off the Tract or any Improvements on the Tract temporarily for (a) such reasonable periods of time as may be legally necessary to avoid the possibility of dedicating the same for public use or to prevent the acquisition or creation of prescriptive rights by anyone; and (b) such reasonable periods of time as may be reasonably necessary for cleaning, repair, alteration, improvement or maintenance; provided, however, before closing off any part thereof as provided above, such Owner shall give notice to each Owner whose Tract benefits from such Easement of its intention to do so and shall coordinate its closing with the activities of each of such other Owners so that no unreasonable interference with the operation of the applicable Easement occurs.

            Section 16.6 Title

            The grantor of an Easement hereby binds itself, its successors and assigns to WARRANT and FOREVER DEFEND all and singular the Easement unto the grantee of such Easement, its successors, heirs and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through, or under such grantor but not otherwise.

            Section 16.7 Term

            Unless specifically otherwise provided in this REA, the Easements granted in this REA shall be perpetual and shall not terminate upon the expiration or earlier termination of this REA.

            Section 16.8 Street Widenings

            Nothing contained in this REA shall be deemed to prohibit conveying portions of the Parking Deck Tract or the Hotel/Condo Tract abutting Noel Road for purposes of widening Noel Road, as shown on the Plot Plan.

                                  ARTICLE XVII

                             CONDOMINIUM ASSOCIATION

            Section 17.1 Creation

            Tower I Owner and Tower II Owner hereby acknowledge that Hotel/Condo Owner may, if the Hotel/Condo Improvements constitute a Condo, in the future submit the Hotel/Condo Tract to the condominium form of ownership so that individual units in the Condo are owned separately and the Association, acting through its duly appointed officers is created to govern the operation of such condominium. Hotel/Condo Owner shall give Tower I Owner and Tower II Owner written notice at least sixty (60) days prior to submitting the Hotel/Condo Tract to the condominium form of ownership (which notice shall include the notice address for the Association). Tower I Owner and Tower II Owner shall have the right to review and approve all documents creating the condominium, including, without limitation, the declaration of condominium and articles and bylaws for the Association and any and all amendments thereto from time to time which relate to the obligations of Hotel/Condo Owner, the Association or the Unit Owners under this REA prior to the execution and recordation thereof solely to confirm that such documents comply with the terms of this Article XVII and

Article XVIII and do not violate the terms of this REA (such documents as amended from time to time are hereinafter referred to as the "Condo Documents"). The Condo Documents must include all obligations and agreements of the Hotel/Condo Owner, the Association and the Unit Owners contained in this REA. No Condo Documents shall be executed or recorded until such approval is obtained.

            Section 17.2 Effect on Hotel/Condo Owner.

            (a) If Hotel/Condo Owner elects to submit the Hotel/Condo Tract to the condominium form of ownership, all payments required to be made by Hotel/Condo Owner hereunder shall be the obligation of the Association, and shall in turn be allocated by the Association to the owners of condominium units (each, a "Unit") in the Condo (each such owner, a "Unit Owner") in accordance with the Association's method of allocating common expenses pursuant to the Condo Documents. All remedies set forth in this REA with respect to default in the payment of any such amounts shall apply to the entire Hotel/Condo Tract and all Improvements thereon, including, without limitation, the Condo and all Units therein.

            (b) After the submission of the Hotel/Condo Tract to the condominium form of ownership, all obligations of Hotel/Condo Owner under this REA (including, without limitation, obligations under Article IX) shall be the obligations of the Association, and Tower I Owner and Tower II Owner shall have the right to direct all communication regarding such obligations solely to the Association in lieu of the Unit Owners. Furthermore, any approvals of Hotel/Condo Owner required under this REA shall be granted by the President (or Vice President in the President's absence) of the Association. Tower I Owner and Tower II Owner shall be entitled to rely on any approval granted by the President or Vice President of the Association as approval of the applicable item by Hotel/Condo Owner, and no further approvals (including, without limitation, approvals by individual Unit Owners) shall be required.

            Section 17.3 Obligations of the Association.

            (a) The Association shall include all amounts owed by Hotel/Condo Owner under this REA in any year during the Term in its annual budget for such year as part of the common expenses of the condominium and all such amounts owed shall be assessed to the Unit Owners by the Association and each Unit Owner shall be personally liable for payment thereof. The Association shall be responsible to collect all such amounts as part of the common expenses of the condominium from the Unit Owners and shall remit amounts due to Tower I Owner and Tower II Owner under this REA to Tower I Owner and Tower II Owner prior to applying any amounts collected from the Unit Owners to other expenses of, or other assessments due to, the Association, regardless of any contrary intent expressed by any Unit Owner.

            (b) The Association shall provide to Tower I Owner and Tower II Owner, on a quarterly basis (and at more frequent intervals upon Tower I Owner's and Tower II Owner request), a list of all Unit Owners, which shall include with respect to each Unit Owner (i) its address, (ii) the Unit(s) owned by such Unit Owner, (iii) the parking card identification number(s) for such Unit Owner, and
(iv) the percentage share of common expenses assessed by the Association to such Unit Owner; provided, however, if any of items (i) through (iv) above are included in the Condo Documents, the Association need only provide such information if the information has changed from that listed in the Condo Documents.

            Section 17.4 Covenant of Unit Owners

            Each Unit Owner by acceptance of a deed to its Unit shall be deemed to have covenanted and agreed as follows (whether or not the deed specifically so states):

            (a) the Unit Owner agrees to pay when due all amounts imposed or assessed against his or her Unit by the Association pursuant to the terms of this REA;

            (b) the amounts imposed upon or assessed under this REA shall be secured by a continuing lien upon the Unit Owner's Unit pursuant to Section 18(c) hereof;

            (c) all amounts paid by the Unit Owners to the Association for common expenses shall be first applied to all amounts owed pursuant to this REA until such amounts have been paid in full and may only thereafter be applied by the Association to other amounts owed to the Association which also constitute common expenses, each Unit Owner acknowledging that the rights to amounts owed pursuant to this REA and remedies under this REA for non-payment of such amounts are superior to the rights of others entitled to payment for common expenses and the remedies for non-payment thereof; and

            (d) the Unit Owner confirms and recognizes the authority of the President and Vice President of the Association to grant any approvals required under this REA on such Unit Owner's behalf.

            The foregoing covenants shall be included in the Condo Documents.

                                 ARTICLE XVIII

                                    REMEDIES

            Section 18.1 Default

            (a) If any Owner, or the Association, as applicable ("Defaulting Party") should fail to perform any of the obligations to be performed by it pursuant to this REA, including construction or restoration of Common Improvements, but excluding the construction of Improvements that are not Common Improvements, or fail to make any required payment hereunder, and such default is not cured within thirty (30) days after (or if the default is of such character as reasonably to require more than thirty (30) days to cure and the Defaulting Party shall fail to commence to cure the same within such period or shall fail to use reasonable diligence in curing such default thereafter) any other Owner adversely affected thereby ("Affected Party") shall have served notice of such failure upon the Defaulting Party and the other Owners or if the failure of the Defaulting Party relates to a matter which in the Affected Party's judgment reasonably exercised is of an emergency nature and such failure shall remain uncured for a period of forty-eight (48) hours after the Affected Party shall have served upon the Defaulting Party notice of such failure (or such shorter time and even after oral notice if the nature of the emergency shall so dictate), then the Affected Party (or if more than one other Party shall be so affected, the Affected Party first serving such notice) may at its option, and in its sole discretion as to the necessity therefor, perform any such obligation, or make any such payment, unless the Affected Party's remedies are expressly limited in this REA. If the Affected Party first serving notice shall fail to commence performance of such covenant or make such payment within thirty (30) days after the expiration of the above specified period allowing the Defaulting Party to cure such default, any such other Affected Party shall be entitled to cure the Defaulting Party's default with the same effect as though it had first served such notice.

            (b) If any Affected Party so performed any of the Defaulting Party's obligations hereunder, the full amount of the cost and expense incurred or the payment so made or the damage so sustained, as the case may be, shall immediately be owing by the Defaulting Party to the Affected Party and the Defaulting Party shall repay to the Affected Party upon demand the full amount thereof with Interest from the date of payment.

                  (c) (i) The Affected Party is hereby granted a lien upon the
            Tract or Tracts of the Defaulting Party in the amount of any such payment, together with Interest thereon, not paid within thirty (30) days after demand is made, and said lien may been enforced by judicial foreclosure proceedings against the Defaulting Party's Tract or Tracts in accordance with then applicable Texas law. The Affected Party shall have the right to file with the appropriate governmental office or offices a memorandum of lien, lis pendens or other notice or notices as may be required by law to give notice of such lien and the amount thereof, said notice or notices to be filed after the expiration of said 30-day period.

                  (ii) Notwithstanding the foregoing or any other provision of this Section 18.1(c), in no event shall the foreclosure or any other enforcement of the lien created by Section 18.1(c)(i) result in a termination of any lease with respect to space in Improvements located on any Tract.

                  (iii) For any period which is not during the Subordination
            Period (as defined in Section 18.1(c)(iv) below), the lien granted in this Section 18(c) shall be prior to and superior to any other liens or encumbrances on the Defaulting Party's Tract or Tracts and all Improvements thereon, including any liens arising or attaching before, on and/or after (subject to Section 18.1(c)(iv) below) the date on which notice of such lien and the amount thereof is filed with the appropriate governmental office or offices. Additionally, during the Subordination Period, the lien granted in this Section 18(c) shall be prior to and superior to any other liens or encumbrances on the Defaulting Party's Tract or Tracts and all Improvements thereon (including any liens arising or attaching before, on and/or after [subject to Section 18.1(c)(iv) below] the date on which notice of such lien and the amount thereof is filed with the appropriate governmental office or offices) if (i) the Defaulting Party is Tower I Owner, or Tower II Owner, and (ii) the Affected Party is Tower I Owner or Tower II Owner.

                  (iv) If a Condo is constructed on the Hotel/Condo Tract and the Condo has been submitted to a condominium form of ownership, during the period such Condo continues to be operated as a condominium on the Hotel/Condo Tract (the "Subordination Period"), the lien granted to the Affected Party by Section 18.1(c)(i) above shall become subordinate to any lien held by a third party holder of a bona fide first lien Mortgage encumbering (x) the Hotel/Condo Owner's Tract and/or the Improvements located thereon (including, without limitation, any Unit in the Condo) arising during the Subordination Period, and (y) the Tower I Tract and/or the Tower II Tract and any Improvements located thereon only if the Affected Party is the Hotel/Condo Owner, during the Subordination Period; provided, however, that any Mortgagee holding a first lien Mortgage described above when in possession or any receiver, and in the event of a foreclosure, any purchaser at a foreclosure sale, and any such Mortgagee acquiring a deed in lieu of foreclosure, and all persons claiming by, through or under such purchaser or Mortgagee, shall hold title subject to the liability and lien of any payment hereunder coming due after (but not prior to) such foreclosure (or conveyance in lieu of foreclosure). Throughout the Term of this REA, the lien granted in Section 18.1(c)(i) shall be prior to and superior to any other liens or encumbrances on the Defaulting Party's Tract or Tracts and all Improvements located thereon arising or attaching before, on and/or after the date on which notice of such lien and the amount thereof is filed with the appropriate governmental office or offices (subject to the first sentence of this Section 18.1(c)(iv)).

            Notwithstanding the foregoing, if a Condo is constructed on the Hotel/Condo Tract, the Condo has been submitted to the condominium form of ownership and Tower I Owner or the Tower II Owner is the Affected Party, Tower I Owner or the Tower II Owner shall, upon written request from the applicable Unit Owner(s) or the Association, exclude any Unit(s) owned by Unit Owner(s) who pay directly to Tower I Owner or the Tower II Owner their prorata share (as determined by the most recent common expense allocations delivered to Common Area Manager by the Association) of any unpaid amount which is the subject of the applicable default (whether or not such amount has been assessed by or paid to the Association by such Unit Owner) (any such Unit for which such sums are paid in full directly to Tower I Owner or the Tower II Owner is hereinafter referred to as an "Excluded Unit") from any foreclosure proceeding related to the applicable default. Furthermore, if the Affected Party has filed with the appropriate governmental office or offices a memorandum of lien, lis pendens or other notice or notices as may be required by law to give notice of such lien and the amount thereof in accordance with Section 18.1(c)(i), upon written request from a Unit Owner of an Excluded Unit or the Association, Tower I Owner or the Tower II Owner shall deliver a release of any such memorandum of lien, lis pendens or notices for the Excluded Unit, but no such release shall diminish the effectiveness of this REA as to the Excluded Unit or the availability of any default remedy granted in this REA with respect to the Excluded Unit for any subsequent default hereunder, or release the Association from the defaulted obligation.

            (d) The holder of a Mortgage on all or any portion of a Tract shall have the right to be subrogated to the position of the holder of any lien arising pursuant to this Article XVIII affecting the property secured by its Mortgage upon payment of the amount secured by such lien.

            (e) The option given in this Article is for the sole protection of the Affected Party and its existence shall not release the Defaulting Party from the obligation to perform the terms, provisions, covenants and conditions herein provided to be performed by it or deprive the Affected Party of any legal rights which it may have by reason of any such default except as may be otherwise provided in this REA.

            (f) In addition to (and not in lieu of) the foregoing remedies, in the event the Association or any Unit Owner fails to pay any portion of any monetary sum due hereunder within any applicable cure period described above, to the maximum extent permitted by law, Common Area Manager shall have the right in its sole and absolute discretion to disable all Parking Deck access cards issued to Unit Owners and prohibit access to the Hotel/Condo Spaces and the Shared Spaces by the Association and all Unit Owners (even those Unit Owners who have paid their prorata share of such monetary sum to the Association or Common Area Manager) until all outstanding sums due under this REA are paid in full by the Association and/or the Unit Owners, which action shall not serve to release the Association and/or Unit Owners from any past due amounts or any amounts not yet assessed under this REA. Hotel/Condo Owner and/or the Association, if in existence, hereby agree to jointly and severally indemnify, defend and hold Common Area Manager harmless from and against any and all claims, loss, damages, costs and expenses, including reasonable attorneys' fees, incurred by Common Area Manager due to Common Area Manager 's exercise of its rights under this
Section 18.1(f).

            (g) In addition to the remedies provided above, the Owners shall have the right to obtain injunctive or other legal or equitable relief as may be available at law or in equity.

                                  ARTICLE XIX

                                     NOTICES

            Section 19.1 Notice to Owners

            Each notice, demand, request, consent, approval, disapproval or designation (all of which are herein referred to as a "Notice") that an Owner is required or desires to give or make or communicate to any other Owner shall be in writing and shall be given or delivered:

In the case of                           Hines Corporate Properties LLC
Tower I Owner to:                        c/o Hines Interests Limited Partnership
                                         2800 Post Oak Boulevard, Suite 4800
                                         Houston, Texas 77056
                                         Attn:  Thomas Owens
                                         Telephone: (713) 966-2654
                                         Telecopier: (713) 966-7851

and with a copy to:                      Baker Botts L.L.P.
                                         2001 Ross Avenue
                                         Dallas, Texas 75201
                                         Attn:  Patricia M. Stanton
                                         Telephone: (214) 953-6704
                                         Telecopier: (214) 953-6503

and with a copy to:                      Hines Interests Limited Partnership
                                         One Galleria Tower
                                         13355 Noel Road, Suite 250
                                         Dallas, Texas 75240
                                         Attn:  Clayton C. Elliott
                                         Telephone: (972) 716-2910
                                         Telecopier: (972) 934-1460
and with a copy to:                      Baker Botts L.L.P.
                                         2001 Ross Avenue
                                         Dallas, Texas 75201
                                         Attn:  Patricia M. Stanton
                                         Telephone: (214) 953-6704
                                         Telecopier: (214) 953-6503

in the case of Hotel/Condo Owner:        Hines Dallas Hotel Limited Partnership
                                         c/o Hines Interests Limited Partnership
                                         2800 Post Oak Boulevard, Suite 4800
                                         Houston, Texas 77056
                                         Attn:  C. Hasty Johnson
                                         Telephone: (713) 966-7619
                                         Telecopier: (713) 966-2636

and with a copy to:                      Hines Interests Limited Partnership
                                         One Galleria Tower
                                         13355 Noel Road, Suite 250
                                         Dallas, Texas 75240
                                         Attn:  Clayton C. Elliott
                                         Telephone: (972) 716-2910
                                         Telecopier: (972) 934-1460

and with a copy to:                      Baker Botts L.L.P.
                                         2001 Ross Avenue
                                         Dallas, Texas 75201
                                         Attn:  Patricia M. Stanton
                                         Telephone: (214) 953-6704
                                         Telecopier: (214) 953-6503

in the case of Tower II Owner to:        RREEF Dallas
                                         1406 Halsey Way, Suite 110
                                         Carrollton, Texas 75002
                                         Attn:  Galleria North Tower II
                                         District Manager
                                         Telephone: (214) 273-2300
                                         Telecopier: (214) 365-9323

and with a copy to:                      Norton O'Meara
                                         RREEF Portfolio Management Group
                                         Vice President
                                         875 North Michigan Avenue, 41st Floor
                                         Chicago, Illinois 60611
                                         Telephone: (312) 266-9300
                                         Telecopier: (312) 266-9346
sent by certified United States Mail, return receipt requested, telecopy, or by Federal Express (or other national overnight delivery service) or other courier service. Notices sent via certified United States Mail shall be deemed received two (2) business days after being deposited in a regularly maintained receptacle for the United States Mail. Notices sent via telecopy shall be deemed received upon receipt (provided transmission and receipt thereof is during Normal Business Hours on business days, otherwise, such telecopied notices shall be deemed received on the next business day) by the sender of electronic confirmation of the transmission thereof. Any other notice shall be deemed given upon receipt or refusal thereof. Any Owner shall have the right to change its address to which notices shall thereafter be sent and the party to whose attention such notice shall be directed by giving the other party notice fifteen
(15) days prior written notice thereof in accordance with the provisions of this
Section 19.1. Additionally, each Owner may designate up to three (3) additional addresses to which copies of all notices shall be sent.

            Section 19.2 Notice to Mortgagee

            Each Owner giving a notice of default under this REA shall send, in accordance with Section 19.1, a copy of such notice to any holder of a Mortgage on the Tract and/or Improvements of the Owner so notified, provided such holder or its mortgagor shall have sent the Owner giving the notice of default a notice informing it of the existence of such Mortgage and the name of the person or officer and the address to which copies of the notices of defaults are to be sent, and such holder and any other Person named as recipient of notice pursuant to Section 19.1 above shall be permitted to cure any such default not later than sixty (60) days after a copy of the notice of default shall have been sent to such holder or other notice recipient, provided that in the case of a default which cannot with diligence be remedied within such period of sixty (60) days that if it has commenced within the sixty (60) days and is proceeding with diligence to remedy such default, then such holder or other notice recipient shall have such additional period as may be necessary to remedy such default with diligence and continuity. Initiation of foreclosure proceedings against a defaulting Owner shall constitute "diligence" by a Mortgagee hereunder so long as such foreclosure proceedings are continuously pursued. The foregoing requirements to give notice of default to a Mortgagee and allow such Mortgagee an opportunity to cure such default shall not preclude the exercise of self-help remedies by a non-defaulting Owner under Section 18.1 in the event of an emergency.

                                   ARTICLE XX

           ASSIGNMENT, TRANSFER AND MORTGAGE, LIMITATION OF LIABILITY

            Section 20.1 Party Not Released Except as Provided Herein

            (a) A transfer or conveyance by any Owner of its entire Tract or assignment of this REA shall be deemed to release such Owner from all further liability arising under this REA in respect of any period after the last to occur of (x) the date of such transfer or conveyance, and (y) the date such Owner shall no longer have a possessory interest in its Tract, either as owner or lessee in possession.

            (b) If any of the Tracts are sold or otherwise transferred, such transfers shall be subject to this REA and the transferees, including the lessor under a Ground Lease reacquiring possession upon termination of such Ground Lease, shall be bound by its transferor's obligations hereunder as fully as if such transferees were originally parties hereto, and such obligations shall run with and be binding upon the Tracts and be binding upon all subsequent owners thereof, including any claims or liens arising under this REA against a prior Owner of a Tract which shall continue as to any transferee of such Tract.

            Section 20.2 Possessory Party Remains Responsible

            Notwithstanding anything to the contrary herein contained, if any Owner shall (i) convey its Tract and assign its interest under this REA in connection with a sale and leaseback or lease and sublease back, and it shall simultaneously become vested with a leasehold estate or similar possessory interest in its Tract by virtue of a lease made by the grantee or lessee, as the case may be, or (ii) shall convey its Tract or its interest therein by way of a Mortgage and retain its possessory interest in its Tract, then, in neither of such events shall the assignee of this REA under such sale and leaseback or lease and sublease back, or the Mortgagee under any such Mortgage, be deemed to be an Owner or to have assumed or be bound by any of such Owner's obligations hereunder for so long as such Owner shall retain such possessory interest, and such obligations and the status as an Owner hereunder shall continue to remain solely those of such Owner so long as such Owner retains such possessory interest and performance by such Owner of any act required to be performed under this REA by it or fulfillment of any condition of this REA by such Owner shall be deemed the performance of such act or the fulfillment of such condition and shall be acceptable to the Owners with the same force and effect as if performed or fulfilled by such assignee, lessor, or Mortgagee.

            Section 20.3 Rights of Parties

            Notwithstanding anything to the contrary contained in this REA, but subject to Section 11.4, each Owner may Mortgage its Tract or its interest therein and/or sell and leaseback or lease and sublease back its Tract or its interest therein, and, in connection with any such transaction, assign its interest in this REA. If any such Mortgage is foreclosed or a deed delivered in lieu of foreclosure, or if any Owner shall have entered into a sale and leaseback or a lease and sublease back transaction involving its Tract and any such Owner is the lessee or sublessee thereunder and such lessee or sublessee shall be deprived of possession of such Tract by reason of its failure to comply with the terms of such leaseback or sublease back, any person or entity who has acquired, or shall thereafter acquire, title to such Tract or a leasehold estate therein shall hold the same subject to all other terms, provisions, covenants, conditions and restrictions contained in this REA.

            Section 20.4 Priority of REA

            This REA and the rights, interests, liens, and Easements created hereunder shall be prior and superior to any Mortgage or other lien upon or against any Owner's Tract or Tracts other than such liens as by law have priority over the lien and operation of this REA.

            Section 20.5 Ground Leases

            If any Owner of fee simple title to a Tract has entered into, or shall enter into, a Ground Lease of its entire Tract (or Undivided Interest therein) and other interests in accordance with Section 11.4, then the lessee under such Ground Lease shall be deemed to be the Owner of such Tract (or Undivided Interest therein) and to have assumed or be bound by any and all of such Owner's obligations hereunder for so long as such lessee shall be the lessee under such Ground Lease, and such obligations and the status as an Owner hereunder shall continue to remain solely those of such lessee so long as such lessee shall be the lessee under such Ground Lease. The lessor under any such Ground Lease shall not be the Owner of the applicable Tract (or Undivided Interest therein), and shall not have any of the rights or obligations of an Owner hereunder until such time as the Ground Lease terminates or expires. Upon such termination of expiration of such Ground Lease, the lessor thereunder shall become the Owner of the applicable Tract (or Undivided Interest therein) subject to and bound by the terms of this REA.

            Section 20.6 Limitation of Liability

            No Owner or its partners, venturers, employees, shareholders, affiliates, officers, directors, agents, representatives, agents, advisors, or consultants shall have any personal liability for its or their failure to perform any covenant, term or condition of this REA, it being expressly agreed that any money judgment recovered against any Owner shall be satisfied only out of, and the sole and exclusive recourse of any Owner damaged as a result of such default shall be against, the right, title and interest of such Owner in the Tract involved and the Improvements thereon including the proceeds of sale received upon execution of such judgment thereon against the right, title and interest of such Owner in the Tract involved and the Improvements thereon and the rents or other income or revenue from such property receivable by such Owner or the consideration received by such Owner from the sale or other disposition (including a Condemnation) of all or any part of such Owner's right, title and interest in the Tract involved and Improvements thereon or the insurance proceeds received by such Owner respecting any casualty affecting the Improvements.

                                  ARTICLE XXI

                                 EMINENT DOMAIN

            Section 21.1 Condemnation of Common Areas.

            Except as expressly provided herein to the contrary, if any part of the Common Improvements shall be taken by Condemnation during the Term of this REA, then the Owner on whose Tract or Tracts such portion of the Common Improvements is located shall, at its own cost and expense and without regard to the amount of the Condemnation proceeds awarded, restore or replace the same to the extent they can be restored or replaced as nearly as possible to its condition immediately prior to such taking and shall restore or replace any entrances, exits, ramps, driveways, stairs or other Improvements as may be necessary to permit the continued use and operation of the remaining portion of the Common Improvements. If, as a result of such Condemnation, any Easement is extinguished or materially impaired, then changes shall be made to provide easements comparable, to the extent commercially practicable under the circumstances, to the Easement created or reserved under this REA. If the Condemnation proceeds are insufficient, the costs of restoration in excess of such Condemnation proceeds shall be paid by the Owners in the percentages set forth in Section 3.4, as to the initial construction of the particular Improvement. If, upon completion of any such repair and restoration, there are any remaining Condemnation proceeds, any such remaining Condemnation proceeds shall be refunded to the Owners in the percentages set forth in Section 3.4 as to the initial construction of the particular Improvement. Such restoration or replacement shall be performed in accordance with the provision of this REA, and shall be completed with diligence but in no event later than the date which is twelve (12) months as to the Parking Deck and twenty-four (24) months as to all other Improvements after the Condemnation Date; provided, however, that said twelve (12) month and twenty-four (24) month period shall be subject to extension by reason of Unavoidable Delays, said extension to be for the period of such Unavoidable Delays.

            Section 21.2 Condemnation of Other Improvements

            If any Improvements on a Tract shall be taken by Condemnation, the Owner of such Tract shall, promptly restore or replace such Improvements so as to constitute a complete architectural unit to the extent required under Section 21.1, or, if not required to restore under Section 21.1, then such Owner shall, if it elects not to restore, promptly comply with the requirements of Section
13.3 hereof as to such Improvements.

            Section 21.3 Award

            (a) In the event a Tract or any part thereof is taken by Condemnation, each Owner, including any Owners who hold Easements in the Condemned Tract, shall, subject to Section 21.3(b), be entitled to claim and collect from the condemning authority and recover out of the Condemnation award the damages to its own Tract resulting from the taking of the condemned portion of the other Tract.

            (b) The entire award made for a taking by Condemnation of any Improvements shall be applied first, before being devoted to any other purpose, to restoration or razing of the Improvements to the extent required by this
Article XXI.

            (c) In the event of an award to any Owner in excess of Five Hundred Thousand Dollars ($500,000.00), the proceeds thereof shall be deposited in a bank or trust company reasonably satisfactory to each of the Owners (a first Mortgagee of the Owner's Tract which was taken by Condemnation being satisfactory) and shall be held and re-advanced in accordance with the procedure set forth in Section 14.3.

            Section 21.4 Notice of Proposed Condemnation

            If any Owner (the "condemnee") shall receive official notice from a condemning authority ("condemnor") of a proposed condemnation of any of the condemnee's Tract, such Owner shall inform the other Owners of such fact, and when known, of the portion or portions of its Tract to be so condemned and the date upon which it is anticipated that the condemnee will be required to surrender possession thereof to the condemnor. No Owner shall execute or deliver any conveyance affecting any Common Improvements in lieu of Condemnation without the prior written consent of Tower I Owner and Tower II Owner, each acting in their sole discretion.

                                  ARTICLE XXII

                    ALTERATIONS AND ADDITIONS TO IMPROVEMENTS

            Section 22.1 Alterations

            Each Owner shall have the right to make, at its own cost and expense, such alterations to its Improvements (other than Common Improvements) as it may desire so long as the same are in accordance with this REA, including
Article XI and this Article XXII, and so long as the same will not (a) result in a condition having a materially adverse effect on the use and enjoyment of the Common Improvements as shown on the Plans or provided for in this REA, (b) impair the structural integrity and soundness of the Improvements in question,
(c) use a different exterior material than existed before or result in a substantially different exterior appearance, (d) increase materially the cost of maintenance of another Owner's Improvements or the Common Improvements, (e) render performance of any covenant hereunder on the part of such Owner impossible, (f) adversely affect the orderly flow of pedestrian and vehicular traffic on the Site or render any Tract less accessible to such traffic, or (g) reduce the capacity of the Parking Deck below the ratio required to be maintained in order to meet the requirements of this REA. In addition, any Material Changes to the Hotel/Condo Improvements must be approved by Tower I Owner and Tower II Owner; any Material Changes to Tower I must be approved by Tower II Owner; and any Material Changes to Tower II must be approved by Tower I Owner.

            Section 22.2 Approval

            The Owner (the "Developing Owner") who proposes to make Material Changes to such Improvements shall reimburse the other Owners their reasonable expenses of reviewing and approving the plans for such Improvements within thirty (30) days following receipt of invoices therefor. At the time the Developing Owner submits the plans as hereinabove required, it also shall submit engineering reports from structural engineers licensed by the State of Texas demonstrating that the new Improvements can be built without material structural damage to the Common Improvements. Any approval required under this Article XXII shall be given or withheld within ten (10) days after submission to the applicable Owner of the request for such approval in writing together with information sufficient to make an informed decision. The failure of an Owner to respond to an initial request within such ten (10) day period shall be deemed disapproval of such request; provided that if a second request is made regarding the same subject matter, then the failure to respond within five (5) days shall be deemed approval of such request. Approvals required under this Article XXII may be given or withheld in the sole discretion of the Owner from whom such approval is required, provided that such approval shall not be unreasonably withheld if the applicable Improvements, after the implementation of such alterations, will comply with First Class Standards and will be architecturally harmonious with the other Improvements on the Site. Any such Improvements shall be constructed in substantial accordance with the plans therefor as approved by the Owners required to approve them hereunder and in good and workmanlike manner, using first-class materials in accordance with First Class Standards, in accordance with all applicable laws, ordinances, rules and regulations (including, without limitation, building codes) of all Governmental Agencies, and otherwise in accordance with the terms and conditions of this REA. Without limiting the generality of the foregoing, no such Improvement shall be constructed in such manner as will cause any then existing Improvement to be in violation of applicable building codes. The Developing Owner shall indemnify and hold the other Owners harmless from all claims, damages, liabilities, responsibilities, costs and expenses (including reasonable attorneys' fees) arising out of, related to or in any manner connected with the construction of the new Improvements including, without limitation, the cost of repairing any damage to any existing Improvements, including the Common Improvements, resulting from the construction of such new Improvements.

                                 ARTICLE XXIII

                                     PERMITS

            Any easements, franchises, grants of air rights, conveyances of fee simple title to property within the current rights of way of public streets adjoining the Site or other permits, (said easements, franchises, grants of air rights, conveyances and permits being hereinafter referred to collectively as the "Appurtenances") now held by or hereafter acquired or obtained by any of the Owners from Governmental Agencies in connection with the construction of Improvements, including the Common Improvements, located on the Site shall be, and hereby are made, subject to this REA and all of the terms and provisions hereof. For purposes of this REA, said Appurtenances shall be deemed to be part of the Tract of the Owner acquiring or obtaining same, and, as part of said Tract, shall be subject to the Easements and other rights and burdens granted and created herein including, without limitation, the Easements granted in this REA. The Owner which holds or is the owner of any Appurtenance shall be solely responsible for any fees or taxes payable with respect thereto except to the extent that such fees or taxes are includable in Expenses. In the event of expiration (without renewal), termination, revocation, condemnation or other loss of any Appurtenance, the provisions of Article XXI of this REA shall govern entitlement to any award or other compensation, if any, resulting therefrom.

                                  ARTICLE XXIV

                                   ARBITRATION

            Section 24.1 Arbitration

            (a) Any Owner may require that any dispute under this REA be submitted to arbitration pursuant to this Section 24.1. All arbitrations shall occur at a location in Dallas, Texas chosen by the arbitrators and shall be conducted pursuant to the Arbitration Rules for the Real Estate Industry (effective on May 1, 1994, and as subsequently amended) of the American Arbitration Association (or the successor organization, or if no such successor organization exists, then from an organization composed of persons of similar professional qualifications). To the extent the provisions of this Section 24.1 vary from or are inconsistent with the Arbitration Rules for the Real Estate Industry (effective on May 1, 1994, and as subsequently amended) of the American Arbitration Association or any other arbitration tribunal, the provisions of this Section 24.1 shall govern. All arbitrations will be governed by the provisions of this Section 24.1, the Arbitration Rules for the Real Estate Industry (effective on May 1, 1994, and as subsequently amended) of the American Arbitration Association (to the extent not inconsistent with this Section 24.1), and the laws of the State of Texas (to the extent not inconsistent with any of the foregoing). The party desiring such arbitration shall give notice to that effect to the other party and simultaneously therewith also shall give notice to the director (the "Director") of the Dallas, Texas regional office of the American Arbitration Association (or the successor organization, or if no such successor organization exists, then from an organization composed of persons of similar professional qualifications), requesting such organization to select, as soon as possible but in any event within the next thirty (30) days, three neutral arbitrators with, if reasonably possible, recognized expertise in the subject matter of the arbitration. At the request of any party, the arbitrators shall authorize the service of subpoenas for the production of documents or attendance of witnesses. Within thirty (30) days after their appointment, the arbitrators so chosen shall hold a hearing at which each party may submit evidence, be heard and cross-examine witnesses, with each party having at least ten (10) days' advance notice of the hearing. The hearing shall be conducted such that each Owner shall have reasonably adequate time to present oral evidence or argument, but either party may present whatever written evidence it deems appropriate prior to the hearing (with copies of any such written evidence being sent to the other party). In the event of the failure, refusal or inability of any arbitrator to act, a new arbitrator shall be appointed in his stead, which appointment shall be made in the same manner as hereinbefore provided. The decision of the arbitrators so chosen shall be given within a period of thirty (30) days after the conclusion of such hearing and shall be accompanied by conclusions of law and findings of fact. The decision in which any two arbitrators so appointed and acting hereunder concur shall in all cases be binding and conclusive upon the parties and shall be the basis for a judgment entered in any court of competent jurisdiction. The fees and expenses of arbitration under this Section 24.1 shall be apportioned to the Owners in such a manner as decided by the arbitrators. The Owners may at any time by mutual written agreement discontinue arbitration proceedings and themselves agree upon any such matter submitted to arbitration.

                                  ARTICLE XXV

                                  MISCELLANEOUS

            Section 25.1 Term of this REA

            This REA and the obligations hereunder shall continue, and shall remain binding from the date hereof until December 31, 2097 (the "Termination Date"); provided, however, that the Easements created in this REA (and the cost sharing obligations pertaining thereto) which are perpetual shall survive in perpetuity. Notwithstanding the foregoing, in the event it is determined that this REA, or any provision thereof, is governed by or subject to the rule against perpetuities or any other rule of law limiting the term or duration hereof, then this REA, or such provision, as the case may be, shall terminate on the earlier of (i) December 31, 2097, or (ii) the date on which twenty (20) years after the date of death of the last surviving child living as of the date of this REA of any of the partners as of the date of this REA of Baker Botts L.L.P., a Texas limited liability partnership; or (iii) the longest period permitted pursuant to such rule of law.

            Section 25.2 Amendments and Modifications

            This REA may be amended, modified or terminated by the Owners and their respective Mortgagees, without the consent or approval of any other Person(s) including, without limitation, any tenants occupying any Improvements, each acting in their sole discretion. Any amendment or modification hereof, in order to become effective, shall be made by written instrument in recordable form executed by each of the Owners, each acting in their sole discretion.

            Section 25.3 Exhibits

            Each reference herein to an Exhibit refers to the applicable Exhibit that is attached to this REA. All such Exhibits constitute a part of this REA and by this Section are expressly made a part hereof.

            Section 25.4 References to Articles, Sections and Subsections

            All references herein to a given Article, Section, subsection or subparagraph refer to the Article, Section, subsection or subparagraph of this REA.

            Section 25.5 Table of Contents and Captions

            The table of contents and captions of this REA are inserted only as a matter of convenience and for reference. They do not define, limit or describe the scope or intent of this REA and they shall not affect the interpretation hereof.

            Section 25.6 Locative Adverbs

            The locative adverbs "herein," "hereunder," "hereto," "hereby," "hereinafter," and like words wherever the same appear herein, mean and refer to this REA in its entirety and not to any specific Article, Section or subsection or hereof.

            Section 25.7 REA for Exclusive Benefit of Parties

            The provisions of this REA are for the exclusive benefit of the Owners, their successors and assigns, and not for the benefit of any Person not an Owner. This REA shall not be deemed to have conferred any rights upon any third person.

            Section 25.8 Waiver of Default

            A waiver of any default by an Owner must be in writing and no such waiver shall be implied from any omission by an Owner to take any action in respect of such default. No express written waiver of any default shall affect any default or cover any period of time other than the default and period of time specified in such express waiver. One or more written waivers of any default in the performance of any provisions of this REA shall not be deemed to be a waiver of any subsequent default in the performance of the same provisions or any other term or provisions contained herein. The consent or approval by an Owner to or of any act or request by another Owner requiring consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act or requests.

            Section 25.9 No Partnership, Joint Venture or Principal-Agent Relationship

            Neither anything in this REA nor any acts of the Owner shall be deemed by the Owners, or by any third person, to create the relationship of principal and agent, or of partnership, or of joint venture, or of any association between the Owners, and no provisions of this REA are intended to create or constitute any Person a third party beneficiary thereof.

            Section 25.10 Estoppel Certificates

            Any Owner shall, from time to time, upon not less than ten (10) business days' notice from any other Owner, execute and deliver to such other Owner a certificate in recordable form stating, if such be the case, that this REA is unmodified and, to the best of its knowledge, this REA is in full force and effect, as modified, and stating the modification and stating whether or not, to the best of its knowledge, the Owner requesting such certificate is in default in any respect under this REA, and if in default, specifying such default and any amounts owed to or by it under the terms of this REA.

            Section 25.11 Successors

            This REA shall be binding upon and inure to the benefit of the respective successors and assigns of the Owners.

            Section 25.12 Governing Laws

            This REA shall be construed and governed in accordance with the laws of the State of Texas.

            Section 25.13 Remedies Cumulative

            Unless otherwise expressly provided herein, all rights, privileges and remedies afforded the Owners by this REA shall be deemed cumulative and the exercise of any one of such remedies shall not be deemed to be a waiver of any other right, remedy or privilege provided for herein or by law or in equity.

            Section 25.14 Covenants Run With the Land

            It is intended that the covenants, grants, easements, agreements, promises and duties of each Owner as set forth in this REA, shall be construed as covenants and not as conditions, and that, to the fullest extent legally possible, all such covenants shall run with and be enforceable against both the covenantor and the land or constitute equitable servitudes between the Tract of the respective covenantor, as the servient tenement, and the Tract of the respective covenantee, as the dominant tenement. Unless the content indicates otherwise, every covenant, easement, agreement and promise of each Owner as set forth in this REA shall be deemed a covenant, easement, agreement and promise made for the joint and several benefit of the other Owners and every duty of each Owner as set forth in this REA shall be deemed to run to and for the joint and several benefit of the other Owners.

            Section 25.15 Default Shall Not Permit Termination of REA

            No default under this REA shall entitle any Owner to cancel or otherwise rescind this REA, provided, however, that this limitation shall not affect any other rights or remedies that the Owners may have by reason of any default under this REA.

            Section 25.16 Counterparts

            This REA may be signed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. The signature of an Owner to any counterpart may be removed and attached to any other counterpart. Any counterpart to which is attached the signatures of all Owners shall constitute an original of this REA.

            Section 25.17 Condition to Right of Entry

            Whenever any Owner is granted pursuant to this REA a right of entry over, upon or under another Owner's Tract for the purpose of constructing, repairing or maintaining any Improvements, Common Improvements, or any other improvements of any nature, such right of entry is hereby expressly conditioned upon the entering Owner minimizing to the fullest reasonable extent consistent with its right of entry any interference with the use and enjoyment of the Tract entered by the Owner of such Tract or any other Person who may have rights therein.

            Section 25.18 Security

            ANY ACCESS CONTROL MEASURES PROVIDED BY AN OWNER MAY NOT BE TREATED BY ANY OTHER OWNER AS A GUARANTEE AGAINST CRIME. ALL OWNERS WAIVE ANY GUARANTY OR WARRANTY, EXPRESSED OR IMPLIED, WITH RESPECT TO ACCESS CONTROL AT THE SITE, OR THAT ANY CONTROL MEASURES WILL PREVENT OCCURRENCES OR CONSEQUENCES OF CRIMINAL ACTIVITY. ANY MECHANICAL ACCESS CONTROL DEVICES CAN BE RENDERED INOPERATIVE AT ANY TIME. NO OWNER IS RESPONSIBLE FOR A TEMPORARY FAILURE OF SUCH DEVICES. IF SUCH DEVICES ARE IN NEED OF REPAIR, ALL OWNERS WAIVE ALL WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO REPAIR OF SUCH DEVICES. INSTALLATION OR USE OF ANY ACCESS CONTROL MEASURE DOES NOT CONSTITUTE A VOLUNTARY UNDERTAKING OR AGREEMENT BY ANY OWNER TO PROVIDE ACCESS CONTROL TO ANY OTHER OWNER. AN OWNER MAY MODIFY, REDUCE OR ELIMINATE THE USE OF ANY ACCESS CONTROL MEASURE AT ANY

TIME WITHOUT NOTICE TO ANY OTHER OWNER. NO OWNER OR ITS AGENTS, EMPLOYEES OR REPRESENTATIVES ARE LIABLE IN ANY WAY FOR ANY DISRUPTION IN THE OPERATION OR PERFORMANCE OF ANY ACCESS CONTROL MEASURE. NO OWNER MAKES, AND ALL OWNERS WAIVE, ANY GUARANTY OR WARRANTY THAT THE PRESENCE OF ANY ACCESS CONTROL MEASURE AT THE SITE IN ANY WAY INCREASES THE PERSONAL ACCESS CONTROL OF ANY OWNER OR ITS PROPERTY. NO OWNER IS LIABLE TO ANY OTHER OWNER FOR ANY INJURY, DAMAGE OR LOSS WHATSOEVER WHICH IS CAUSED (A) AS A RESULT OF ANY PROBLEM, DEFECT, MALFUNCTION OR THE FAILURE OF THE PERFORMANCE OF ANY ACCESS CONTROL MEASURE OR (B) BY ANY PERSON ENGAGING IN CRIMINAL ACTIVITY.

                                  ARTICLE XXVI

                                    CONSENTS

            Section 26.1 Consent

            (a) Except to the extent the consent of an Owner or Mortgagee is expressly permitted to be given or withheld in its sole discretion, the consent or approval required of an Owner and its Mortgagee may not be unreasonably withheld, delayed or conditioned, provided the approval of any and all amendments to this REA may be given or withheld by each Owner in its sole discretion.

            Any consent or approval required hereunder shall be given or withheld within thirty (30) days after the request therefor in writing, unless a different period of time is expressly provided for herein. A failure of an Owner to respond to a request for approval or consent within such thirty (30) day period or other period expressly provided for shall be deemed a disapproval and a refusal to consent except as otherwise expressly provided herein.

                                 ARTICLE XXVII

                               UNAVOIDABLE DELAYS

            Notwithstanding anything contained in this REA and regardless of whether or not any specific reference in this REA is made to this Article XXVII, each Owner shall be excused from performing any obligation under this REA and any delay in the performance of any obligation under this REA shall be excused, if and so long as the performance of the obligation is prevented or delayed by acts of God, fire, earthquake, floods, explosion, actions of the elements, war, riots, mob violence, inability to procure labor, equipment, facilities, materials or supplies in the open market, failure of transportation, strikes, lockouts, actions of labor unions, condemnation, court orders, laws, regulations or orders of governmental or military authorities or any other cause, whether similar or dissimilar to the foregoing, not within the reasonable control of such Owner (other than lack of or inability to fulfill its monetary commitments and obligations under this REA).

                                 ARTICLE XXVIII

                         MANAGEMENT REPLACEMENT ELECTION

            (a) If the Management Condition is satisfied, then Tower II Owner shall have the right (during the continuance of the satisfaction of the Management Condition) to elect to replace Tower I Owner as the Common Area Manager by furnishing written notice to Tower Owner and Hotel/Condo Owner of such election at least thirty (30) days prior to the commencement of the following calendar year (in which event such replacement shall be effective on the first (1st) day of the following calendar year).

            (b) If Tower II Owner makes the election to replace Tower I Owner as the Common Area Manager, Tower II Owner shall be the Common Area Manager for at least three (3) calendar years. Effective as of the beginning of such fourth

(4th) calendar year, Tower I Owner may elect to replace Tower II Owner as the Common Area Manager by furnishing written notice to Tower II Owner and Hotel/Condo Owner at least thirty (30) days prior to the first (1st) day of such fourth calendar year, or if Tower I Owner desires to make such election for a later calendar year, at least thirty (30) days prior to the first (1st) day of the calendar year in which such election is to be effective (in which event such replacement shall be effective on the first (1st) day of the calendar year following such notice).

            (c) Once Tower II Owner has properly elected to replace Tower I Owner as the Common Area Manager pursuant to subsection (a) above, each of Tower I Owner and Tower II Owner shall alternatively have the right to elect to replace the other Owner as the Common Area Manager provided the other Owner serves as Common Area Manager for at least three (3) calendar years. The election must always be made at least thirty (30) days prior to the first (1st) day of the calendar year such replacement is to be effective (and such notice may be furnished prior to the expiration of the three (3) year service period so long as the replacement is not effective until after the expiration of the three
(3) year service period). In no event shall Hotel/Condo Owner have the right to be the Common Area Manager. The right to replace the Common Area Manager under this Article XXVIII is herein referred to as the "Manager Replacement Election."

            EXECUTED as of the date first above written.

                               TOWER I OWNER:

                               TEXAS CORPORATE PROPERTIES, L.P.

                               By:  Texas Corporate Properties GP, LLC, its
                                    general partner

                                     By:   Hines Corporate Properties, LLC, its
                                           sole member

                                           By: __________________________

                                           Name: ________________________

                                           Title: _______________________

                               TOWER II OWNER:

                               RREEF GALLERIA NORTH TOWER II, L.P.

                               By:   RREEF America REIT Corp. EE

                                           By: __________________________

                                           Name: ________________________

                                           Title: _______________________

                               HOTEL/CONDO OWNER:

                               HINES DALLAS HOTEL LIMITED PARTNERSHIP

                               By: Dallas Hines Hotel Management, LLC, its general partner

                                     By:   Hines Interests Limited Partnership,
                                           its sole member

                                           By:   Hines Holdings, Inc., general
                                                 partner

                                                 By: __________________________

                                                 Name: ________________________

                                                 Title: _______________________

      The undersigned lessors under all existing Ground Leases of any of the Tracts hereby execute this REA for purposes of agreeing that (a) during the term of any Ground Lease, the lessee under the Ground Lease shall be the Owner of the applicable Tract under this REA for all purposes and the lessor under any such Ground Lease shall have no rights or obligations hereunder, and (b) upon termination or expiration of any such Ground Lease, the lessor under the Ground Lease shall become the Owner of such Tract subject to and bound by the terms of this REA.

                   TOWER I:

                   HCP LAND, L.P.

                   By:   Hines BTS Partners Limited Partnership,
                         general partner

                         By:   Hines BTS GP LLC, general partner

                               By:   Hines Interests Limited Partnership,
                                     sole member

                                     By:   Hines Holdings, Inc.,
                                           general partner

                                           By: __________________________

                                           Name: ________________________

                                           Title: _______________________

STATE OF ________     ss.
                      ss.
COUNTY OF _______     ss.

      BEFORE ME, the undersigned, a notary public in and for the State of Texas, on this day personally appeared E. Staman Ogilvie, Executive Vice President of Hines Holding, Inc., as the general partner in Hines Interests Limited Partnership, as the sole member on Hines BTS GP LLC, as the general partner in Hines BTS Partners Limited Partnership, as the general partner in HCP Land, L.P., and, [being known to me] [alternative: being proved to me on the oath of __________ or through __________________ (describe identity card or other document of identification)], as the person whose name is subscribed to the foregoing instrument, he acknowledged to me that he executed the same for the purpose and consideration therein expressed and on behalf of said corporation, limited liability companies and said limited partnerships.


[NOTARY SEAL]                _______________________________________________
                             Notary Public, State of _______________________
                             Name: _________________________________________
                             My Commission Expires:_________________________


STATE OF ________     ss.
                      ss.
COUNTY OF _______     ss.

      BEFORE ME, the undersigned, a notary public in and for the State of Texas, on this day personally appeared Thomas Owens, the Chief Executive Officer of Hines Corporate Properties, LLC, as the sole member in Texas Corporate Properties GP, LLC, as the general partner in Texas Corporate Properties, L.P., and, [being known to me] [alternative: being proved to me on the oath of _____________ or through _________________(describe identity card or other document of identification)], as the person whose name is subscribed to the foregoing instrument, he acknowledged to me that he executed the same for the purpose and consideration therein expressed and on behalf of said limited liability companies and said limited partnership.

      Given under my hand and seal of office this ______ day of _______________, 2004.


[NOTARY SEAL]                _______________________________________________
                             Notary Public, State of _______________________
                             Name: _________________________________________
                             My Commission Expires:_________________________

STATE OF ________     ss.
                      ss.
COUNTY OF _______     ss.

      BEFORE ME, the undersigned, a notary public in and for the State of Texas, on this day personally appeared RREEF America REIT Corp., EE, a Maryland corporation and general partner of RREEF Galleria North Tower II, L.P., a Texas limited partnership, and, [being known to me] [alternative: being proved to me on the oath of _________________ or through ________________ (describe identity card or other document of identification)], as the person whose name is subscribed to the foregoing instrument, he/she acknowledged to me that he/she executed the same for the purpose and consideration therein expressed and on behalf of said corporation, limited liability company and limited partnerships.

      Given under my hand and seal of office this ______ day of _______________, 2004.


[NOTARY SEAL]                _______________________________________________
                             Notary Public, State of _______________________
                             Name: _________________________________________
                             My Commission Expires:_________________________


STATE OF ________     ss.
                      ss.
COUNTY OF _______     ss.

      BEFORE ME, the undersigned, a notary public in and for the State of Texas, on this day personally appeared E. Staman Ogilvie, Executive Vice President of Hines Holding, Inc., as the general partner in Hines Interests Limited Partnership, as the sole member in Hines Dallas Hotel Management, LLC, as the general partner of Hines Dallas Hotel Limited Partnership, and, [being known to me] [alternative: being proved to me on the oath of _____________________ or through ______________________ (describe identity card or other document of identification)], as the person whose name is subscribed to the foregoing instrument, he acknowledged to me that he executed the same for the purpose and consideration therein expressed and on behalf of said corporation, limited liability companies and said limited partnerships.

      Given under my hand and seal of office this ______ day of _______________, 2004.


[NOTARY SEAL]                _______________________________________________
                             Notary Public, State of _______________________
                             Name: _________________________________________
                             My Commission Expires:_________________________

                                    EXHIBIT A

                                  TOWER I TRACT

                                      Lot 1


                                   EXHIBIT A-1

                                      LOT 1

A 2.8022 acre tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7004, said tract being part of a 7.183 acre tract conveyed to Tenet Hospitals Limited by deed recorded in Volume 98006, Page 4013, Deed Records, Dallas County, Texas, and part of a 8.626 acre tract conveyed to Hines Group II Limited Partnership by deed recorded in Volume 91086, Page 4470, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas and being more particularly described as follows:

BEGINNING at a 1/2" iron rod with yellow plastic cap stamped "RLG" set in the east right-of-way line of Barton Drive (56.00 feet wide), said point being South 00(degree)18'49" East a distance of 224.97 feet from a chisel mark found at the northwest corner of said Tenet Hospitals Limited tract, said chisel mark being in the center line of a City of Dallas Trafficway Easement recorded in Volume 91199, Page 1041 and Volume 91199, Page 1051, Deed Records, Dallas County, Texas for Southern Boulevard;

THENCE North 89(degree)41'11" East for a distance of 469.40 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 00(degree)18'49" East for a distance of 267.67 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 89(degree)41'11" East for a distance of 151.76 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set in the west right-of-way line of Noel Road (a variable right-of-way);

THENCE South 00(degree)01'01" East with the said westerly right-of-way line of Noel Road for a distance of 54.00 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for comer;

THENCE South 89(degree)41'11" West for a distance of 430.43 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 00(degree)18'49" West for a distance of 174.58 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 63.78 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 00(degree)18'49" West for a distance of 30.51 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 126.66 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set on the said east right-of-way line of Barton Drive;

THENCE North 00(degree)18'49" West with the said east right-of-way line of Barton Drive for a distance of 116.58 feet to the POINT OF BEGINNING and containing 122,066 square feet or 2.8022 acres of land more or less.

                                    EXHIBIT B

                                 TOWER II TRACT

                                      Lot 2


                                   EXHIBIT B-1

                                      LOT 2

A 1.0513 acre tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7004, said tract being part of a 7.183 acre tract conveyed to Tenet Hospitals Limited by deed recorded in Volume 98006, Page 4013, Deed Records, Dallas County, Texas, and part of a 8.626 acre tract conveyed to Hines Group II Limited Partnership by deed recorded in Volume 91086, Page 4470, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas and being more particularly described as follows:

BEGINNING at a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner in the east right-of-way line of Barton Drive (56.00 feet wide), said point being South 00(degree)18'49" East a distance of 341.55 feet from the northwest corner of said tract conveyed to Tenet Hospitals Limited, said rod being in the center line of a City of Dallas Trafficway Easement recorded in Volume 91199, Page 1041 and Volume 91199, Page 1051, Deed Records, Dallas County, Texas for Southern Boulevard;

THENCE North 89(degree)41'11" East for a distance of 126.66 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 00(degree)18'49" East for a distance of 30.51 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 89(degree)41'11" East for a distance of 63.78 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 00(degree)18'49" East for a distance of 220.18 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE, South 89(degree)41'11" West for a distance of 190.44 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set on the said easterly right-of-way line of Barton Drive;

THENCE North 00(degree)18'49" West with the said easterly right-of-way line of Barton Drive for a distance of 250.69 feet to the POINT OF BEGINNING and containing 45,796 square feet or 1.0513 acres of land, more or less.

                                    EXHIBIT C

                                HOTEL/CONDO TRACT

                                      Lot 3


                                   EXHIBIT C-1

                                      LOT 3

A 0.9368 acre tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7004, said tract being part of a 7.183 acre tract conveyed to Tenet Hospitals Limited by deed recorded in Volume 98006, Page 4013, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas, being more particularly described as follows:

BEGINNING at a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner in the west right-of-way line of Noel Road (a variable right-of-way), said rod being South 00(degree)01'01" East a distance of 226.27 feet from the northeast corner said tract conveyed to Tenet Hospitals Limited;

THENCE South 00(degree)01'01" East with the said west right-of-way line of Noel Road for a distance of 267.67 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 151.76 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 00(degree)18'49" West for a distance of 267.67 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 89(degree)41'11" East for a distance of 153.14 feet to the POINT OF BEGINNING and containing 40,806 square feet or 0.9368 acres of land more or less.

                                    EXHIBIT D

                                  PARKING TRACT

                                      Lot 4


                                   EXHIBIT D-1

                                      LOT 4

A 3.2420 acre tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7004, said tract being part of a 7.183 acre tract conveyed to Tenet Hospitals Limited by deed recorded in Volume 98006, Page 4013, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas, more particularly described as follows:

BEGINNING at a chisel mark found at the northwest corner of said tract conveyed to Tenet Hospitals Limited, said chisel mark being the center line of a City of Dallas Trafficway Easement recorded in Volume 91199, Page 1041 and Volume 91199, Page 1051, Deed Records, Dallas County, Texas for Southern Boulevard, said chisel mark also being located in a Boundary Line Agreement recorded in Volume 86212, Page 3799, Deed Records, Dallas County, Texas:

THENCE North 89(degree)14'45" East with the north line of said tract conveyed to Tenet Hospitals Limited and along said Boundary Line Agreement for a distance of
360.43 feet to a chisel mark found for an angle point;

THENCE South 89(degree)59'31" East continuing with the north line of said tract conveyed to Tenet Hospitals Limited and along a Boundary Line Agreement recorded in Volume 80147, Page 1001, Deed Records, Dallas County, Texas for a distance of
263.30 feet to a 3 1/4" brass disk set for the northeast corner of said tract conveyed to Tenet Hospitals Limited from which a 5/8" iron rod found bears South 00(degree)01'01" East a distance of 0.36 feet, said disk being in the west right-of-way line of Noel Road (a variable right-of-way);

THENCE South 00(degree)01'01" East with the said west right-of-way line of Noel Road for a distance of 226.27 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 622.54 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner in the east right-of-way line of said Barton Drive;

THENCE North 00(degree)18'49" West with the said east right-of-way line of Barton Drive for a distance of 224.97 feet to the POINT OF BEGINNING and containing 141,220 square feet or 3.2420 acres of land more or less.

                                    EXHIBIT E

                                  ACCESS TRACT


                                   EXHIBIT E-1

                           ACCESS TRACT (COMMON AREA)

A 1.1160 acre tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7004, said tract being part of a 7.183 acre tract conveyed to Tenet Hospitals Limited by deed recorded in Volume 98006, Page 4013, Deed Records, Dallas County, Texas, and part of a 8.626 acre tract conveyed to Hines Group II Limited Partnership by deed recorded in Volume 91086, Page 4470, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas, more particularly described as follows:

BEGINNING at a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner in the west right-of-way line of Noel Road (a variable right-of-way), said rod being South 00(degree)01'01" East a distance of 493.94 feet from the northeast corner of said tract conveyed to Tenet Hospitals Limited;

THENCE South 00(degree)01'01" East with the said west right-of-way line of Noel Road for a distance of 54.00 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 430.43 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 00(degree)18'49" West for a distance of 128.28 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 89(degree)41'11" East for a distance of 254.96 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 00(degree)18'49" West for a distance of 193.38 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 89(degree)41'11" East for a distance of 24.00 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 00(degree)18'49" East for a distance of 267.67 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 89(degree)41'11" East for a distance of 151.76 feet to the POINT OF BEGINNING and containing 48,614 square feet or 1.1160 acres of land more or less.

                                    EXHIBIT F

                                SIGNAGE CRITERIA

General Criteria

The following design criteria applies to all permanent signage.

Acceptable Materials:

Stone, precast concrete or metal. Letters may be of translucent white plastic or metal. Temporary or moveable marquis lettering is prohibited.

Lighting for monument signage:

Monument signage will be designed to be visible at night, but not excessively bright. Acceptable methods of illumination are (a) a ground mounted flood light(s) in front of the sign or (b) back lit translucent plastic letters cut as stencils within a metal panel background or (c) raised solid letters back lit with concealed neon, or (d) some combination of (a), (b) or (c). All lighting or back lit letters will be white light. There will be only one method of illumination for monument signs, to be designed by the Project Architect and graphics consultant, and it shall be applied uniformly to all monument signs.

Prohibitions:

Profane, lewd, racist or offensive content of any kind is prohibited. Temporary banners, or temporary signage for special events or temporary activity is prohibited.
Advertising (except for tenant names and leasing contact information, as described herein) is prohibited. No blinking lights or strobe lights are permitted.
No pylon signs are permitted.
No part of any building mounted signage may extend above the roof line of the building.

Access Tract Monument Sign

The Project Architect together with its graphics consultant and landscape architect will design a monument sign to be shared by Tower I Owner and Tower II Owner, as described in Section 12.1(e). The monument sign will be architecturally compatible with the buildings on the Site. Tower I Owner and Tower II Owner both have the right to approve the final design of the monument sign. In the unlikely event that both parties cannot agree upon the final design then, provided the design meets all of the criteria set forth herein, the Project Architect may arbitrate the final design.

Specific criteria will be as follows:

Size:
-----
Height:     Not to exceed 8'-0"
Width:      Not to exceed 12'-0"
Thickness:  Not to exceed 2'-0"


                                   EXHIBIT F-1

Content:
--------
o     Galleria North logotype
o     Street Address
o Approximately one half of the sign will contain the Tower I building name and not more than four tenant names.
o Approximately one half of the sign will contain the Tower II building name and not more than four tenant names.

Building Monument Signs

All parties agree that the Project Architect together with its graphics consultant and landscape architect will design a prototypical monument sign to be used by all parties at the locations indicated on the Plot Plan. The monument sign design will be architecturally compatible with the buildings on the Site. All parties may approve the final design of the monument sign. In the unlikely event that all parties cannot agree upon the final design then, provided the design meets all of the criteria set forth below, the Project Architect may arbitrate the final design. Signs may deviate from the design criteria only with approval from all parties.

The design criteria will be as follows

Size:
-----
Height:     Not to exceed 4'-6"
Width:      Not to exceed 12'-0"
Thickness:  Not to exceed 2'-0"

Content:
--------
The first (top) line of each sign shall be the building name. With respect to the building name, the size, location on the sign, color, font and method of lighting will be prescribed by the graphics consultant and will be identical for all monument signs. Building names are as follows:

For Tower I:                        Galleria North Tower One
For Tower II:                       Galleria North Tower Two
For Hotel/Condo Improvements:       [the name of the Hotel, to be determined]

The graphics consultant will specify the area within the face of the sign which may contain additional content, leaving appropriate margins between the edges of the sign and the building name. For each of the office towers, additional signage content may include the names of not more than four (4) building tenants per sign. The font style for tenant's names may be in the logotype of the tenant's company. For the Hotel/Condo Improvements, additional content may include the name of not more than one (1) restaurants or bars within the Hotel/Condo Improvements. In no event shall the height of the letters of additional content exceed 80% of the height of the letters used in the building name. The graphics consultant may recommend other restrictions or regulations on signage content, font, proportion etc. and, if approved by all parties, will become part of the signage restrictions.


                                   EXHIBIT F-2

Provided it meets all design criteria, in lieu of one tenant's name on any monument sign the owner may elect to provide the following text:

Leasing Information: [Name, telephone number]

Tenant Signage on Buildings

Permissible signage areas for Tower I, Tower II and Tower III (if applicable) are illustrated on the attached diagrams.

Lighting for building signage:

Signage will be designed to be visible at night. Acceptable methods of illumination are (a) building-mounted flood light(s) or (b) metal channel letters with black lit translucent plastic face or (c) raised solid letters back lit with concealed neon, or (d) some combination of (a), (b) or (c). All lighting or back lit letters will be white light.

Monument Sign on Tollway Sign Tract

The design of the monument sign is attached to this REA as Exhibit Q. Any changes to the design must be approved by Tower I Owner, Tower II Owner and Hotel/Condo Owner. In the event all parties cannot agree upon the changes, provided the changes comply with all criteria set forth herein, the Project Architect may arbitrate the changes.

Specific criteria will be as follows:

Size:
-----
Height:     Not to exceed 30' from grade (16' of which is the sign face and the remainder of which is the sign base)
Width:      Not to exceed 15'
Thickness:  Not to exceed 2'

Content:
--------
o     Galleria North logotype
o     Compliance with Sections 12.1 (g) and (h).

The font style for tenants' names may be in the logotype of the tenant's company. In no event may the height of the letters exceed 2'. The graphics consultant may recommend other restrictions or regulations on signage content, font, proportion, etc., and, if approved by all parties, will become part of the signage restrictions.

Leasing Sign on Tower I Tract, Tower II Tract or the Access Tract

Tower I Owner and Tower II Owner have the right pursuant to Section 12.3(a) to install a temporary leasing sign on the Access Tract. Also, Tower I Owner may place a temporary leasing sign on the Tower I Tract and Tower II Owner may place a temporary leasing sign on the Tower II Tract. Each temporary sign must be made of painted Grade A wood or metal and must be consistent with the Class A nature of the Project. The temporary leasing sign must be reasonable and customary as to design and leasing information presented on the sign.


                                   EXHIBIT F-3

Specific criteria will be as follows:

Size:
-----
Height:     Not to exceed 8'
Width:      Not to exceed 8'
Thickness:  Not to exceed 1'

The temporary leasing sign may not be more than 40 square feet in the aggregate.

Content:
--------
o     Leasing Contact Information
o     Square Footage Amounts
o     Compliance with Section 12.3 (a)

To the extent both Tower I Owner and Tower II Owner desire to place a temporary leasing sign on the Access Tract at the same time, either: 1) Tower I Owner and Tower II Owner must share the sign and the cost of the sign in a manner agreed to by Tower I Owner and Tower II Owner, or 2) each of Tower I Owner and Tower II Owner must place their respective temporary leasing sign on their respective Tract and no temporary leasing sign may be installed on the Access Tract.


                                   EXHIBIT F-4

                                    EXHIBIT G

                             ALLOCATION METHODOLOGY


                                   EXHIBIT G-1

                        Tax Allocation for Tower I Tract
                               Schedule of Values

                                 1          2          3              4              5

                                           Land
                             Land Area    Value      Land        Improvement       Total
Portion of Tower I Trace       (SF)       per SF     Value          Value          Value
----------------------------------------------------------------------------------------------
Access Trace                    48,620    $17.85   $   67,867    $   824,000   $ 1,691,867


Loading Dock Tract              14,766    $15.62      230,645         48,000       278,645

Tower II Skybridge Trace         2,000    $15.62       31,240        112,000       143,240

Tower I Building, Level B1      56,693    $15.62      885,545     29,347,000    30,232,545
and Site Work                  -------             ----------    -----------   -----------

Total Tower I Tract            122,079             $2,015,297    $30,331,000   $32,346,297

                                 6             7
                                                          Parties
                                Tax                     Responsible
                            Allocation     Insurance    for Payment         Allocation
Portion of Tower I Trace    Percentage    Allocation       of Tax          Methodology
-------------------------------------------------------------------------------------------
Access Trace                    5.2%        2.7%      Tower I Owner,      Gross Area Ratio
                                                      Tower II Owner
                                                      and Hotel Owner
Loading Dock Tract              0.9%        0.2%      Tower I Owner and   Gross Area Ratio
                                                      Tower II
Tower II Skybridge Trace        0.4%        0.4%      Tower II Owner      100% to Tower II

Tower I Building, Level B1     93.5%       96.7%      Tower I Owner       100% to Tower I
and Site Work                 -----       -----

Total Tower I Tract           100.0%      100.0%

Notes:
----------

Column 1:  All land areas are based on land surveys by R.L. Goodson
           Engineers, except (i) the Tower II Skybridge Tract which is estimated and (ii) Tower I Building and Grounds" which is the remainder of the Tower I Tract area less the total area of the Access Tract, Loading Dock Tract and Tower II Skybridge Tract.

Column 2:  Land value per gross square foot. Initial values are based on
           Tenet's actual cost of the land. Initial value of the Access Tract is calculated w the weighted average of the DAP land cost (20,170 SF at $21.00/SF) and the Tenet land cost (28,450 SF at $15.62/SF).

Column 3.  Total value of land only for the described tract Calculated initially as Column 1 multiplied by column 2.

Column 4:  Total value of all improvements within the described tract.
           Initial values based on cost estimates prepared by the General Contractor.

Column 5:  Sum of Column 3 and Column 4.

Column 6:  Calculated as the value of Column 5 divided by the sum of Column 5.

Column 7:  Calculated as the value of Column 4 divided by the sum of Column 4.

                                    EXHIBIT H

                                    PLOT PLAN


                                   EXHIBIT H-1

                               EXHIBIT H PLOT PLAN


                         [GRAPHIC OF PLOT PLAN: PART 1]

                               EXHIBIT H PLOT PLAN


                         [GRAPHIC OF PLOT PLAN: PART 2]

                               EXHIBIT H PLOT PLAN


                         [GRAPHIC OF PLOT PLAN: PART 3]

                                    EXHIBIT I

                                      SITE


                                   EXHIBIT I-1

                                  OFFICE TRACT

A 8.0323 acre tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7004, said tract being part of a 7.183 acre tract conveyed to Tenet Hospitals Limited by deed recorded in Volume 98006, Page 4013, Deed Records, Dallas County, Texas, and part of a 8.626 acre tract conveyed to Hines Group II Limited Partnership by deed recorded in Volume 91086, Page 4470, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas, more particularly described as follows:

BEGINNING at a chisel mark found in east right-of-way line of Barton Drive (56.00 feet wide), said chisel mark being the northwest corner of said tract conveyed to Tenet Hospitals Limited, said chisel mark being the center line of a City of Dallas Traffic way Easement recorded in Volume 91199, Page 1041 and in Volume 91199, Page 1051, Deed Records, Dallas County, Texas for Southern Boulevard, said chisel mark also being in a Boundary Line Agreement recorded in Volume 86212, Page 3799, Deed Records, Dallas County, Texas;

THENCE North 89(degree)14'45" East with the north line of said tract conveyed to Tenet Hospital Limited and along said Boundary Line Agreement for a distance of
360.43 feet to a chisel mark found for an angle point;

THENCE South 89(degree)59'31" East with the said north line of said tract conveyed to Tenet Hospital Limited and along a Boundary Line Agreement recorded in Volume 80147, Page 1001, Deed Records, Dallas County, Texas for a distance of
263.30 feet to a 3 1/4" brass disk set in the west right-of-way line of Noel Road (a variable right-of-way) from which a 5/8" iron rod found bears South 00(degree)01'01" East a distance of 0.36 feet, said disk being the northeast corner of said tract conveyed to Tenet Hospitals Limited;

THENCE South 00(degree)01'01" East with the said west right-of-way line of Noel Road for a distance of 547.94 feet to a 1/2" iron rod with yellow plastic cap stamped RLG" set for corner;

THENCE South 89(degree)41'H" West for a distance of 430.43 feet to a 1/2" iron rod with yellow plastic cap stamped RLG" set for corner;

THENCE South 00(degree)18'49" East for a distance of 45.60 feet to a 1/2" iron rod with yellow plastic cap stamped' RLG" set for corner;

THENCE South 89(degree)41'11" West for a distance of 190.44 feet to a 1/2" iron rod with yellow plastic cap stamped' RLG" set in the said east right-of-way line of Barton Drive;

THENCE North 00(degree)18'49" West with the said east right-of-way line of Barton Drive for a distance of 592.24 feet to the POINT OF BEGINNING and containing 349,888 square feet or 8.0323 acres of land more or less.

                                   EXHIBIT J-1

                            COMMON IMPROVEMENT PLANS


                                  EXHIBIT J-1-1

                    EXHIBITS TO RECIPROCAL EASEMENT AGREEMENT ("REA")
                          GALLERIA NORTH, DALLAS, TEXAS

EXHIBIT J-l COMMON IMPROVEMENTS PLANS

SHEET NO.     DRAWING TITLE     PREPARED BY     DATE OF DRAWING  LAST REVISION
---------     -------------     -----------     ---------------  -------------
AO.l          SHEET INDEX       HP+P            April 29, 1998   May 1, 1998

PARKING GARAGE
--------------

A8.1        PARKING GARAGE- B2   HP+P            April 29, 1998  May 12, 1998
            LEVEL PLAN
A8.2        PARKING GARAGE- Bl   HP+P            April 29, 1998  May 12, 1998
            LEVEL PLAN
A8.3        PARKING GARAGE-      HP+P            April 29,1998   May 12,1998
            GROUND LEVEL
A8.4        PARKING GARAGE-      HP+P            April 29, 1998  May 12, 1998
            SECOND LEVEL
A8.5        PARKING GARAGE- 3RD  HP+P            April 29,1998   May 12, 1998
            LEVEL
A8.6        PARKING GARAGE- 4TH  HP+P            April 29,1998   May 12, 1998
            LEVEL
A8.7        PARKING GARAGE- 5TH  HP+P            April 29,1998   May 12, 1998
            LEVEL
A8.9        PARKING GARAGE-      HP+P            April 1, 1998   May 12, 1998
            ELEVATIONS

LANDSCAPING
-----------

L1.01       LAYOUT & MATERIALS   Talley          April 17,1998   May 1, 1998
            PLAN                 Associates
L1.02       LAYOUT & MATERIALS   Talley          April 17, 1998  May 1, 1998
            PLAN                 Associates
L1.03       COURTYARD LAYOUT &   Talley          April 17,1998   May 1, 1998
            MATERIALS PLAN       Associates
L2.01       GRADING PLAN         Talley          April 17,1998   May 1, 1998
                                 Associates
L2.02       GRADING PLAN         Talley          April 17,1998   May 1, 1998
                                 Associates
L3.01       PLANTING PLAN        Talley          April 17,1998   May 1, 1998
                                 Associates
L3.02       PLANTING PLAN        Talley          April 17,1998   May 1, 1998
                                 Associates
L3.03       PLANTING PLAN        Talley          March 31, 1998  May 1, 1998
                                 Associates
L5.01       DETAILS              Talley          April 17,1998   May 1, 1998
                                 Associates
L5.02       DETAILS              Talley          April 17, 1998  May 1, 1998
                                 Associates
L5.03       DETAILS              Talley          April 17,1998   May 1, 1998
                                 Associates

                                   EXHIBIT J-2

                              INTENTIONALLY DELETED


                                  EXHIBIT J-2-2

                                   EXHIBIT J-3

                              INTENTIONALLY DELETED


                                  EXHIBIT J-3-1

                                    EXHIBIT K

                                   ACCESS ROAD


                                   EXHIBIT K-1

                                ACCESS ROAD TRACT

A 0.2443 acre tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7004, said tract being part of a 7.183 acre tract conveyed to Tenet Hospitals Limited by deed recorded in Volume 98006, Page 4013, Deed Records, Dallas County, Texas, and part of a 8.626 acre tract conveyed to Hines Group II Limited Partnership by deed recorded in Volume 91086, Page 4470, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas, more particularly described as follows:

BEGINNING at a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner in the west right-of-way line of Noel Road (a variable right-of-way), said rod being South 00(degree)01'01" East a distance of 493.94 feet from the northeast corner of said tract conveyed to Tenet Hospitals Limited;

THENCE South 00(degree)01'01" East with the said west right-of-way line of Noel Road for a distance of 24.00 feet to a chisel mark set for corner;

THENCE South 89(degree)41'11" West for a distance of 175.63 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 00(degree)18'49" West for a distance of 291.67 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 89(degree)41'11" East for a distance of 24.00 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 00(degree)18'49" East for a distance of 267.67 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE North 89(degree)41'11" East for a distance of 151.76 feet to the POINT OF BEGINNING and containing 10,641 square feet or 0.2443 acres of land more or less.

                                    EXHIBIT L

                               LOADING DOCK TRACT


                                   EXHIBIT L-1

                               LOADING DOCK TRACT

A 0.3390 acre tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7004, said tract being part of a 7.183 acre tract conveyed to Tenet Hospitals Limited by deed recorded in Volume 98006, Page 4013, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas, more particularly described as follows:

BEGINNING at a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner in the east right-of-way line of Barton Drive (56.00 feet wide), said rod being South 00(degree)18'49" East a distance of 224.97 feet from the northwest corner of said tract conveyed to Tenet Hospitals Limited, and being in the center line of a City of Dallas Traffic way Easement recorded in Volume 91199, Page 1041 and Volume 91199, Page 1051, Deed Records, Dallas County, Texas for Southern Boulevard;

THENCE North 89(degree)41'11" East for a distance of 126.66 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 00(degree)18'49" East for a distance of 116.58 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 89(degree)41'11" West a distance of 126.66 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner in the said east right-of-way line of Barton Drive;

THENCE North 00(degree)18'49" West with the said east right-of-way line of Barton Drive for a distance of 116.58 feet to the POINT OF BEGINNING and containing 14,766 square feet or 0.3390 acres of land more or less.

                                    EXHIBIT M

                              INTENTIONALLY DELETED


                                   EXHIBIT M-1

                                    EXHIBIT N

                                  ROOF TERRACE


                                   EXHIBIT N-1

                                    EXHIBIT N
                           ROOF TERRACE IDENTIFICATION


                            [GRAPHIC OF ROOF TERRACE]

                                    EXHIBIT O

                               TOLLWAY SIGN TRACT

A 525 square foot tract of land situated in the John Witt Survey, Abstract No. 1584, in City of Dallas, Block No. 7005, said tract being all of that land described as Parcel Number One in deed to Barton Joint Venture as recorded in Volume 95027, Page 3348, Deed Records, Dallas County, Texas, and being situated in the City of Dallas, Dallas County, Texas and being more particularly described as follows:

BEGINNING at a chisel mark set for corner at the intersection of the easterly right-of-way line of Dallas North Tollway (a variable width right-of-way) with the north line of a 9.5 foot traffic way easement as recorded in Volume 91199, Page 1051, Deed Records, Dallas County, Texas;

THENCE North 00(degree)11'43" West along the east line of said Dallas North Tollway for a distance of 15.00 feet to a chisel mark set for corner;

THENCE North 89(degree)54'10" East, departing the east line of said Dallas North Tollway, for a distance of 35.00 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner;

THENCE South 00(degree)11'43" East for a distance of 15.00 feet to a 1/2" iron rod with yellow plastic cap stamped "RLG" set for corner in the north line of said 9.5 foot traffic way easement;

THENCE South 89(degree)54'10" West along the north line of said 9.5 foot traffic way easement for a distance of 35.00 feet to the POINT OF BEGINNING and containing 525 square feet or 0.0121 acres, more or less.


                                   EXHIBIT O-1

                                    EXHIBIT P

                DESIGNATED VISITOR SPACES AND CONDO SHARED SPACES


                                   EXHIBIT P-1

                                    EXHIBIT P


                     [GRAPHIC OF DESIGNATED VISITOR SPACES]

                                    EXHIBIT P


                        [GRAPHIC OF CONDO SHARED SPACES]

                                    EXHIBIT Q

                              TOLLWAY MONUMENT SIGN


                                   EXHIBIT Q-1

                       [GRAPHIC OF TOLLWAY MONUMENT SIGN]

                                   SCHEDULE I

                           INITIAL PARKING DECK RULES

Galleria North Office Tower Garage serves the parking needs for Office Tower tenants, their employees and visitors. To ensure equitable fulfillment of each user's parking requirements, each contract Parker is requested to cooperate in enforcement of the Garage Rules and Regulations.

o All full time, part time and temporary employees of Galleria North must fill out a Parking Request Form with complete vehicle descriptions, on the first day of employment. These forms can be delivered to the management office in Tower 2, Suite 150.
o If an employee has amended vehicle information, a new Parking Request Form must be filled out and should specify what changes need to be made.
o All full time, part time and temporary employees of Galleria North are to park past the control access gates in the Parking Garage. All parking outside of the gates is visitor parking only.
o Access cards are not transferable and may only be used by its assigned person.
o When entering or exiting the Garage, please allow the gate arm to fully cycle before proceeding forward with your vehicle. Failure to do so may disrupt the normal gate sequencing causing it to lower and possibly damage your vehicle and the gate.
o Do Not Tailgate (This means do not follow the car immediately ahead of you through the gate). Damage caused by tailgating will not be the responsibility of the Garage Operator.
o     The access card must be used on each entry to the parking facility.
o If a vehicle is being driven temporarily by a contract parker, the temporary vehicle must also be parked in contract parking.
o Protect the card from direct exposure to sunlight and/or heat as it may damage the card.
o If your card has been lost or stolen, you must report and replace it immediately.
o Cards, which have been lost or damaged, can be replaced, or additional cards can be issued for $5.50 (includes tax) per access card. Cost is subject to change and is based on actual supplier cost.
o Contract parkers must park their vehicle within the designated contract area beyond the access gates during the hours of 5 a.m. and 6 p.m. There are no exceptions for parking in the visitor area during business.
o Employee's vehicles found outside designated parking areas will be put on notice.
o     Vehicles receiving multiple notices will be towed at the owner's expense
o Vehicles are not to be left on property overnight. Any vehicle identified as being on property in excess of twenty-four (24) hours, without written approval, will be subject to tow at owner's expense.
o Always park between the lines designating parking spaces. Do not park at the end of the aisles, in drive lanes, or in any other non-striped area.
o "HEAD-IN" parking only. Do not back into a parking space. Do not "Pull Through" to the next row of parking spaces.
o     Please do not dump ashtrays or other trash in the Garage.
o     Be sure to lock your vehicle and remove all valuables.


                                    Sch. I-1

o Security escorts to and from the Garage can be arranged by contacting the Management Office.
o Management reserves the right, without formal notice, to void and/or remove permits from permit holders who are in default of lease terms or in violation of parking rules and regulations.
o Please direct all inquires regarding the Parking Rules and Regulations to Galleria North Management Office or through the Tenant Contact for your company or department.

Management reserves the right to rescind any of these regulations and to make such other and further regulations as, in its reasonable judgments, shall, from time to time, be required for the success, safety, protection, care and cleanliness of the Garage, the operator thereof, the preservation of good order therein and the protection and comfort of the Parkers and pedestrians. Such rules and regulations, when made and written notice is given to Parker, shall be binding upon them in like manner as if originally herein prescribed.

                                   SCHEDULE II

                           INITIAL LOADING DOCK RULES

The Galleria North Office Tower Dock serves the delivery needs for Office Tower tenants, their employees and visitors. To ensure equitable fulfillment of each user's requirements, each delivering vendor is requested to cooperate in enforcement of the Dock Rules and Regulations.

o     Parking is permitted while loading or unloading only.
o     Items left on the Dock will be discarded at the owner's expense.
o     Engines are to be turned off while parked at the Dock.
o     Violators will be towered at the owner's expense.
o Vehicles are not to be left on property overnight. Any vehicle identified as being on property in excess of twenty-four (24) hours, without written approval, will be subject to tow at owner's expense.
o Always park between the lines designating parking spaces. Do not park in any other non-striped area.
o     Please do not dump ashtrays or other trash on the Dock.
o Be sure to lock your vehicle and secure all valuables. Vehicle owner assumes all liability and risk associated with using the Dock.
o Please direct all inquiries regarding the Dock Rules and Regulations to the Galleria North Management Office or through the Tenant Contact for your company or department.

Management reserves the right to rescind any of these regulations and to make such other and further regulations as, in its reasonable judgments, shall, from time to time, be required for the success, safety, protection, care and cleanliness of the Dock, the operator thereof, the preservation of good order therein and the protection and comfort of the users and pedestrians. Such rules and regulations, when made and written notice is given to users, shall be binding upon them in like manner as if originally herein prescribe


                                    Sch. II-1